UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-06114

Cavanal Hill Funds

(Exact name of registrant as specified in charter)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Address of principal executive offices)	(Zip code)

Cite Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:      1-800-762-7085

Date of fiscal year end:      8/31

Date of reporting period:      8/31/21

Item 1. Reports to Stockholders.

Annual Report

August 31, 2021

U.S. Treasury Fund

Government Securities Money Market Fund

Limited Duration Fund

Moderate Duration Fund

Bond Fund

Strategic Enhanced Yield Fund

Ultra Short Tax-Free Income Fund

Active Core Fund

Mid Cap Diverse Leadership Fund

Opportunistic Fund

World Energy Fund

Hedged Income Fund

On January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.cavanalhillfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (800) 762-7085.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund you can call (800) 762-7085 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Table of Contents

Management Discussion of Fund Performance

3

Statements of Assets and Liabilities

24

Statements of Operations

28

Statements of Changes in Net Assets

32

Schedules of Portfolio Investments

38

Notes to the Financial Statements

78

Financial Highlights

88

Report of Independent Registered Public Accounting Firm

112

Additional Fund Information

114

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each non-Money Market Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-PORT. The Money Market Funds file completed Schedules of Portfolio Holdings with the Securities and Exchange Commission on Form N-NMFP. Schedules of Portfolio Holdings for the funds are available without charge on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or summary prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus or summary prospectus. To obtain a prospectus or summary prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

Cavanal Hill Distributors, Inc., member FINRA, serves as the distributor for the Cavanal Hill Funds.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, BOKF, NA, any of its affiliates or the Distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements give our current expectations of forecasts of future events. They include statements regarding our anticipated future operating and financial performance. Although we believe the expectations and statements reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions, by inaccurate information from third parties, or by known or unknown risks and uncertainties.

Glossary of Terms

Bloomberg 1-Year Municipal Bond Index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years.

Bloomberg Asset-Backed Securities (ABS) Index includes pass-through, bullet, and controlled amortization structures. The ABS Index includes only the senior class of each ABS issue and the ERISA-eligible B and C tranche.

Bloomberg U.S. Aggregate Bond Index measures the investment-grade, USD-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS, and CMBS.

Bloomberg U.S. CMBS Investment Grade Index measures the market of U.S. Agency and US Non-Agency conduit and fusion CMBS deals with a minimum current deal size of $300m. The index is divided into two subcomponents: the U.S. Aggregate-eligible component, which contains bonds that are ERISA eligible under the underwriter’s exemption, and the non-US Aggregate-eligible component, which consists of bonds that are not ERISA eligible.

Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/ BB+ or below. Bonds from issuers with an emerging markets (EM) country of risk, based on Barclays EM country definition, are excluded.

Bloomberg U.S. Corporate Investment-Grade Index covers all publicly issued U.S. corporate, non-corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements, to qualify, bonds must be SEC-registered.

Bloomberg U.S. Intermediate Aggregate Bond Index is representative of investment-grade debt issues with maturities from one year up to (but not including) 10 years.

Bloomberg U.S. Mortgage-Backed Securities tracks agency mortgage pass-through securities (no longer incorporates hybrid ARM) guaranteed by Ginnie Mae (GNMA), Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage.

Bloomberg U.S. Treasury 20+ Year Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 20+ years to maturity. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

Bloomberg U.S. Treasury Index is an index of the public obligations of the U.S. Treasury with a remaining maturity of one year or more are non-convertible and are denominated in U.S. dollars. Securities must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment grade.

CBOE S&P 500 BuyWrite Index is designed to show the hypothetical performance of a portfolio that engages in a buywrite strategy using S&P 500 index call options.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations, and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index is comprised of investment-grade government and corporate debt securities with maturities between one- and five-years.

MSCI World Energy Index captures the large- and mid-cap segments across 23 developed markets and includes securities classified in the energy sector per Global Industry Classification Standard.

Russell 1000® Index is designed to represent the performance of companies within specific sectors of the Russell 1000® Index. Methodology equally weights securities within each sector, mitigating security specific risk an offering balanced exposure to particular sectors.

Russell 2000® Index is designed to represent the performance of companies within specific sectors of the Russell 2000® Index. Methodology equally weights securities within each sector, mitigating security specific risk and offering balanced exposure to particular sectors.

Russell 3000® Index is designed to represent the performance of companies within specific sectors of the Russell 3000® Index. Methodology equally weights securities within each sector, mitigating security specific risk and offering balanced exposure to particular sectors.

Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® Index. The Russell 3000® Growth Index includes companies that display signs of above average growth, exhibit higher price-to-book, and forecasted earnings.

Russell 3000® Value Index is a market capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000® Index, included in the index are stocks from the Russell 3000 with lower price-to-book ratios and lower expected growth rates.

Russell Midcap® Index tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

Secured Overnight Financing Rate (SOFR) is a measure of the cost of borrowing cash overnight collateralized by Treasury securities, the benchmark is fully transaction based, founded on a robust underlying market–actual transaction level data is provided by Bank of New York Mellon and an affiliate of the Depository Trust & Clearing Corporation, DTCC Solutions LLC.

Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index is produced by Municipal Market Data (MMD), which is a 7-day high-grade market index comprised of tax-exempt variable rate demand obligations (VRDO’s) from MMD’s extensive database. SIFMA is a leading securities industry trade group representing securities firms, banks, and asset management companies in the U.S. and Hong Kong.

Standard & Poor 500 Index (S&P 500 Index) is regarded as a gauge of the U.S. equities market; this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

The above indices are unmanaged and do not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Gross Domestic Product (GDP) measures the market value of the goods and services produced by labor and property within the respective country/economic region.

Yield to Worst (YTW) is lowest potential bond yield received without the issuer defaulting, it assumes the worst-case scenario, or earliest redemption possible under terms of the bond.

Organization of Petroleum Exporting Countries (OPEC) is a permanent intergovernmental organization of 14 oil-exporting developing nations that coordinates and unifies the petroleum policies of its Member Countries.

Money Market Funds (Unaudited)

Investment Concerns

You could lose money by investing in the funds. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor has no legal obligation to provide financial support to the funds, and you should not expect that the sponsor will provide financial support to the funds at any time.

Market Conditions

The year was once again dominated by the ultra-low-interest-rate environment. But this time there was a glimpse of an eventual end to the dismal environment, as vaccines began to be widely distributed, with a positive effect on infection rates and global business conditions.

From an asset flow perspective, the past year saw the industry stabilize as the pandemic’s initial shock receded into the past. As of August 31, 2021, money market fund assets totaled about $4.5 trillion.

The U.S. Treasury Fund and the Government Securities Money Market Fund

Near-zero interest rates continued to have an impact on portfolio management. The funds carried ample repurchase agreement (Repo) balances, which provided ready liquidity. Floating-rate notes, based on the Secured Overnight Financing Rate1, provided a bit of yield boost in the Government Securities Money Market Fund and Treasury Bill-based floating rate notes did the same for the U.S. Treasury Fund.*

Longer-term Treasuries added some value. The classic money market fund value proposition is “safety, liquidity and yield” and all fund holdings were purchased with that proposition in mind.*

Outlook

Our working assumption is that we are closer to the end of the near-zero interest rate environment than the beginning. What is unknown, of course, is the exact timing of the beginning of the normalization process, as well as its length. Once normalization begins, Repo balances and floating-rate notes should quickly reflect the higher rates.

Safety, liquidity and yield remain of primary importance to us as we manage the Money Market Funds during an unprecedented period. We remain ready to: a) purchase longer-term securities when they offer attractive value; b) continue to have substantial positions in floating-rate notes, which typically pay a bit more than repos; and c) keep judicious portions of each fund in daily liquid assets to meet future redemptions.*

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Limited Duration Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average duration of no longer than 3.5 years.

For the year ended August 31, 2021, the Limited Duration Fund A Shares (at NAV) returned 0.42%; Investor Shares returned 0.52%, while the Institutional Shares returned 0.65%. The Fund’s benchmark, the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index1 posted a total return of 0.45%.

Market Conditions

Economic activity was remarkably strong during the period, with U.S. gross domestic product growing at a faster pace than it has in nearly 20 years. At the same time, all inflation measures also saw a dramatic increase. Against this high-growth/high-inflation backdrop, the Federal Reserve maintained a very stimulative posture, holding short rates near zero and continuing its aggressive quantitative easing measures in an attempt to return employment to its pre-pandemic levels. As measured by the unemployment rate, this aggressive Fed policy was effective over the time period, with unemployment dropping steadily.

With this macroeconomic environment, the fixed income market reacted as one might expect. Though short-term rates remained anchored due to Fed policy, rates on the long end of the curve rose significantly. Balance sheet strength and investor demand for yield both played a part in the continued tightening of credit spreads over the period.

The two keys to performance over the period were duration and credit positioning, as is often the case in the fixed income market. With higher long-term rates, it was important for investors to avoid long duration positioning. With tightening credit spreads, particularly at the lower end, the optimal strategy was to be overweight credit sectors relative to government sectors.

The strongest performance came from the high yield corporate sector, with the Bloomberg U.S. Corporate High Yield Bond Index1 returning 10.14% for the period. This performance was driven by very large returns on the lowest-rated portions of the index.

On the investment grade side, the corporate sector was the big winner, with the corporate portion of the Bloomberg U.S. Aggregate Bond Index1 up 2.53%. Again, it paid to have allocations at the lower end of the investment grade credit spectrum, with the Baa-rated portion of the Bloomberg U.S. Aggregate Bond Index1 returning 4.06% for the period.

Given the strong credit environment, government sectors underperformed. Treasuries were the laggard, with the U.S. Treasury portion of the Bloomberg U.S. Aggregate Bond Index1 falling 2.11%. As long-term rates rose, longer-duration Treasuries were hurt the most, with the Treasury 20+ year portion of the index falling 7.33%.

Fund Strategy

All four of the taxable fixed income mutual funds employed similar strategies for the period. Generically, we maintained a short duration bias along with an overweight to credit sectors, underweighting government-related sectors. This allocation was effective as long-term rates rose and credit spreads tightened during the period.*

The institutional class of the Limited Duration Fund outperformed its benchmark by 20 basis points, driven by a shorter-than-benchmark duration and an overweight to credit sectors. The Fund has a large allocation to both non-agency mortgage-backed securities and non-agency asset-backed securities, which was the largest contributor to outperformance.*

Because performance for the period was so bifurcated, with credit sectors outperforming and government-backed sectors trailing, any allocation to Treasuries and agencies was a substantial drag and these securities had the greatest negative impact on the Fund’s performance.*

Outlook

Though economic growth and inflation figures remain robust, the rate of change in both growth and inflation has been moderating over the previous three to six months. Additionally, though the Fed will certainly remain very accommodative in the near/medium-term, its next action will likely be a tapering of its asset-purchase program.

Despite these potential headwinds, volatility is likely to be subdued in the fixed income markets. On the credit side, the market remains convinced that the Fed will again provide a backstop in the event of any substantial selling pressure. Regarding interest rates, the prospect of any rise on the short end is still very far on the horizon. With short rates certain to be pegged near zero for an extended period, we believe the chances for long rates to move up by any meaningful amount are limited as well. As growth and inflation may indeed disappoint in the coming quarters, it also seems unlikely that interest rates on the long end will fall by any material amount without some large, external shock.*

Therefore, we believe the most likely path for the fixed income markets over the next six months seems to be status quo. Credit spreads should remain very tight, with a bias to tightening further, and interest rates should remain steady, perhaps with a drift higher on the long end of the curve.*

With interest rates likely to remain steady with a bias towards higher rates on the long end, we are positioning the Fund with a shorter duration than its benchmark. Should long rates rise, we will reduce our short duration position.*

With credit spreads also likely to remain steady with a bias towards tighter spreads, we plan to maintain our overweight to credit sectors and keep our underweight to the Treasury and agency sectors.*

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Limited Duration Fund (Unaudited)

Index Description

The performance of the Limited Duration Fund is measured against the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index, an unmanaged index that is comprised of investment-grade government and corporate debt securities with maturities between one- and five-years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Funds’ prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

For the year ended 8/31/2021	1 Year	5 years	10 Year
A Shares (at NAV)[1]	0.42%	2.04%	1.93%
A Shares (with 2.00% maximum load)[1]	(1.59)%	1.62%	1.72%
Investor Shares	0.52%	2.01%	1.90%
Institutional Shares	0.65%	2.29%	2.16%
ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index	0.45%	2.30%	1.94%
Lipper Short Investment Grade Debt Funds Average[2]	1.85%	2.25%	1.86%

Expense Ratios
			Gross
A Shares			0.81%
Investor Shares			0.96%
Institutional Shares			0.71%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2021.

The above expense ratios are from the Funds’ prospectus dated December 28, 2020. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2021 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

Moderate Duration Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average duration of no longer than five years.

For the year ended August 31, 2021, the Moderate Duration Fund A Shares (at NAV) returned 1.11%; Investor Shares returned 1.21%, while the Institutional Shares returned 1.37%. The Fund’s benchmark, the Bloomberg U.S. Intermediate Aggregate Bond Index1, showed total return of 0.10%.

Market Conditions

Economic activity was remarkably strong during the period, with U.S. gross domestic product growing at a faster pace than it has in nearly 20 years. At the same time, all inflation measures also saw a dramatic increase. Against this high-growth/high-inflation backdrop, the Federal Reserve maintained a very stimulative posture, holding short rates near zero and continuing its aggressive quantitative easing measures in an attempt to return employment to its pre-pandemic levels. As measured by the unemployment rate, this aggressive Fed policy was effective over the time period, with unemployment dropping steadily.

With this macroeconomic environment, the fixed income market reacted as one might expect. Though short-term rates remained anchored due to Fed policy, rates on the long end of the curve rose significantly. Balance sheet strength and investor demand for yield both played a part in the continued tightening of credit spreads over the period.

The two keys to performance over the period were duration and credit positioning, as is often the case in the fixed income market. With higher long-term rates, it was important for investors to avoid long duration positioning. With tightening credit spreads, particularly at the lower end, the optimal strategy was to be overweight credit sectors relative to government sectors.

The strongest performance came from the high yield corporate sector, with the Bloomberg U.S. Corporate High Yield Bond Index1 returning 10.14% for the period. This performance was driven by very large returns on the lowest-rated portions of the index.

On the investment grade side, the corporate sector was the big winner, with the corporate portion of the Bloomberg U.S. Aggregate Bond Index1 up 2.53%. Again, it paid to have allocations at the lower end of the investment grade credit spectrum, with the Baa-rated portion of the Bloomberg U.S. Aggregate Bond Index1 returning 4.06% for the period.

Given the strong credit environment, government sectors underperformed. Treasuries were the laggard, with the U.S. Treasury portion of the Bloomberg U.S. Aggregate Bond Index1 falling 2.11%. As long-term rates rose, longer-duration Treasuries were hurt the most, with the Treasury 20+ year portion of the index falling 7.33%.

Fund Strategy

All of the taxable fixed income mutual funds employed similar strategies for the period. Generically, we maintained a short duration bias along with an overweight to credit sectors, underweighting government-related sectors. This allocation was effective as long-term rates rose and credit spreads tightened during the period.*

The Institutional Class of the Moderate Duration Fund outperformed its benchmark by 127 basis points, driven by a shorter-than-benchmark duration and an overweight to credit sectors. Large allocations to corporate bonds and taxable munis were the largest contributors to outperformance.*

Because performance for the period was so bifurcated, with credit sectors outperforming and government-backed sectors trailing, any allocation to Treasuries and agencies was a substantial drag and these securities had the greatest negative impact the Fund’s performance. The short duration position was a headwind, partly offset by the positive effect of the Fund’s overweight to corporate bonds.*

Outlook

Though economic growth and inflation figures remain robust, the rate of change in both growth and inflation has been moderating over the previous three to six months. Additionally, though the Fed will certainly remain very accommodative in the near/medium-term, its next action will likely be a tapering of its asset-purchase program.

Despite these potential headwinds volatility is likely to be subdued in the fixed income markets. On the credit side, the market remains convinced that the Fed will again provide a backstop in the event of any substantial selling pressure. Regarding interest rates, the prospect of any rise on the short end is still very far on the horizon. With short rates certain to be pegged near zero for an extended period, we believe the chances for long rates to move up by any meaningful amount are limited as well. As growth and inflation may indeed disappoint in the coming quarters, it also seems unlikely that interest rates on the long end will fall by any material amount without some large, external shock.*

Therefore, we believe the most likely path for the fixed income markets over the next six months seems to be status quo. Credit spreads should remain very tight, with a bias to tightening further, and interest rates should remain steady, perhaps with a drift higher on the long end of the curve.*

With interest rates likely to remain steady with a bias towards higher rates on the long end, we are positioning the Fund with a shorter duration than its benchmark. Should long rates rise, we will reduce our short duration position.*

With credit spreads also likely to remain steady with a bias towards tighter spreads, we plan to maintain our overweight to credit sectors and keep our underweight to the Treasury and agency sectors.*

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Moderate Duration Fund (Unaudited)

Index Description

The performance of the Moderate Duration Fund is measured against the Bloomberg U.S. Intermediate Aggregate Bond Index, an unmanaged index that is representative of investment-grade debt issues with maturities from one year up to (but not including) 10 years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Intermediate-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

For the year ended 8/31/2021	1 Year	5 Years	10 Years
A Shares (at NAV)[1]	1.11%	2.19%	2.93%
A Shares (with 2.00% maximum load)[1]	(0.90)%	1.77%	2.72%
Investor Shares	1.21%	2.13%	2.91%
Institutional Shares	1.37%	2.40%	3.18%
Bloomberg U.S. Intermediate Aggregate Bond Index	0.10%	2.61%	2.57%
Lipper Short-Intermediate Investment Grade Debt Funds Average[2]	1.08%	2.38%	2.23%
Expense Ratios
			Gross
A Shares			1.15%
Investor Shares			1.30%
Institutional Shares			1.05%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2021.

The above expense ratios are from the Funds’ prospectus dated December 28, 2020. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2021 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

Bond Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average maturity of three years or more and generally no longer than 10 years.

For the year ended August 31, 2021, the Bond Fund A Shares (at NAV) returned 0.36%; the Investor Shares returned 0.36%; and the Institutional Shares returned 0.51%. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index1, showed a total return of (0.08)%.

Market Conditions

Economic activity was remarkably strong during the period, with U.S. gross domestic product growing at a faster pace than it has in nearly 20 years. At the same time, all inflation measures also saw a dramatic increase. Against this high-growth/high-inflation backdrop, the Federal Reserve maintained a very stimulative posture, holding short rates near zero and continuing its aggressive quantitative easing measures in an attempt to return employment to its pre-pandemic levels. As measured by the unemployment rate, this aggressive Fed policy was effective over the time period, with unemployment dropping steadily.

With this macroeconomic environment, the fixed income market reacted as one might expect. Though short-term rates remained anchored due to Fed policy, rates on the long end of the curve rose significantly. Balance sheet strength and investor demand for yield both played a part in the continued tightening of credit spreads over the period.

The two keys to performance over the period were duration and credit positioning, as is often the case in the fixed income market. With higher long-term rates, it was important for investors to avoid long duration positioning. With tightening credit spreads, particularly at the lower end, the optimal strategy was to be overweight credit sectors relative to government sectors.

The strongest performance came from the high yield corporate sector, with the Bloomberg U.S. Corporate High Yield Bond Index1 returning 10.14% for the period. This performance was driven by very large returns on the lowest-rated portions of the index.

On the investment grade side, the corporate sector was the big winner, with the corporate portion of the Bloomberg U.S. Aggregate Bond Index1 up 2.53%. Again, it paid to have allocations at the lower end of the investment grade credit spectrum, with the Baa-rated portion of the Bloomberg U.S. Aggregate Bond Index1 returning 4.06% for the period.

Given the strong credit environment, government sectors underperformed. Treasuries were the laggard, with the U.S. Treasury portion of the Bloomberg U.S. Aggregate Bond Index1 falling 2.11%. As long-term rates rose, longer-duration Treasuries were hurt the most, with the Treasury 20+ year portion of the index falling 7.33%.

Fund Strategy

All of the taxable fixed income mutual funds employed similar strategies for the period. Generically, we maintained a short duration bias along with an overweight to credit sectors, underweighting government-related sectors. This allocation was effective as long-term rates rose and credit spreads tightened during the period.*

The institutional class of the Bond Fund outperformed its benchmark by 59 basis points, driven by a shorter-than-benchmark duration and an overweight to credit sectors. The Bond Fund had large allocations to corporate bonds and taxable munis, which was the largest contributor to outperformance.*

Because performance for the period was so bifurcated, with credit sectors outperforming and government-backed sectors trailing, any allocation to Treasuries and agencies was a substantial drag and these securities had the greatest negative impact the Fund’s performance.*

Outlook

Though economic growth and inflation figures remain robust, the rate of change in both growth and inflation has been moderating over the previous three to six months.

Additionally, though the Fed will certainly remain very accommodative in the near/medium-term, its next action will likely be a tapering of its asset-purchase program.

Despite these potential headwinds volatility is likely to be subdued in the fixed income markets. On the credit side, the market remains convinced that the Fed will again provide a backstop in the event of any substantial selling pressure. Regarding interest rates, the prospect of any rise on the short end is still very far on the horizon. With short rates certain to be pegged near zero for an extended period, we believe the chances for long rates to move up by any meaningful amount are limited as well. As growth and inflation may indeed disappoint in the coming quarters, it also seems unlikely that interest rates on the long end will fall by any material amount without some large, external shock.*

Therefore, we believe the most likely path for the fixed income markets over the next six months seems to be status quo. Credit spreads should remain very tight, with a bias to tightening further, and interest rates should remain steady, perhaps with a drift higher on the long end of the curve.*

With interest rates likely to remain steady with a bias towards higher rates on the long end, we are positioning the Fund with a shorter duration than its benchmark. Should long rates rise, we will reduce our short duration position.*

With credit spreads also likely to remain steady with a bias towards tighter spreads, we plan to maintain our overweight to credit sectors and keep our underweight to the Treasury and agency sectors.*

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Bond Fund (Unaudited)

Index Description

The performance of the Bond Fund is measured against the Bloomberg U.S. Aggregate Bond Index, an unmanaged index that is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

For the year ended 8/31/2021	1 Year	5 years	10 Year
A Shares (at NAV)[1]	0.36%	2.48%	2.95%
A Shares (with 2.00% maximum load)[1]	(1.68)%	2.06%	2.75%
Investor Shares	0.36%	2.42%	2.93%
Institutional Shares	0.51%	2.67%	3.18%
Bloomberg U.S. Aggregate Bond Index	(0.08)%	3.11%	3.18%
Lipper Core Bond Funds Average[2]	1.11%	3.32%	3.35%
Expense Ratios
			Gross
A Shares			0.84%
Investor Shares			0.99%
Institutional Shares			0.74%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2021.

The above expense ratios are from the Funds’ prospectus dated December 28, 2020. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2021 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

Strategic Enhanced Yield Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to achieve optimal risk-adjusted return by tapping into multi-sector opportunities created by market inefficiencies. We focus on out-of-favor sectors, searching for individual securities that we believe are likely to outperform the market. The Fund typically has a substantial allocation to mortgage-backed securities and other securitized products. We have the freedom to invest in a broad range of credit ratings and durations.

For the year ended August 31, 2021, the Strategic Enhanced Yield Fund A Shares (at NAV) returned 0.30% the Investor Shares returned 0.22% and the Institutional Shares returned 0.55%. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index1, showed a total return of (0.08)%.

Market Conditions

Economic activity was remarkably strong during the period, with U.S. gross domestic product growing at a faster pace than it has in nearly 20 years. At the same time, all inflation measures also saw a dramatic increase. Against this high-growth/high-inflation backdrop, the Federal Reserve maintained a very stimulative posture, holding short rates near zero and continuing its aggressive quantitative easing measures in an attempt to return employment to its pre-pandemic levels. As measured by the unemployment rate, this aggressive Fed policy was effective over the time period, with unemployment dropping steadily.

With this macroeconomic environment, the fixed income market reacted as one might expect. Though short-term rates remained anchored due to Fed policy, rates on the long end of the curve rose significantly. Balance sheet strength and investor demand for yield both played a part in the continued tightening of credit spreads over the period.

The two keys to performance over the period were duration and credit positioning, as is often the case in the fixed income market. With higher long-term rates, it was important for investors to avoid long duration positioning. With tightening credit spreads, particularly at the lower end, the optimal strategy was to be overweight credit sectors relative to government sectors.

The strongest performance came from the high yield corporate sector, with the Bloomberg U.S. Corporate High Yield Bond Index1 returning 10.14% for the period. This performance was driven by very large returns on the lowest-rated portions of the index.

On the investment grade side, the corporate sector was the big winner, with the corporate portion of the Bloomberg U.S. Aggregate Bond Index1 up 2.53%. Again, it paid to have allocations at the lower end of the investment grade credit spectrum, with the Baa-rated portion of the Bloomberg U.S. Aggregate Bond Index1 returning 4.06% for the period.

Given the strong credit environment, government sectors underperformed. Treasuries were the laggard, with the U.S. Treasury portion of the Bloomberg U.S. Aggregate Bond Index1 falling 2.11%. As long-term rates rose, longer-duration Treasuries were hurt the most, with the Treasury 20+ year portion of the index falling 7.33%.

Fund Strategy

All of the taxable fixed income mutual funds employed similar strategies for the period. Generically, we maintained a short duration bias along with an overweight to credit sectors, underweighting government-related sectors. This allocation was effective as long-term rates rose and credit spreads tightened during the period.*

The institutional class of the Strategic Enhanced Yield Fund outperformed its benchmark by 63 basis points, driven by a shorter-than-benchmark duration and an overweight to credit sectors, particularly below-investment-grade bonds.*

Because performance for the period was so bifurcated, with credit sectors outperforming and government-backed sectors trailing, any allocation to Treasuries and agencies was a substantial drag and these securities had the greatest negative impact the Fund’s performance.

Outlook

Though economic growth and inflation figures remain robust, the rate of change in both growth and inflation has been moderating over the previous three to six months.

Additionally, though the Fed will certainly remain very accommodative in the near/medium-term, its next action will likely be a tapering of its asset-purchase program.

Despite these potential headwinds volatility is likely to be subdued in the fixed income markets. On the credit side, the market remains convinced that the Fed will again provide a backstop in the event of any substantial selling pressure. Regarding interest rates, the prospect of any rise on the short end is still very far on the horizon. With short rates certain to be pegged near zero for an extended period, we believe the chances for long rates to move up by any meaningful amount are limited as well. As growth and inflation may indeed disappoint in the coming quarters, it also seems unlikely that interest rates on the long end will fall by any material amount without some large, external shock.

Therefore, we believe the most likely path for the fixed income markets over the next six months seems to be status quo. Credit spreads should remain very tight, with a bias to tightening further, and interest rates should remain steady, perhaps with a drift higher on the long end of the curve.*

With interest rates likely to remain steady with a bias towards higher rates on the long end, we are positioning the Fund with a shorter duration than its benchmark. Should long rates rise, we will reduce our short duration position.*

With credit spreads also likely to remain steady with a bias towards tighter spreads, we plan to maintain our overweight to credit sectors and keep our underweight to the Treasury and agency sectors.*

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Strategic Enhanced Yield Fund (Unaudited)

Index Description

The performance of the Strategic Enhanced Yield Fund is measured against the Bloomberg U.S. Aggregate Bond Index, an unmanaged index that is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

		Since
		Inception
For the year ended 8/31/2021	1 Year	(12/26/2017)
A Shares (at NAV)[1]	0.30%	4.12%
A Shares (with 2.00% maximum load)[1]	(1.73)%	3.56%
Investor Shares	0.22%	4.22%
Institutional Shares	0.55%	4.38%
Bloomberg U.S. Aggregate Bond Index	(0.08)%	4.24%
Lipper Multi-Sector Income Funds Average[2]	6.17%	4.34%
Expense Ratios
		Gross
A Shares		1.99%
Investor Shares		2.07%
Institutional Shares		1.79%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2021.

The above expense ratios are from the Funds’ prospectus dated December 28, 2020. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2021 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from December 31, 2017.

Ultra Short Tax-Free Income Fund (Unaudited)

Fund Goal

We seek to generate current income that is exempt from federal income taxes by investing primarily in a diversified portfolio of municipal securities, with at least 65% of the Fund’s assets invested in securities that are rated within the three highest long-term or highest short-term rating categories at the time of purchase. The Fund normally maintains a dollar-weighted average maturity of one day to one year.

For the year ended August 31, 2021, the Ultra Short Tax-Free Fund A Shares (at NAV) returned -0.30%; the Investor Shares returned -0.30% and the Institutional Shares returned 0.01%. The Fund’s benchmark, the Bloomberg 1-Year Municipal Bond Index1, showed a total return of 0.62%.

Market Conditions

The U.S. economy was quite strong during the period as businesses re-opened and vaccines were rolled out. An annualized 4.5% gross domestic product growth rate in the fourth quarter of 2020 was followed by growth of over 6% in each of the first two quarters of 2021. The employment situation showed marked improvement as non-farm payrolls averaged 500,000 job gains per month and the unemployment rate fell to a post-pandemic low of 5.2% in August. Although the Delta variant was certainly a drag on the rebound, the consensus is that the infection case number should be peaking soon and that the economic recovery is expected to remain on track.

While the Federal Reserve (Fed) didn’t raise the overnight lending rate during the period, it did signal that it may begin tapering its bond purchase program in the near future. Yields in the longer end could drift higher when that happens and that, in turn, may lift short rates slightly as well.

Despite a busy news cycle and a fair amount of volatility in the equity market, as well as the longer end of the bond market, the short end of the municipal bond market was fairly muted during the period. The SIFMA Index1, which is an average of variable rate demand notes (VRDNs), ranged from 0.02% to 0.13% during the year. Investors didn’t gain much advantage in the fixed-rate market, as yields in the one-year maturity range averaged about 0.20% for the period.

The key opportunity came in the spring when yields on fixed-rate paper in the short end of the muni market hit their highest level of the year. The buying opportunity was short-lived, however, as yields drifted lower for the balance of the period.

The main challenge for investors in the short end of the muni market was the low yield environment, particularly in the summer months. Despite the low rates, demand for munis was boosted by consistent inflows into muni bond funds, which provided further downward pressure on yields.

Fund Strategy

The Fund’s primary strategy was to extend duration by buying fixed-rate bonds while reducing the portfolio’s VRDN holdings. While we achieved that objective, it wasn’t enough to lead the Fund to outperform the benchmark.*

Outlook

Rates in the short end are likely to remain relatively low with the Fed’s reiteration of not raising the overnight lending rate in the near future. One potential cause of volatility is the federal infrastructure package. Muni market participants will be paying close attention to the negotiations and the plan’s ultimate impact on supply. Although it appears that the biggest program will be in a taxable structure similar to the Build America Bond program that was used after the financial crisis, it stands to reason that there will be an increase in tax-exempt issuance once the deal is finalized.

Given the outlook of continued low rates for VRDNs as the Fed remains on hold, the Fund will continue to buy fixed-rate bonds as opportunities arise in order to extend duration.*

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Ultra Short Tax-Free Income Fund (Unaudited)

Index Description

The performance of the Ultra Short Tax-Free Fund is measured against the Bloomberg 1-Year Municipal Bond Index, an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates. The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

		Since
		Inception
For the year ended 8/31/2021	1 Year	(12/26/2017)
A Shares (at NAV)[1]	(0.30)%	0.22%
A Shares (with 2.00% maximum load)[1]	(1.29)%	(0.05)%
Investor Shares	(0.30)%	0.50%
Institutional Shares	0.01%	0.83%
Bloomberg 1-Year Municipal Bond Index	0.62%	1.72%
Lipper Short Municipal Debt Funds Average[2]	0.91%	1.70%
Expense Ratios
		Gross
A Shares		1.04%
Investor Shares		1.16%
Institutional Shares		0.92%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2021.

The above expense ratios are from the Funds’ prospectus dated December 28, 2020. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2021 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from December 31, 2017.

Active Core Fund (Unaudited)

Fund Goal

We seek to construct a balanced portfolio of equities and bonds that is broadly diversified to control risk. Our diversification strategy is multi-dimensional across stock and bond asset classes, growth and value styles, and small capitalization and large capitalization stocks.

For the year ended August 31, 2021, the Active Core Fund A Shares (at NAV) posted a total return of 16.16%; the C Shares returned 15.33%; the Investor Shares returned 16.11%, and the Institutional Shares returned 16.43%. The Fund’s benchmarks, the Russell 1000® Index1 and the Bloomberg U.S. Aggregate Bond Index1, returned 32.25% and (0.08)%, respectively.

Market Conditions

Economic activity, which had been dampened by the influence of COVID-19 and government efforts to slow its spread, has since picked up sharply with the announcement of vaccines and a broader reopening of the economy. Manufacturing was the first area to benefit and it was expected that the services sector would follow in short order. However, the emergence of the Delta variant of the virus slowed down efforts to a complete return to normal. Regardless, consumers have displayed a willingness to spend that has shown up in areas such as housing and used car prices. Lack of progress on additional fiscal programs, the potential for higher taxes, and uncertainty around when the Federal Reserve would remove some of its accommodative policies also began to weigh on markets after the first quarter of 2021.

Global supply chains have yet to fully recover from COVID-19 impacts. Shortages in certain products and transportation facilities helped to push the prices of many goods higher. Developments out of China and changes in the Chinese government’s policies towards business and free markets also caught markets by surprise.

Government and central bank efforts to support citizens and markets all managed to reduce risk aversion and, consequently, push the price of risk assets higher. From that perspective, it is no surprise that the riskiest parts of the stock market (small-cap and micro-cap stocks, high-beta (more volatile) stocks, and, to a lesser extent, value stocks) outperformed. Likewise, sectors that were more levered to the economy and the consumer did well. Energy, materials, financials, and consumer discretionary all benefited a great deal. More defensive sectors such as utilities and consumer staples lagged behind.

The strength and duration of the risk-on trade was difficult to manage for investors that tend to seek out higher quality or more stable companies. The path of interest rates and inflation have also been difficult to forecast with any degree of confidence.

Though short-term rates remained anchored due to Fed policy, rates on the long end of the curve rose significantly. Balance sheet strength and investor demand for yield both played a part in the continued tightening of credit spreads over the period. The two keys to fixed-income performance were duration and credit positioning, as is often the case in the fixed income market. With higher long-term rates, it was important for investors to avoid long duration positioning. With tightening credit spreads, particularly at the lower end, the optimal strategy was to be overweight credit sectors relative to government sectors.

Fund Strategy

We maintained a diversified portfolio, with approximately 54.6% of the Fund’s portfolio in equities at the end of the 12-month period, compared with 52.8% at the end of August 2020. Fixed-income securities represented approximately 37.5% of the portfolio, compared with 38.2% at the end of August 2020. The rest of the Fund was in cash and mutual funds.*

Within the equity portfolio, we continued to invest in a variety of domestic U.S. and international stocks, including developed and emerging market stocks, which continued to post strong performance. All major segments of the U.S. equity market, including growth and value stocks, and large-cap, mid-cap, and small-cap stocks, had historically high returns as they rode the tailwinds of strongly accommodative U.S. fiscal and monetary policies, in place since the COVID pandemic began in the spring of 2020. We maintained broad style exposure, investing in large- and mid-cap stocks within the core value and growth styles. We also held a modest allocation to non-U.S. stocks.*

Within fixed income, we maintained a short duration bias along with an overweight to credit sectors, underweighting government-related sectors. Because performance for the period was so bifurcated, with credit sectors outperforming and government-backed sectors trailing, any allocation to Treasuries and agencies was a substantial drag.

Outlook

The macroeconomic backdrop still has plenty of room to improve as does the employment situation. The pace of the economic recovery is likely to slow, however, resulting in diminished exuberance in equity markets. Additionally, a number of contentious issues will have to be dealt with by the U.S. government over the next few months, including legislation for the debt ceiling, the infrastructure package, and another potential spending package passed through reconciliation. The pace of market returns will likely slow and bouts of volatility may occur as progress is made (or not made) on the fiscal and monetary fronts.

We believe that the macro backdrop will slowly return to a more normal environment in the months ahead. Now that the speculative phase of this cycle appears to have dissipated, along with the potential obstacles in the coming fiscal policy and tax debates, we have lightened up on our exposure to cyclical and higher-risk segments of the market. Without a strong catalyst for even more growth, it looks like it is, again, more prudent to allocate to high-quality, attractively valued, more-profitable companies going forward.*

We foresee a status quo path as most likely for the fixed income markets over the next six months. Credit spreads should remain very tight, with a bias to tightening further, and interest rates should remain steady, perhaps with a drift higher on the long end of the curve.

With interest rates likely to remain steady with a bias towards higher rates on the long end, we are positioning the fixed income portion of the Fund with a shorter duration than its benchmark. Should long rates rise, we will reduce our short duration position.

With credit spreads also likely to remain steady with a bias towards tighter spreads, we plan to maintain our overweight to credit sectors and keep our underweight to the Treasury and agency sectors.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Active Core Fund (Unaudited)

Index Description

The performance of the Active Core Fund is measured against the Russell 1000® Index and the Bloomberg U.S. Aggregate Bond Index. The Russell 1000® Index, which measures the performance of the large-cap segment of the U.S. equity universe, is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. These indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. The Fund invests in foreign and emerging market securities, which involves certain risks such as currency volatility, political and social instability, and reduced market liquidity. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. Because an ETF charges its own fees and expenses, Fund shareholders will indirectly bear these costs. The use of leverage in an ETF can magnify any price movements, resulting in high volatility. An inverse ETF seeks to provide returns that are the opposite of the underlying referenced financial asset, index, or commodity’s returns. Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

For the year ended 8/31/2021	1 Year	5 years	10 Year
A Shares (at NAV)[1]	16.16%	9.24%	8.53%
A Shares (with 2.00% maximum load)[1]	13.83%	8.80%	8.31%
C Shares[1]	15.33%	8.45%	8.01%
Investor Shares	16.11%	9.27%	8.58%
Institutional Shares	16.43%	9.56%	8.83%
Russell 1000® Index	32.25%	18.24%	16.40%
Bloomberg U.S. Aggregate Bond Index	(0.08)%	3.11%	3.18%
Lipper Mixed-Asset Target Allocation Moderate Funds Average[2]	17.73%	8.87%	8.01%
Expense Ratios
			Gross
A Shares			1.24%
C Shares			2.14%
Investor Shares			1.39%
Institutional Shares			1.14%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2021.

The above expense ratios are from the Funds’ prospectus dated December 28, 2020. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2021 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. Class A Shares and Class C Shares performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior May 2, 2011 and December 31, 2014, respectively. The A Shares and C Shares began presenting performance linked to the Investor Class in September of 2011 and since inception, respectively. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%, and C Shares bear a 12b-1 fee of 1.00%. Investor Shares, Institutional Shares and C Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences are reflected in the performance information. Accordingly, had A Shares and C Shares of the Fund been offered for periods May 2, 2011 and December 31, 2014, respectively, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

Mid Cap Diverse Leadership Fund (Unaudited)

Fund Goal

We seek to provide positive investment return, net of taxes, by investing at least 80% of net assets in a diversified portfolio of common stocks of mid-cap U.S. companies. The Fund defines mid-cap securities as those that are included in the Russell MidCap® Index1 at the time of purchase.

For the year ended August 31, 2021, the Mid Cap Diverse Leadership Fund A Shares (at NAV) returned 39.88%; C Shares returned 38.80% and Investor Shares returned 39.69%, while the Institutional Shares returned 40.08%. The Fund’s benchmark, the Russell MidCap® Index1, showed total return of 41.24%.

Market Conditions

Economic activity, which had been dampened by the influence of COVID-19 and government efforts to slow its spread, has since picked up sharply with the announcement of vaccines and a broader reopening of the economy. Manufacturing was the first area to benefit and it was expected that the services sector would follow in short order. However, the emergence of the Delta variant of the virus slowed down efforts to a complete return to normal. Regardless, consumers have displayed a willingness to spend that has shown up in areas such as housing and used car prices. Lack of progress on additional fiscal programs, the potential for higher taxes, and uncertainty around when the Federal Reserve would remove some of its accommodative policies also began to weigh on markets after the first quarter of 2021.

Global supply chains have yet to fully recover from COVID-19 impacts. Shortages in certain products and transportation facilities helped to push the prices of many goods higher. Developments out of China and changes in the Chinese government’s policies towards business and free markets also caught markets by surprise.

Government and central bank efforts to support citizens and markets all managed to reduce risk aversion and, consequently, push the price of risk assets higher. From that perspective, it is no surprise that the riskiest parts of the stock market (small-cap and micro-cap stocks, high-beta (more volatile) stocks, and, to a lesser extent, value stocks) outperformed. Likewise, sectors that were more levered to the economy and the consumer did well. Energy, materials, financials, and consumer discretionary all benefited a great deal. More defensive sectors such as utilities and consumer staples lagged behind.

The strength and duration of the risk-on trade was difficult to manage for investors that tend to seek out higher quality or more stable companies. The path of interest rates and inflation have also been difficult to forecast with any degree of confidence.

Fund Strategy

The rapidly changing environment in late 2020 and early 2021 required us to be more nimble with our positioning over the past year. The announcement of a viable vaccine presaged a sharp rebound in the cyclical and consumer segments once the economy reopened. Likewise, we added to our cyclical exposure in the fourth quarter of 2020. We didn’t abandon our preference high-quality, profitable businesses, though. It took some time to play out, but the speculative fervor that the market had for high-risk assets started to fade in the first quarter of 2021 and we benefited when those more stable companies came back into favor.*

From a market cap perspective, we are in line with the benchmark. Our sector allocations varied significantly over the past 12 months; but, as a whole, we leaned on overweights to consumer discretionary, financials, and industrials. Conversely, we had underweights to utilities, materials, and health care. Overall, we benefited from the cyclical upswing in the industrials and energy area, but the materials underweight was a detractor. In total, we gained about 8 basis points (0.08%) of performance versus the benchmark from sector allocations.*

Our style allocation was a net positive for performance over the past 12 months. The path was not a straight line, but exposures to the high-quality, profitability, value, and momentum themes added nearly 162 basis points to performance. Conversely, not adding enough exposure to the highest risk assets in the market recovery hurt our performance versus the benchmark by roughly 85 basis points. In total, style allocations added about 76 basis points.*

We managed our exposure to the energy sector fairly well over the course of the pandemic and the economic reopening. That had the largest positive impact from a sector perspective, along with an overweight to industrials. The technology sector provided the most significant single-stock performers as investors continued to bid up semiconductors, data service providers, and internet companies.*

An underweight to materials and a slight overweight to real estate had the largest negative influence from a sector allocation perspective. They weren’t any big misses in terms of individual stock selection. As mentioned previously, not holding enough of the riskiest stocks hurt performance versus the benchmark. The biggest headwind to performance was inopportune Fund inflows and outflows, as well as the need to hold more cash than normal. In a market that was up roughly 40% over the past year, these influences detracted around 400 basis points.

Outlook

The macroeconomic backdrop still has plenty of room to improve as does the employment situation. The pace of the economic recovery is likely to slow, however, resulting in diminished exuberance in equity markets. Additionally, a number of contentious issues will have to be dealt with by the U.S. government over the next few months, including legislation for the debt ceiling, the infrastructure package, and another potential spending package passed through reconciliation. The pace of market returns will likely slow and bouts of volatility may occur as progress is made (or not made) on the fiscal and monetary fronts.

We believe that the macro backdrop will slowly return to a more normal environment in the months ahead. Now that the speculative phase of this cycle appears to have dissipated, along with the potential obstacles in the coming fiscal policy and tax debates, we have lightened up on our exposure to cyclical and higher-risk segments of the market. Without a strong catalyst for even more growth, it looks like it is, again, more prudent to allocate to high-quality, attractively valued, more-profitable companies going forward. Additionally, we continue to manage the portfolio’s ESG risk and incorporate more companies with policies that support diversity, inclusion, gender pay equality, and strong corporate governance.*

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Mid Cap Diverse Leadership Fund (Unaudited)

Index Description

The performance of the Mid Cap Diverse Leadership Fund is measured against the Russell Midcap® Index, which tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies. The index is unmanaged and does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investor cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The value of the Fund’s investments may decline due to an increase in interest rates. In general, the longer a security’s maturity, the greater the interest rate risk. The Fund’s yield may decrease due to a decline in interest rates. International investing involves increased risk and volatility. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

		Since
		Inception
For the year ended 8/31/2021	1 Year	(12/30/2016)
A Shares (at NAV)[1]	39.88%	12.72%
A Shares (with 2.00% maximum load)[1]	37.13%	12.25%
C Shares[1]	38.80%	11.73%
Investor Shares	39.69%	12.68%
Institutional Shares	40.08%	12.95%
Russell MidCap Index	41.24%	15.75%
Lipper Mid-Cap Core Funds Average[2]	40.77%	11.95%
Expense Ratios
		Gross
A Shares		13.12%
C Shares		14.02%
Investor Shares		13.27%
Institutional Shares		13.02%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2021.

The above expense ratios are from the Funds’ prospectus dated December 28, 2020. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2021 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from December 31, 2016.

Opportunistic Fund (Unaudited)

Fund Goal

We pursue positive investment returns by opportunistically investing in equities, real estate investment trusts (REITs), fixed income securities, preferred stocks, exchange traded funds (ETFs), which may include leveraged and inverse ETFs, options, commodities, and money market funds. The Fund’s management team will consider all asset classes and may invest in domestic as well as international securities. The team pursues investment opportunities with the most attractive risk/return profiles.

For the year ended August 31, 2021, the Opportunistic Fund’s A Shares (at NAV) returned 23.05%; the C Shares returned 22.11%; the Investor Shares returned 22.97%, and the Institutional Shares returned 23.27%. The Fund’s benchmarks, the S&P 500 Index1 and the HFRX Equity Hedge Index1, posted total returns of 31.17% and 18.37%, for the same time period.

Market Conditions

Over the past year, the economic recovery from the pandemic continued as U.S. gross domestic product remained well above trend in the first half of 2021, with annualized GDP growth of more than 6%. We expect a similar number in the second half of 2021. For context, for the decade leading to 2020, GDP growth ranged between 1.5% and 2.5%.

As people socially distanced, consumers spent primarily on goods while the service side of the economy remained below pre-COVID levels. Although travel has since rebounded, it remains below its pre-COVID levels. Meanwhile, the housing market has remained white hot with a supply/ demand imbalance and low interest rates leading to home price appreciation we haven’t seen in 15 years.

Although economic growth has been strong, it has been uneven, with some sectors unable to find labor and other sectors unable to source semiconductor chips. The auto industry’s global supply chain has been affected by this, leading to spikes in the prices of used vehicles. And with the service industry still handcuffed with COVID Delta-variant restrictions, and goods experiencing shortages, inflation has picked up significantly.

Positive vaccine data and election resolution drove a risk-on rally during the fourth quarter of 2020 and first quarter of 2021. From the second quarter on, we saw a change in sector leadership as the Delta variant took hold and more defensive sectors and stocks assumed leadership from cyclical stocks.

Fund Strategy

We believe attractive investment opportunities often arise where Wall Street research is lacking. We use bottom-up research to identify opportunities and we adjust the Fund’s level of exposure to risk assets accordingly, which can lead to fluctuations of the Fund’s net risk exposure over time. *

We may use ETFs to hedge the Fund’s long positions, and we may use options on indices or ETFs to hedge a portion of the portfolio. When opportunities are scarce, we also may raise cash to lower our net market exposure. We track and modulate the Fund’s stock market exposure based on our view of market conditions and investment opportunities.*

The Fund was positioned correctly for the risk-on move of the fourth quarter of 2020 and first quarter of 2021, but that same exposure became a drag in the second quarter and beyond as investors became fixated on Delta COVID case counts despite meaningfully lower hospitalization and death risk in the wake of vaccine uptake.*

The Fund outperformed its benchmark, the HFRX Equity Hedge Index1, by roughly 500 basis points (5.0%) for the year. This resulted from being more exposed to cyclical stocks and small caps versus the Fund’s peers, which at first benefited the Fund but then became a drag on relative performance.*

Overall, stock selection in the consumer discretionary and industrials sectors contributed to the Fund’s relative performance. In contrast, the Fund’s stock selection in the health care sector detracted from relative performance. The Fund’s exposure to small-cap stocks and cyclicals was a plus from September 2020 through February 2021 but became a drag on performance from March 2021 through period end in August.*

Outlook

We continue to be positive on equities given the Federal Reserve’s continued heavy accommodation and limited yield opportunities in the bond market. The biggest risks are the impending end of the U.S. fiscal stimulus, the debt ceiling debate this fall, and the possibility of tax hikes into 2022.*

Given the Fed’s monetary policy accommodation, we are maintaining a significant exposure to equities. The Fund’s equity portion has limited active risk with regard to sector, style, and cyclicality. We still do have a significant active risk to small-cap stocks but we have taken measures to hedge that risk and accentuate opportunities to generate additional returns that we believe are present in those stocks.*

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Opportunistic Fund (Unaudited)

Index Description

The performance of the Opportunistic Fund is measured against the S&P 500 Index and the HFRX Equity Hedge Index. The S&P 500 is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. International investing involves increased risk and volatility. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs. Because an ETF charges its own fees and expenses, Fund shareholders will indirectly bear these costs. The use of leverage in an ETF can magnify any price movements, resulting in high volatility. An inverse ETF seeks to provide returns that are the opposite of the underlying referenced financial asset, index, or commodity’s returns. Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

			Since
			Inception
For the year ended 8/31/2021	1 Year	5 years	(9/1/11)
A Shares (at NAV)[1]	23.05%	8.89%	8.66%
A Shares (with 2.00% maximum load)[1]	20.61%	8.46%	8.45%
C Shares[1]	22.11%	8.06%	8.09%
Investor Shares	22.97%	8.89%	8.63%
Institutional Shares	23.27%	9.17%	8.94%
S&P 500 Index	31.17%	18.02%	16.34%
HFRX Equity Hedge Index	18.37%	5.32%	3.30%
Lipper Absolute Return Funds Average[2]	8.81%	4.01%	2.64%
Expense Ratios
			Gross
A Shares			1.99%
C Shares			2.89%
Investor Shares			2.13%
Institutional Shares			1.89%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2021.

The above expense ratios are from the Funds’ prospectus dated December 28, 2020. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2021 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. Class C Shares performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 31, 2014. Unlike Investor Shares, which bear a 12b-1 fee of 0.25%, C Shares bear a 12b-1 fee of 1.00%. This difference is reflected in the performance information. Accordingly, had the C Shares of the Fund been offered for periods prior to December 31, 2014, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from August 31, 2011.

World Energy Fund (Unaudited)

Fund Goal

We seek to provide growth and income by primarily investing net assets in a wide range of energy-related financial instruments issued in the U.S. and markets around the world.

For the year ended August 31, 2021, the World Energy Fund’s A Shares (at NAV) posted a total return of 46.33%; the C Shares returned 45.25%; the Investor Shares returned 46.49% and the Institutional Shares posted a total return of 46.78%. The Fund’s benchmarks, the S&P 500 Index1 and the MSCI World Energy Index1 returned 31.17% and 35.47%, respectively.

Oil Market Backdrop

Over the past year, the economic recovery from the pandemic continued as U.S. gross domestic product remained well above trend in the first half of 2021, with annualized GDP growth of more than 6%. We expect a similar number in the second half of 2021. For context, for the decade leading to 2020, GDP growth ranged between 1.5% and 2.5%.

As people social distanced, consumers spent primarily on goods while the service side of the economy remains below pre-COVID levels. Although travel has rebounded, it also remains below its pre-COVID levels. Meanwhile, the housing market has remained white hot with a supply/ demand imbalance and low interest rates leading to home price appreciation we haven’t seen in 15 years.

Overall, economic growth has been strong but uneven, with some sectors unable to find labor and other sectors unable to source semiconductor chips. The auto industry’s global supply chain has been affected by this, leading to spikes in the prices of used vehicles. Meanwhile, consumers are sitting on an estimated $2 trillion-plus in excess savings. And with the service industry still handcuffed with COVID Delta-variant restrictions, and goods experiencing shortages, inflation has picked up significantly.

Meanwhile, the equity market has rallied and demand has recovered in the oil markets. From a trough of around 80 million barrels per day in May-June 2020, crude oil demand has rebounded, approaching 96 million barrels per day. However, demand, while rising, remains below the pre-COVID peak of 102 millions barrels per day.

OPEC1 + Russia continues to manage supply, keeping excess barrels (nearly 5 million barrels daily) off the market. In addition, U.S. producers have been reticent to respond to higher oil prices, and U.S. production remains about 1.5 million barrels per day below pre-COVID highs. The recovery in demand coupled with restrained supply has led to sharp rises in the price of oil, boosting energy stocks.

Fund Strategy

The Fund is able to invest in a variety of instruments, including common stocks and fixed income securities. We allocate the Fund’s assets in search of the best opportunities based on our view of commodity prices and the relative attractiveness of the energy sector’s various subsectors. *

During the first half of the period, we found value in alternative energy – hydrogen, wind, and solar as well as the electric vehicle supply chain. At one point, we had nearly 30% of the Fund allocated to alternative energy, the most ever. These stocks performed exceptionally well early on. Over the course of the fiscal year, however, many of these alternative energy stocks became overvalued, leading us to decrease our allocation to alternatives, ending the period with less than 15% exposure.

Because of the global recovery in oil demand, coupled with U.S. regulations that may make it hard for companies to add resources inexpensively, existing resources are likely to increase in value. So, over the course of the year, as we sold some of our alternatives investments, we added to more fossil fuel stocks.

Additionally, early on in the fiscal year, we held more than 10% in cash and fixed income. As opportunities in equities arose, we trimmed cash and fixed income to below 7% of the portfolio. The incremental increase in equity investments was focused in fossil fuel stocks, where we continue to see value.

Among contributors to relative performance, investments in alternatives led the way during the first half of the fiscal year. Throughout the entire year, fossil fuel – specifically exploration and production (E&P) stocks and oil field service stocks – also added to performance. We also saw strong performance in refiners, which benefited from rising demand for gasoline. Leading the way were domestic E&Ps. We added significant exposure here, rising from 22% of the portfolio as the period began to 37% at period end.

Among refiners, our largest position, Marathon Petroleum, benefited from a major transaction as the firm sold its entire gas station business for more than $20 billion in cash. The proceeds were used for balance-sheet strengthening and returning capital to shareholders. As a result, the position returned 74.8% during the year.

Among detractors from relative performance, owning bonds when interest rates were rising did not help. However, bonds help protect the portfolio in times of stress and protect against unforeseen events that could hurt stock market performance, such as new COVID variants or other exogenous events. Additionally, investments in utilities were a drag on performance as investors sought more leverage to the economic recovery.

Outlook

A lot of good news is already priced in. Equities are expensive, with valuations approaching 20-year highs. However, so is fixed income, as bonds yield only 1.3% on the 10-year Treasury, with inflation running at 5%-plus. Energy markets appear undersupplied but there are risks, including uncertainties over Iran and OPEC1’s attempt to regulate supply. Another COVID variant that affects oil demand could disrupt oil prices. We remain bullish on energy prices and continue to see a Brent oil benchmark price of between $70-$90 as being warranted given the demand recovery, supply constraints, and the likelihood of an end to the pandemic within the coming year. We believe that the risk is to the upside for oil prices.

Because we are bullish on fossil fuel equities, we have nearly 50% of the fund assets in E&P companies and oil field service companies. Not only do we see the risk/reward for oil as being to the upside, we believe valuations of the equities provide a margin of safety. Oil-related stocks are pricing in lower commodity prices, and we believe that creates an opportunity.

Finally, we still see solar and electric vehicles as opportunities and have investments in both at this time. We have minimal investments in wind and hydrogen, though we see long term potential here. So, we’re watching the space carefully as we look for opportunities.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

World Energy Fund (Unaudited)

Index Description

The World Energy Fund performance is measured against the S&P 500 Index and the MSCI World Energy Index. The S&P 500 Index is regarded as a gauge of the U.S. equities market; this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The MSCI World Energy Index captures the large- and mid-cap segments across 23 developed markets and includes securities classified in the energy sector per Global Industry Classification Standard. These indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in below investment-grade fixed income securities. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. The Fund invests in foreign and emerging market securities, which involves certain risks such as currency volatility, political and social instability, and reduced market liquidity. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. Concentration in energy-related industry securities may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. A downturn in the energy sectors would have a larger impact on the Fund than on a fund that does not concentrate in these industries. Energy sector securities can be significantly affected by events related to political developments, energy conservation, commodity prices, and tax and government regulations. The performance of securities in the Fund may, at times, lag the performance of companies in other sectors or the broader market as a whole. Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

			Since
			Inception
For the year ended 8/31/2021	1 Year	5 years	(2/3/2014)
A Shares (at NAV)[1]	46.33%	1.87%	(0.36)%
A Shares (with 2.00% maximum load)[1]	43.30%	1.45%	(0.62)%
C Shares[1]	45.25%	1.11%	(1.09)%
Investor Shares	46.49%	1.88%	(0.36)%
Institutional Shares	46.78%	2.14%	(0.09)%
S&P 500 Index	31.17%	18.02%	15.69%
MSCI World Energy Index	35.47%	(0.80)%	(2.46)%
Lipper Global Natural Resources Funds Average[2]	40.27%	2.73%	(1.66)%
Expense Ratios
			Gross
A Shares			2.06%
C Shares			2.95%
Investor Shares			2.22%
Institutional Shares			1.93%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2021.

The above expense ratios are from the Funds’ prospectus dated December 28, 2020. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2021 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from January 31, 2014.

Hedged Income Fund (Unaudited)

Fund Goal

We seek current income with the potential for long-term capital appreciation with less volatility than the broad equity market. The Fund invests primarily in dividend-paying equity securities and it will also seek to generate income through option premiums by writing (selling) call options. The Fund will buy index and ETF put options in order to seek to reduce volatility and provide downside market protection.

For the period from the Fund’s inception on December 28, 2020 through to August 31, 2021, the Hedged Income Fund’s A Shares (at NAV) returned 8.77%; the Investor Shares returned 8.79% and the Institutional Shares posted a total return of 9.04%. The Fund’s benchmark the CBOE S&P 500 BuyWrite Index1 and S&P 500 Index returned 14.94% and 22.27%, respectively, during the same period.

Market Conditions

Over the past year, the economic recovery from the pandemic continued as U.S. gross domestic product remained well above trend in the first half of 2021, with annualized GDP growth of more than 6%. We expect a similar number in the second half of 2021. For context, for the decade leading to 2020, GDP growth ranged between 1.5% and 2.5%.

As people socially distanced, consumers spent primarily on goods while the service side of the economy remained below pre-COVID levels. Although travel has since rebounded, it remains below its pre-COVID levels. Meanwhile, the housing market has remained white hot with a supply/ demand imbalance and low interest rates leading to home price appreciation we haven’t seen in 15 years.

Although economic growth has been strong, it has been uneven, with some sectors unable to find labor and other sectors unable to source semiconductor chips. The auto industry’s global supply chain has been affected by this, leading to spikes in the prices of used vehicles. And with the service industry still handcuffed with COVID Delta-variant restrictions, and goods experiencing shortages, inflation has picked up significantly.

Positive vaccine data and election resolution drove a risk-on rally during the fourth quarter of 2020 and first quarter of 2021. From the second quarter on, we saw a change in sector leadership as the Delta variant took hold and more defensive sectors and stocks assumed leadership from cyclical stocks.

Fund Strategy

The Fund seeks to provide income in the form of dividends and covered call writing on the portfolio’s stock positions. Additionally, the Fund seeks to limit downside volatility with protective puts on broad market indexes. The Fund targets companies that have consistent and sustainable dividends, a strong track record of and future ability to increase the dividend, a proven history of predictable cash flows that increase over time, and barriers to competition.

The Fund was positioned correctly for the risk-on move of the fourth quarter of 2020 and first quarter of 2021, but that same exposure became a drag in the second quarter and beyond as investors focused on Delta COVID case counts despite meaningfully lower hospitalization and death risk in the wake of vaccine uptake.

The Fund underperformed its benchmark, the CBOE S&P 500 BuyWrite Index1, by roughly 600 basis points (6.0%) for the period from the Fund’s launch in late December to August 31, 2021. Underperformance resulted from the Fund’s options overlay as the stock market rallied, as well as the overweight to cyclical sectors that have underperformed broader equities since the end of February.

Overall, stock selection in the consumer discretionary sector contributed to the Fund’s relative performance. In contrast, the Fund’s stock selection in the technology sector and telecommunications industry detracted from performance relative to the benchmark. We were also held back by not being able to own shares in the largest companies in the broader indexes as they issue little or no dividends.*

Outlook

We continue to be positive on equities given the Federal Reserve’s continued heavy accommodation and limited yield opportunities in the bond market. The biggest risks are the impending end of the U.S. fiscal stimulus, the debt ceiling debate this fall, and the possibility of tax hikes into 2022.

Given the Fed’s persistent monetary policy accommodation and seemingly limited upside pressure to interest rates, we remain bullish on equities. We are maintaining significant overweight to cyclicality, which we believe is at least somewhat hedged by the high quality bias of the portfolio’s holdings.*

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Hedged Income Fund (Unaudited)

Index Description

The CBOE S&P 500 BuyWrite Index is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 index call options. The S&P 500 Index is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in below investment-grade fixed income securities. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful. Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. By writing covered call options, a fund will not benefit from any potential increases in the value of a fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose a fund to additional costs. Writing of covered call options are also subject to the risk that the counterparty to the transaction will not fulfill its obligations. When the Fund purchases a put option on a security or index it may lose the entire premium paid if the underlying security or index does not decrease in value. The Fund is also exposed to default by the put writer who may be unwilling or unable to perform its contractual obligations to the Fund. The fund’s investment in dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stock of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

			Since
			Inception
For the periods ended 8/31/2021	3 Months	YTD	(12/28/2020)
A Shares (at NAV)[1]	0.82%	8.56%	8.77%
A Shares (with 2.00% maximum load)[1]	(1.20)%	6.43%	6.64%
Investor Shares	0.86%	8.57%	8.79%
Institutional Shares	0.96%	8.82%	9.04%
S&P 500 Index	7.95%	21.58%	22.27%
CBOE S&P 500 BuyWrite Index	5.50%	14.64%	14.94%
Lipper Options Arbitrage/Options Strategies Funds Average[2]	3.30%	9.24%	9.24%
Expense Ratios
			Gross
A Shares			1.45%
Investor Shares			1.60%
Institutional Shares			1.35%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2021.

The above expense ratios are from the Funds’ prospectus dated December 28, 2020. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2021 can be found in the Financial Highlights.

[1]	Class A Shares is subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from December 31, 2020.

Statements of Assets and Liabilities

August 31, 2021

		Government
	U.S. Treasury	Securities Money
	Fund	Market Fund
Assets:
Investments, at cost	$541,051,349	$1,224,248,089
Investments, at value	541,051,349	1,224,248,089
Repurchase agreements, at value/cost	440,000,000	630,000,000
Total Investments	981,051,349	1,854,248,089
Interest and dividends receivable	1,127	50,164
Receivable for capital shares reinvested	—	2,425
Receivable from adviser	567,126	427,762
Prepaid expenses and other assets	22,190	131,619
Total Assets	981,641,792	1,854,860,059
Liabilities:
Distributions payable	—	15,711
Accrued expenses and other payables:
Investment advisory fees	46,283	80,574
Administration fees	46,283	80,574
Distribution fees	212,892	68,092
Custodian fees	9,257	16,116
Trustee fees	4,504	8,323
Fund accounting and compliance fees	21,586	36,223
Transfer agent fees	10,496	17,321
Shareholder servicing fees	217,128	126,535
Other accrued liabilities	103,037	192,354
Total Liabilities	671,466	641,823
Net Assets	$980,970,326	$1,854,218,236

Composition of Net Assets:
Shares of beneficial interest, at par	$9,810	$18,550
Additional paid-in capital	980,960,489	1,854,195,845
Total distributable earnings/(loss)	27	3,841
Net Assets	$980,970,326	$1,854,218,236

Net Assets:
Administrative Shares	$882,437,694	$578,784,613
Service Shares	34,447,475	—
Institutional Shares	60,980,457	124,349,464
Select Shares	3,104,700	865,637,441
Premier Shares	—	285,446,718
Total	$980,970,326	$1,854,218,236

Shares Outstanding: ($0.00001 par value per share, unlimited number of shares authorized)
Administrative Shares	882,372,050	579,120,603
Service Shares	34,462,410	—
Institutional Shares	61,031,491	124,429,772
Select Shares	3,104,579	865,950,695
Premier Shares	—	285,485,031
Total	980,970,530	1,854,986,101

Net Asset Value, offering price & redemption price per share:
Administrative Shares	$1.00	$1.00
Service Shares	$1.00	$—
Institutional Shares	$1.00	$1.00
Select Shares	$1.00	$1.00
Premier Shares	$—	$1.00

See notes to financial statements.

Statements of Assets and Liabilities

August 31, 2021	Continued

				Strategic
	Limited Duration	Moderate		Enhanced Yield
	Fund	Duration Fund	Bond Fund	Fund
Assets:
Investments, at cost	$80,972,421	$23,536,040	$104,482,198	$19,947,250
Investments in affiliates, at cost	4,256,770	1,478,458	2,305,878	1,318,672
Total Investments, at cost	85,229,191	25,014,498	106,788,076	21,265,922
Investments, at value	80,831,572	23,958,927	107,379,234	20,344,980
Investments in affiliates, at value	4,256,770	1,478,458	2,305,878	1,318,672
Total Investments, at value	85,088,342	25,437,385	109,685,112	21,663,652
Interest and dividends receivable	265,150	134,752	626,475	102,920
Receivable for capital shares issued	15,104	—	61	—
Receivable for capital shares reinvested	47,728	29,288	51,926	26,952
Receivable for investments sold	421	—	—	—
Receivable from adviser	—	8,412	—	9,239
Receivable from fees waived or reimbursed	—	580	—	—

Prepaid expenses and other assets	21,584	20,719	21,244	7,405
Total Assets	85,438,329	25,631,136	110,384,818	21,810,168

Liabilities:
Distributions payable	92,364	52,255	262,431	39,466
Payable for investments purchased	1,549,419	—	—	—
Payable for capital shares redeemed	199,060	2,377	119,316	121,148
Accrued expenses and other payables:
Investment advisory fees	10,737	4,349	18,687	9,461
Administration fees	5,726	1,739	7,475	1,514
Distribution fees	1,305	893	320	434
Custody fees	716	217	934	189
Trustee fees	272	58	297	51
Fund accounting and compliance fees	4,968	2,232	4,312	1,414
Transfer agent fees	11,615	4,198	7,433	6,442
Shareholder servicing fees	4,300	—	878	147
Other accrued liabilities	8,638	1,704	7,443	1,596
Total Liabilities	1,889,120	70,022	429,526	181,862
Net Assets	$83,549,209	$25,561,114	$109,955,292	$21,628,306

Composition of Net Assets:
Shares of beneficial interest, at par	$86	$24	$110	$21
Additional paid-in capital	88,557,448	30,282,322	109,160,446	21,794,774
Total distributable earnings/(loss)	(5,008,325)	(4,721,232)	794,736	(166,489)
Net Assets	$83,549,209	$25,561,114	$109,955,292	$21,628,306

Net Assets:
Investor Shares	$3,289,835	$3,828,005	$1,435,207	$1,132,087
Institutional Shares	77,454,914	21,351,400	108,453,306	19,579,446
A Shares	2,804,460	381,709	66,779	916,773
Total.	$83,549,209	$25,561,114	$109,955,292	$21,628,306

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	339,323	355,465	143,866	107,870
Institutional Shares	7,995,121	1,982,104	10,898,721	1,891,004
A Shares	289,091	35,433	6,693	88,580
Total	8,623,535	2,373,002	11,049,280	2,087,454
Net Asset Value, offering price & redemption price per share:
Investor Shares	$9.70	$10.77	$9.98	$10.49
Institutional Shares	$9.69	$10.77	$9.95	$10.35
A Shares	$9.70	$10.77	$9.98	$10.35

Maximum Sales Charge:
A Shares	2.00%	2.00%	2.00%	2.00%
Maximum Offering Price per share (net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$9.90	$10.99	$10.18	$10.56

See notes to financial statements.

Statements of Assets and Liabilities

August 31, 2021	Continued

	Ultra Short Tax-		Mid Cap Diverse	Opportunistic
	Free Income Fund	Active Core Fund	Leadership Fund	Fund
Assets:
Investments, at cost	$36,182,352	$36,299,511	$1,010,527	$68,797,901
Investments in affiliates, at cost	95,418	1,319,765	36,118	1,326,656
Total Investments, at cost	36,277,770	37,619,276	1,046,645	70,124,557
Investments, at value	36,198,690	49,113,050	1,327,224	75,225,755
Investments in affiliates, at value	95,418	1,296,287	36,118	1,326,656
Total Investments, at value	36,294,108	50,409,337	1,363,342	76,552,411
Interest and dividends receivable	144,154	146,655	825	419,621
Receivable for capital shares issued	—	2,813,198	25	6,658
Receivable for investments sold	1,300,000	483,096	—	2,157,845
Receivable from adviser	6,881	—	10,674	20,930
Receivable from fees waived or reimbursed	64	2	—	—
Prepaid expenses and other assets	7,475	25,200	15,433	31,421
Total Assets	37,752,682	53,877,488	1,390,299	79,188,886

Liabilities:
Payable for investments purchased	5,105,503	207,601	—	1,279,652
Payable for capital shares redeemed	—	2,733,800	—	14,327
Accrued expenses and other payables:
Investment advisory fees	4,308	15,025	631	55,330
Administration fees	2,298	3,434	92	5,208
Distribution fees	38	1,374	79	1,593
Custody fees	287	429	11	651
Trustee fees	77	144	3	228
Fund accounting and compliance fees	1,131	3,391	171	1,532
Transfer agent fees	3,756	6,879	5,064	13,389
Shareholder servicing fees	—	—	14	114
Other accrued liabilities	1,784	3,787	81	6,474
Total Liabilities	5,119,182	2,975,864	6,146	1,378,498
Net Assets	$32,633,500	$50,901,624	$1,384,153	$77,810,388

Composition of Net Assets:
Shares of beneficial interest, at par	$33	$33	$1	$46
Additional paid-in capital	32,615,787	33,130,681	917,279	69,699,513
Total distributable earnings/(loss)	17,680	17,770,910	466,873	8,110,829
Net Assets	$32,633,500	$50,901,624	$1,384,153	$77,810,388

Net Assets:
Investor Shares	$104,758	$2,956,691	$119,197	$4,615,528
Institutional Shares	32,512,200	47,342,569	1,090,000	71,356,201
A Shares	16,542	515,963	147,394	1,482,092
C Shares	—	86,401	27,562	356,567
Total	$32,633,500	$50,901,624	$1,384,153	$77,810,388

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	10,507	189,443	8,241	273,373
Institutional Shares	3,249,245	3,021,960	75,181	4,172,622
A Shares	1,657	33,165	10,119	87,446
C Shares	—	5,579	1,949	21,786
Total	3,261,409	3,250,147	95,490	4,555,227

Net Asset Value, offering price & redemption price per share:
Investor Shares	$9.97	$15.61	$14.46	$16.88
Institutional Shares	$10.01	$15.67	$14.50	$17.10
A Shares	$9.98	$15.56	$14.57	$16.95
C Shares	$—	$15.49	$14.14	$16.37

Maximum Sales Charge:
A Shares	1.00%	2.00%	2.00%	2.00%

Maximum Offering Price per share (net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$10.08	$15.88	$14.87	$17.30

See notes to financial statements.

Statements of Assets and Liabilities

August 31, 2021	Concluded

	World Energy	Hedged Income
	Fund	Fund
Assets:
Investments, at cost	$22,556,381	$24,545,211
Investments in affiliates, at cost	439,196	524,599
Total Investments, at cost	22,995,577	25,069,810
Investments, at value	27,432,369	25,867,398
Investments in affiliates, at value	439,196	524,599
Total Investments, at value	27,871,565	26,391,997
Cash	112,770	—
Interest and dividends receivable	131,751	73,055
Receivable for capital shares issued	35,625	4,328
Receivable for investments sold	634,853	381
Receivable from adviser .	12,608	5,179
Prepaid expenses and other assets	15,709	20,498
Total Assets	28,814,881	26,495,438

Liabilities:
Written Options (Premiums received $0 and $297,653, respectively)	—	282,547
Payable to custodian	—	381
Payable for investments purchased	919,430	—
Payable for capital shares redeemed	7,929	—
Accrued expenses and other payables:
Investment advisory fees	13,683	18,013
Administration fees	1,824	1,714
Distribution fees	4,476	666
Custody fees	228	214
Trustee fees	85	34
Fund accounting and compliance fees	643	517
Transfer agent fees	10,775	2,381
Shareholder servicing fees	1	83
Other accrued liabilities	3,521	782
Total Liabilities	962,595	307,332
Net Assets	$27,852,286	$26,188,106

Composition of Net Assets:
Shares of beneficial interest, at par	$31	$24
Additional paid-in capital	45,712,789	25,203,399
Total distributable earnings/(loss)	(17,860,534)	984,683
Net Assets	$27,852,286	$26,188,106

Net Assets:
Investor Shares	$6,894,650	$1,437,558
Institutional Shares	15,640,650	23,041,748
A Shares	2,215,640	1,708,800
C Shares	3,101,346	—
Total	$27,852,286	$26,188,106

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	775,875	132,970
Institutional Shares	1,758,833	2,129,244
A Shares	249,934	158,171
C Shares	353,131	—
Total	3,137,773	2,420,385

Net Asset Value, offering price & redemption price per share:
Investor Shares	$8.89	$10.81
Institutional Shares	$8.89	$10.82
A Shares	$8.86	$10.80
C Shares	$8.78	$—

Maximum Sales Charge:
A Shares	2.00%	2.00%

Maximum Offering Price per share (net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$9.04	$11.02

See notes to financial statements.

Statements of Operations

Year Ended August 31, 2021

		Government
	U.S. Treasury	Securities Money
	Fund	Market Fund
Investment Income:
Interest income	$690,278	$1,519,887
Dividend income	30,012	85,059
Total income	720,290	1,604,946

Expenses:
Investment advisory fees	542,512	980,437
Administration fees	542,512	980,437
Distribution fees - Administrative Shares	2,400,918	1,460,216
Distribution fees - Service Shares	78,009	—
Distribution fees - Premier Shares	—	1,518,821
Shareholder servicing fees - Administrative Shares	2,399,998	1,460,216
Shareholder servicing fees - Service Shares	78,009	—
Shareholder servicing fees - Institutional Shares	176,676	328,019
Shareholder servicing fees - Select Shares	56,923	2,354,472
Shareholder servicing fees - Premier Shares	—	759,411
Fund accounting and compliance fees	243,471	442,803
Transfer agent fees	73,120	121,310
Custodian fees	108,505	196,113
Trustee fees	50,653	93,862
Professional fees	195,895	351,734
Printing fees	18,983	37,263
Registration fees	30,515	322,240
Other expenses	126,722	188,200

Total expenses before fee and expense reductions	7,123,421	11,595,554

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(6,181,377)	(4,720,089)
Distribution fees waived - Administrative Shares	—	(759,306)
Distribution fees waived - Service Shares	(46,805)	—
Distribution fees waived - Premier Shares	—	(1,366,944)
Shareholder servicing fees waived - Service Shares	(46,791)	—
Shareholder servicing fees waived - Institutional Shares	(120,099)	(225,945)
Shareholder servicing fees waived - Select Shares	(56,923)	(2,354,472)
Shareholder servicing fees waived - Premier Shares	—	(759,411)

Net expenses	671,426	1,409,387

Net investment income/(loss)	48,864	195,559

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	(1,972)	399
Net realized/unrealized gains/(losses) on investments	(1,972)	399
Change in net assets resulting from operations	$46,892	$195,958

See notes to financial statements.

Statements of Operations

Year Ended August 31, 2021	Continued

				Strategic
	Limited Duration	Moderate		Enhanced Yield
	Fund	Duration Fund	Bond Fund	Fund
Investment Income:
Interest income	$1,783,238	$638,110	$2,482,172	$676,771
Dividend income	2	—	4,546	18,176
Dividend income from affiliates	325	96	351	153
Total income	1,783,565	638,206	2,487,069	695,100

Expenses:
Investment advisory fees	133,864	57,402	205,764	125,759
Administration fees	71,394	22,961	82,305	20,122
Distribution fees - Investor Shares	9,091	10,050	4,276	4,363
Distribution fees - A Shares	4,500	882	216	2,301
Shareholder servicing fees - Investor Shares	9,091	10,050	4,276	4,363
Shareholder servicing fees - Institutional Shares	209,514	60,821	252,711	56,215
Shareholder servicing fees - A Shares	1,800	353	86	920
Fund accounting and compliance fees	51,776	30,724	47,423	19,355
Transfer agent fees	99,402	59,560	64,867	71,689
Custodian fees	8,847	2,853	10,244	2,490
Trustee fees	4,324	1,396	4,786	1,199
Professional fees	16,608	5,166	18,897	4,435
Printing fees	8,706	3,334	5,049	3,968
Registration fees	53,286	39,581	39,419	43,029
Other expenses	8,245	3,993	8,116	3,556

Total expenses before fee and expense reductions	690,448	309,126	748,435	363,764

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(2,023)	(86,395)	(2,135)	(105,294)
Administration fees waived	(2,023)	(642)	(2,135)	(844)
Shareholder servicing fees waived - Investor Shares	(9,091)	(9,610)	(4,276)	(3,358)
Shareholder servicing fees waived - Institutional Shares	(195,296)	(60,821)	(252,711)	(55,325)
Shareholder servicing fees waived - A Shares	(1,800)	(13)	(86)	(915)

Net expenses	480,215	151,645	487,092	198,028

Net investment income/(loss)	1,303,350	486,561	1,999,977	497,072

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	(140,871)	312,998	1,265,527	(589,858)
Change in unrealized appreciation/(depreciation) on unaffiliated investments	(592,555)	(422,172)	(2,642,919)	165,891
Net realized/unrealized gains/(losses) on investments	(733,426)	(109,174)	(1,377,392)	(423,967)
Change in net assets resulting from operations	$569,924	$377,387	$622,585	$73,105

See notes to financial statements.

Statements of Operations

Year Ended August 31, 2021	Continued

	Ultra Short Tax- Free	Active	Mid Cap Diverse Leadership	Opportunistic
	Income Fund	Core Fund	Fund	Fund
Investment Income:
Interest income	$111,508	$533,306	$—	$477,931
Dividend income	—	441,471	10,611	595,472
Dividend income from affiliates	51	6,843	3	259
Foreign tax withholding	—	(96)	(5)	(2,007)
Total income	111,559	981,524	10,609	1,071,655

Expenses:
Investment advisory fees	54,583	173,287	6,230	491,270
Administration fees	29,111	39,609	906	46,238
Distribution fees - Investor Shares	941	12,995	285	7,213
Distribution fees - A Shares	44	1,479	344	3,696
Distribution fees - C Shares	—	756	357	3,414
Shareholder servicing fees - Investor Shares	941	12,995	285	7,213
Shareholder servicing fees - Institutional Shares	89,985	109,114	2,114	132,728
Shareholder servicing fees - A Shares	19	592	137	1,479
Shareholder servicing fees - C Shares	—	189	89	853
Fund accounting and compliance fees	15,012	36,024	2,250	14,331
Transfer agent fees	49,158	74,039	65,814	106,638
Custodian fees	3,639	4,941	113	5,750
Trustee fees	1,745	2,350	52	2,658
Professional fees	6,554	9,090	221	11,608
Printing fees	2,018	14,712	2,496	15,285
Registration fees	40,504	48,798	52,634	46,807
Other expenses	4,244	6,120	2,932	5,543

Total expenses before fee and expense reductions	298,498	547,090	137,259	902,724

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(81,296)	(3,124)	(124,438)	(168,440)
Administration fees waived	(253)	(996)	(19)	(1,462)
Shareholder servicing fees waived - Investor Shares	(941)	(12,992)	(285)	(6,204)
Shareholder servicing fees waived - Institutional Shares	(87,590)	(108,184)	(2,112)	(131,012)
Shareholder servicing fees waived - A Shares	(19)	(493)	(137)	(1,177)
Shareholder servicing fees waived - C Shares	—	(189)	(89)	(568)

Net expenses .	128,399	421,112	10,179	593,861

Net investment income/(loss)	(16,840)	560,412	430	477,794

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	(80)	5,488,001	189,918	3,732,056
Change in unrealized appreciation/(depreciation) on unaffiliated investments	(6,362)	1,338,295	185,726	4,451,747
Change in unrealized appreciation/(depreciation) on affiliated investments	—	143,138	—	—
Net realized/unrealized gains/(losses) on investments	(6,442)	6,969,434	375,644	8,183,803
Change in net assets resulting from operations	$(23,282)	$7,529,846	$376,074	$8,661,597

See notes to financial statements.

Statements of Operations

Year Ended August 31, 2021	Concluded

	World Energy	Hedged Income
	Fund	Fund(a)
Investment Income:
Interest income	$47,906	$—
Dividend income	590,975	317,022
Dividend income from affiliates	49	38
Foreign tax withholding	(24,010)	(2,578)
Total income	614,920	314,482

Expenses:
Investment advisory fees	132,029	77,145
Administration fees	17,604	7,715
Distribution fees - Investor Shares	12,447	1,300
Distribution fees - A Shares	7,470	1,400
Distribution fees - C Shares	29,693	—
Shareholder servicing fees - Investor Shares	12,447	1,300
Shareholder servicing fees - Institutional Shares	27,671	21,408
Shareholder servicing fees - A Shares	2,988	560
Shareholder servicing fees - C Shares	7,423	—
Fund accounting and compliance fees	6,572	2,902
Transfer agent fees	92,630	32,519
Custodian fees	2,178	965
Trustee fees	1,006	388
Professional fees	4,208	2,655
Printing fees	10,588	1,251
Registration fees	50,858	43,446
Other expenses	4,040	2,396

Total expenses before fee and expense reductions	421,852	197,350

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(130,592)	(65,702)
Administration fees waived	(273)	(168)
Shareholder servicing fees waived - Investor Shares	(8,708)	(1,136)
Shareholder servicing fees waived - Institutional Shares	(26,049)	(20,205)
Shareholder servicing fees waived - A Shares	(2,612)	(560)
Shareholder servicing fees waived - C Shares	(5,419)	—

Net expenses	248,199	109,579

Net investment income/(loss)	366,721	204,903

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	1,852,240	(484,278)
Net realized gains/(losses) from written options contracts	—	46,673
Change in unrealized appreciation/(depreciation) on unaffiliated investments	3,612,155	1,322,187
Change in unrealized appreciation/(depreciation) on written options contracts	—	15,106
Net realized/unrealized gains/(losses) on investments	5,464,395	899,688
Change in net assets resulting from operations	$5,831,116	$1,104,591

(a) For the period December 28, 2020 (commencement of operations) through August 31, 2021.

See notes to financial statements.

Statements of Changes in Net Assets

August 31, 2021

	U.S. Treasury Fund		Government Securities Money Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
From Investment Activities:
Operations:
Net investment income	$48,864	$7,540,993	$195,559	$14,641,916
Net realized gains/(losses) from investment transactions	(1,972)	1,065	399	95
Change in net assets resulting from operations	46,892	7,542,058	195,958	14,642,011

Distributions to Shareholders:
Administrative Shares	(41,704)	(6,082,228)	(58,100)	(3,153,727)
Service Shares	(1,220)	(262,891)	—	—
Institutional Shares	(3,444)	(705,651)	(12,698)	(1,065,677)
Select Shares	(2,422)	(491,992)	(94,404)	(8,533,143)
Premier Shares	—	—	(30,362)	(1,893,585)
Change in net assets from shareholder distributions	(48,790)	(7,542,762)	(195,564)	(14,646,132)
Change in net assets from capital transactions	(152,194,154)	35,476,108	(188,138,583)	236,171,204
Change in net assets	(152,196,052)	35,475,404	(188,138,189)	236,167,083

Net Assets:
Beginning of year	1,133,166,378	1,097,690,974	2,042,356,425	1,806,189,342
End of year	$980,970,326	$1,133,166,378	$1,854,218,236	$2,042,356,425

Capital Share Transactions*:
Administrative Shares
Issued	4,606,057,041	3,937,926,144	916,035,796	1,094,726,917
Reinvested	12	1,691	329	22,423
Redeemed	(4,711,823,303)	(3,814,604,106)	(945,428,589)	(976,502,892)
Change in Administrative Shares	(105,766,250)	123,323,729	(29,392,464)	118,246,448
Service Shares
Issued	78,450,592	67,156,216	—	—
Redeemed	(68,569,209)	(122,517,143)	—	—
Change in Service Shares	9,881,383	(55,360,927)	—	—
Institutional Shares
Issued	205,458,514	194,460,581	363,901,504	949,629,015
Reinvested	—	—	557	28,764
Redeemed	(226,897,914)	(206,095,902)	(405,162,237)	(878,643,435)
Change in Institutional Shares	(21,439,400)	(11,635,321)	(41,260,176)	71,014,344
Select Shares
Issued	50,675,972	98,247,132	2,027,156,309	1,900,133,163
Redeemed	(85,545,859)	(119,098,505)	(2,108,767,940)	(1,940,885,010)
Change in Select Shares	(34,869,887)	(20,851,373)	(81,611,631)	(40,751,847)
Premier Shares
Issued	—	—	792,829,359	917,687,338
Reinvested	—	—	29,909	1,803,612
Redeemed	—	—	(828,733,579)	(831,828,691)
Change in Premier Shares	—	—	(35,874,311)	87,662,259
Change in shares:	(152,194,154)	35,476,108	(188,138,582)	236,171,204

* Share transactions are at net assets value of $1.00 per share.

See notes to financial statements.

Statements of Changes in Net Assets

August 31, 2021	Continued

	Limited Duration Fund		Moderate Duration Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
From Investment Activities:
Operations:
Net investment income	$1,303,350	$2,374,555	$486,561	$588,018
Net realized gains/(losses) from investment transactions	(140,871)	1,870,071	312,998	50,433
Change in unrealized appreciation/(depreciation) on investments	(592,555)	537,347	(422,172)	440,846
Change in net assets resulting from operations	569,924	4,781,973	377,387	1,079,297

Distributions to Shareholders:
Investor Shares	(52,512)	(70,720)	(63,330)	(72,666)
Institutional Shares	(1,404,418)	(2,364,879)	(442,376)	(504,155)
A Shares	(25,481)	(15,639)	(5,552)	(6,420)
Change in net assets from shareholder distributions	(1,482,411)	(2,451,238)	(511,258)	(583,241)
Change in net assets from capital transactions	(12,793,067)	(24,055,343)	(5,218,938)	2,302,623
Change in net assets	(13,705,554)	(21,724,608)	(5,352,809)	2,798,679

Net Assets:
Beginning of year	97,254,763	118,979,371	30,913,923	28,115,244
End of year	$83,549,209	$97,254,763	$25,561,114	$30,913,923

Capital Transactions:
Investor Shares
Proceeds from shares issued	$555,021	$1,649,045	$902,876	$643,673
Dividends reinvested	51,176	68,609	62,614	71,730
Cost of shares redeemed	(1,220,569)	(1,960,529)	(952,226)	(1,210,971)
Change in net assets from Investor Shares	(614,372)	(242,875)	13,264	(495,568)
Institutional Shares
Proceeds from shares issued	28,467,762	59,939,991	7,093,665	7,653,501
Dividends reinvested	836,063	915,095	234,317	261,975
Cost of shares redeemed	(43,353,128)	(85,017,031)	(12,629,495)	(5,045,231)
Change in net assets from Institutional Shares	(14,049,303)	(24,161,945)	(5,301,513)	2,870,245
A Shares
Proceeds from shares issued	1,906,563	920,614	92,756	49,776
Dividends reinvested	25,481	15,634	5,550	6,420
Cost of shares redeemed	(61,436)	(586,771)	(28,995)	(128,250)
Change in net assets from A Shares	1,870,608	349,477	69,311	(72,054)
Change in net assets resulting from capital transactions:	$(12,793,067)	$(24,055,343)	$(5,218,938)	$2,302,623

Share Transactions:
Investor Shares
Issued	56,914	169,896	83,767	60,132
Reinvested	5,251	7,093	5,814	6,735
Redeemed	(125,227)	(203,288)	(88,700)	(113,579)
Change in Investor Shares	(63,062)	(26,299)	881	(46,712)
Institutional Shares
Issued	2,920,107	6,203,418	657,583	721,121
Reinvested	85,839	94,455	21,751	24,573
Redeemed	(4,448,272)	(8,744,408)	(1,171,550)	(475,114)
Change in Institutional Shares	(1,442,326)	(2,446,535)	(492,216)	270,580
A Shares
Issued	195,637	95,836	8,573	4,700
Reinvested	2,617	1,614	515	603
Redeemed	(6,298)	(61,050)	(2,686)	(12,013)
Change in A Shares	191,956	36,400	6,402	(6,710)
Change in shares:	(1,313,432)	(2,436,434)	(484,933)	217,158

See notes to financial statements.

Statements of Changes in Net Assets

August 31, 2021	Continued

	Bond Fund		Strategic Enhanced Yield Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
From Investment Activities:
Operations:
Net investment income	$1,999,977	$2,151,012	$497,072	$265,197
Net realized gains/(losses) from investment transactions	1,265,527	1,405,258	(589,858)	456,600
Change in unrealized appreciation/(depreciation) on investments	(2,642,919)	1,539,617	165,891	(63,602)
Change in net assets resulting from operations	622,585	5,095,887	73,105	658,195

Distributions to Shareholders:
Investor Shares	(29,969)	(31,513)	(64,540)	(52,085)
Institutional Shares	(2,027,698)	(2,175,084)	(825,434)	(345,397)
A Shares	(1,514)	(1,319)	(31,480)	(15,355)
Change in net assets from shareholder distributions	(2,059,181)	(2,207,916)	(921,454)	(412,837)
Change in net assets from capital transactions	14,836,905	(10,256,523)	2,570,720	11,276,493
Change in net assets	13,400,309	(7,368,552)	1,722,371	11,521,851

Net Assets:
Beginning of year	96,554,983	103,923,535	19,905,935	8,384,084
End of year	$109,955,292	$96,554,983	$21,628,306	$19,905,935

Capital Transactions:
Investor Shares
Proceeds from shares issued	$41,484	$3,692,132	$294,750	$2,478,161
Dividends reinvested	29,905	31,457	64,365	51,149
Cost of shares redeemed	(986,906)	(3,240,246)	(1,323,607)	(1,921,035)
Change in net assets from Investor Shares	(915,517)	483,343	(964,492)	608,275
Institutional Shares
Proceeds from shares issued	29,547,900	34,038,904	14,958,770	14,649,657
Dividends reinvested	381,885	476,616	526,427	138,783
Cost of shares redeemed	(14,186,205)	(45,177,722)	(12,505,491)	(4,043,599)
Change in net assets from Institutional Shares	15,743,580	(10,662,202)	2,979,706	10,744,841
A Shares
Proceeds from shares issued	55,291	2,634	669,546	158,069
Dividends reinvested	1,514	1,318	31,480	15,355
Cost of shares redeemed	(47,963)	(81,616)	(145,520)	(250,047)
Change in net assets from A Shares	8,842	(77,664)	555,506	(76,623)
Change in net assets resulting from capital transactions:	$14,836,905	$(10,256,523)	$2,570,720	$11,276,493

Share Transactions:
Investor Shares
Issued	4,147	373,979	27,710	233,483
Reinvested	2,987	3,177	6,112	4,853
Redeemed	(98,661)	(331,315)	(127,382)	(181,365)
Change in Investor Shares	(91,527)	45,841	(93,560)	56,971
Institutional Shares
Issued	2,958,738	3,418,390	1,429,340	1,393,747
Reinvested	38,292	48,385	50,755	13,286
Redeemed	(1,419,135)	(4,550,646)	(1,213,434)	(385,798)
Change in Institutional Shares	1,577,895	(1,083,871)	266,661	1,021,235
A Shares
Issued	5,479	277	62,698	14,965
Reinvested	151	134	3,036	1,485
Redeemed	(4,836)	(8,415)	(13,966)	(23,953)
Change in A Shares	794	(8,004)	51,768	(7,503)
Change in shares:	1,487,162	(1,046,034)	224,869	1,070,703

See notes to financial statements.

Statements of Changes in Net Assets

August 31, 2021	Continued

	Ultra Short Tax-Free Income Fund		Active Core Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
From Investment Activities:
Operations:
Net investment income	$(16,840)	$225,179	$560,412	$696,187
Net realized gains/(losses) from investment transactions	(80)	—	5,488,001	2,227,143
Change in unrealized appreciation/(depreciation) on investments	(6,362)	8,356	1,481,433	2,173,880
Change in net assets resulting from operations	(23,282)	233,535	7,529,846	5,097,210

Distributions to Shareholders:
Investor Shares	—	(1,689)	(282,730)	(257,393)
Institutional Shares	(2,633)	(224,088)	(2,458,776)	(2,392,259)
A Shares	—	(125)	(35,838)	(30,359)
C Shares	—	—	(3,551)	(2,251)
Change in net assets from shareholder distributions	(2,633)	(225,902)	(2,780,895)	(2,682,262)
Change in net assets from capital transactions	(6,850,742)	18,776,566	(2,895,480)	(1,394,391)
Change in net assets	(6,876,657)	18,784,199	1,853,471	1,020,557

Net Assets:
Beginning of year	39,510,157	20,725,958	49,048,153	48,027,596
End of year	$32,633,500	$39,510,157	$50,901,624	$49,048,153

Capital Transactions:
Investor Shares
Proceeds from shares issued	$898	$630,837	$284,928	$294,829
Dividends reinvested	—	1,681	282,086	256,824
Cost of shares redeemed	(433,780)	(269,126)	(3,111,432)	(426,157)
Change in net assets from Investor Shares	(432,882)	363,392	(2,544,418)	125,496
Institutional Shares
Proceeds from shares issued	2,960,837	26,004,064	3,134,759	924,855
Dividends reinvested	253	29,019	2,458,104	2,388,743
Cost of shares redeemed	(9,378,987)	(7,615,050)	(5,786,740)	(4,665,148)
Change in net assets from Institutional Shares	(6,417,897)	18,418,033	(193,877)	(1,351,550)
A Shares
Proceeds from shares issued	6,457	19	402,506	121,917
Dividends reinvested	—	125	35,838	30,359
Cost of shares redeemed	(6,420)	(5,003)	(607,449)	(330,363)
Change in net assets from A Shares	37	(4,859)	(169,105)	(178,087)
C Shares
Proceeds from shares issued	—	—	11,170	32,735
Dividends reinvested	—	—	3,551	2,251
Cost of shares redeemed	—	—	(2,801)	(25,236)
Change in net assets from C Shares	—	—	11,920	9,750
Change in net assets resulting from capital transactions:	$(6,850,742)	$18,776,566	$(2,895,480)	$(1,394,391)

Share Transactions:
Investor Shares
Issued	82	63,067	18,828	22,047
Reinvested	—	168	19,800	19,248
Redeemed	(43,442)	(26,904)	(201,526)	(32,287)
Change in Investor Shares	(43,360)	36,331	(162,898)	9,008
Institutional Shares
Issued	295,788	2,597,403	201,305	68,879
Reinvested	25	2,899	171,711	178,713
Redeemed	(936,954)	(761,129)	(391,651)	(352,479)
Change in Institutional Shares	(641,141)	1,839,173	(18,635)	(104,887)
A Shares
Issued	646	1	27,826	9,293
Reinvested	—	13	2,522	2,283
Redeemed	(643)	(500)	(41,428)	(24,379)
Change in A Shares	3	(486)	(11,080)	(12,803)
C Shares
Issued	—	—	762	2,445
Reinvested	—	—	251	169
Redeemed	—	—	(192)	(1,856)
Change in C Shares	—	—	821	758
Change in shares:	(684,498)	1,875,018	(191,792)	(107,924)

See notes to financial statements.

Statements of Changes in Net Assets

August 31, 2021	Continued

	Mid Cap Diverse Leadership Fund		Opportunistic Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
From Investment Activities:
Operations:
Net investment income	$430	$7,216	$477,794	$340,944
Net realized gains/(losses) from investment transactions	189,918	96,381	3,732,056	1,416,258
Change in unrealized appreciation/(depreciation) on investments	185,726	(31,203)	4,451,747	929,750
Change in net assets resulting from operations	376,074	72,394	8,661,597	2,686,952

Distributions to Shareholders:
Investor Shares	(13,093)	(4,760)	(11,761)	(22,863)
Institutional Shares	(74,855)	(35,822)	(303,158)	(345,781)
A Shares	(12,792)	(16,549)	(5,948)	(15,173)
C Shares	(5,233)	—	(388)	(850)
Change in net assets from shareholder distributions	(105,973)	(57,131)	(321,255)	(384,667)
Change in net assets from capital transactions	161,977	(368,627)	35,766,525	(8,450,212)
Change in net assets	432,078	(353,364)	44,106,867	(6,147,927)

Net Assets:
Beginning of year	952,075	1,305,439	33,703,521	39,851,448
End of year	$1,384,153	$952,075	$77,810,388	$33,703,521

Capital Transactions:
Investor Shares
Proceeds from shares issued	$40,353	$10,635	$3,310,414	$275,092
Dividends reinvested	13,004	4,755	11,444	22,271
Cost of shares redeemed	(85,076)	(7,872)	(294,047)	(2,147,959)
Change in net assets from Investor Shares	(31,719)	7,518	3,027,811	(1,850,596)
Institutional Shares
Proceeds from shares issued	267,454	2,000	40,860,617	3,333,399
Dividends reinvested	74,351	29,937	112,692	130,583
Cost of shares redeemed	(132,543)	(166,331)	(8,030,738)	(9,402,616)
Change in net assets from Institutional Shares	209,262	(134,394)	32,942,571	(5,938,634)
A Shares
Proceeds from shares issued	6,375	36,837	19,456	141,516
Dividends reinvested	12,792	5,852	5,745	14,625
Cost of shares redeemed	(28,927)	(306,534)	(214,387)	(759,223)
Change in net assets from A Shares	(9,760)	(263,845)	(189,186)	(603,082)
C Shares
Proceeds from shares issued	55,118	24,177	250	17,800
Dividends reinvested	5,232	1	387	850
Cost of shares redeemed	(66,156)	(2,084)	(15,308)	(76,550)
Change in net assets from C Shares	(5,806)	22,094	(14,671)	(57,900)
Change in net assets resulting from capital transactions:	$161,977	$(368,627)	$35,766,525	$(8,450,212)

Share Transactions:
Investor Shares
Issued	2,993	974	194,709	21,283
Reinvested	1,095	417	692	1,782
Redeemed	(6,713)	(698)	(17,769)	(170,360)
Change in Investor Shares	(2,625)	693	177,632	(147,295)
Institutional Shares
Issued	20,060	175	2,451,512	257,624
Reinvested	6,251	2,636	6,889	10,653
Redeemed	(10,712)	(15,129)	(486,784)	(724,303)
Change in Institutional Shares	15,599	(12,318)	1,971,617	(456,026)
A Shares
Issued	534	3,227	1,210	11,094
Reinvested	1,070	510	354	1,181
Redeemed	(2,255)	(26,741)	(13,862)	(59,941)
Change in A Shares	(651)	(23,004)	(12,298)	(47,666)
C Shares
Issued	4,766	2,457	17	1,401
Reinvested	449	—	24	70
Redeemed	(5,509)	(215)	(1,130)	(6,036)
Change in C Shares	(294)	2,242	(1,089)	(4,565)
Change in shares:	12,029	(32,387)	2,135,862	(655,552)

See notes to financial statements.

Statements of Changes in Net Assets

August 31, 2021	Concluded

	World Energy Fund		Hedged Income Fund
	Year Ended August 31, 2021	Year Ended August 31, 2020	For the period Dec. 28, 2020(a) through Aug. 31, 2021
From Investment Activities:
Operations:
Net investment income	$366,721	$261,421	$204,903
Net realized gains/(losses) from investment transactions	1,852,240	(2,049,599)	(437,605)
Change in unrealized appreciation/(depreciation) on investments	3,612,155	1,127,108	1,337,293
Change in net assets resulting from operations	5,831,116	(661,070)	1,104,591

Distributions to Shareholders:
Investor Shares	(67,985)	(60,236)	(4,957)
Institutional Shares	(172,313)	(221,980)	(109,507)
A Shares	(47,053)	(47,674)	(5,444)
C Shares	(25,498)	(40,650)	—
Change in net assets from shareholder distributions	(312,849)	(370,540)	(119,908)
Change in net assets from capital transactions	8,771,925	(5,821,210)	25,203,423
Change in net assets	14,290,192	(6,852,820)	26,188,106

Net Assets:
Beginning of year	13,562,094	20,414,914	—
End of year	$27,852,286	$13,562,094	$26,188,106

Capital Transactions:
Investor Shares
Proceeds from shares issued	$5,212,987	$1,029,595	$1,514,710
Dividends reinvested	66,224	59,162	4,957
Cost of shares redeemed	(2,686,075)	(1,073,046)	(113,901)
Change in net assets from Investor Shares	2,593,136	15,711	1,405,766
Institutional Shares
Proceeds from shares issued	14,547,307	1,283,182	23,430,996
Dividends reinvested	113,672	112,619	26,296
Cost of shares redeemed	(7,484,500)	(5,764,762)	(1,316,880)
Change in net assets from Institutional Shares	7,176,479	(4,368,961)	22,140,412
A Shares
Proceeds from shares issued	1,852,753	193,139	1,652,709
Dividends reinvested	47,053	47,502	4,822
Cost of shares redeemed	(2,503,045)	(745,041)	(286)
Change in net assets from A Shares	(603,239)	(504,400)	1,657,245
C Shares
Proceeds from shares issued	76,500	31,167	—
Dividends reinvested	25,382	40,505	—
Cost of shares redeemed	(496,333)	(1,035,232)	—
Change in net assets from C Shares	(394,451)	(963,560)	—
Change in net assets resulting from capital transactions:	$8,771,925	$(5,821,210)	$25,203,423

Share Transactions:
Investor Shares
Issued	609,948	181,863	143,072
Reinvested	8,505	9,458	465
Redeemed	(326,937)	(166,011)	(10,567)
Change in Investor Shares	291,516	25,310	132,970
Institutional Shares
Issued	1,621,434	221,211	2,250,424
Reinvested	13,922	17,880	2,493
Redeemed	(891,472)	(885,407)	(123,673)
Change in Institutional Shares	743,884	(646,316)	2,129,244
A Shares
Issued	239,500	38,017	157,741
Reinvested	6,065	7,621	458
Redeemed	(299,163)	(112,968)	(28)
Change in A Shares	(53,598)	(67,330)	158,171
C Shares
Issued	9,518	4,883	—
Reinvested	3,480	6,364	—
Redeemed	(62,947)	(163,824)	—
Change in C Shares	(49,949)	(152,577)	—
Change in shares:	931,853	(840,913)	2,420,385

(a)	Commencement of operations December 28, 2020.

See notes to financial statements.

Schedule of Portfolio Investments	U.S. Treasury Fund
August 31, 2021

Shares or Principal Amount	Security Description	Amortized Cost or Value
U.S. Treasury Obligations (47.9%)
U.S. Treasury Bills
$100,000,000	0.03%, 9/2/21 (a)	$99,999,858
100,000,000	0.03%, 10/28/21 (a)	99,994,459
170,000,000	0.05%, 10/26/21 (a)	169,987,342
100,000,000	0.05%, 11/30/21 (a)	99,987,250
Total U.S. Treasury Obligations (Cost $469,968,909)		469,968,909

Repurchase Agreements (44.9%)
90,000,000	Bank of Montreal, 0.03%, 9/1/21, (Purchased on 8/31/21, proceeds at maturity $90,000,075, Collateralized by various U.S. Treasury Obligations, (0.00% - 1.88%), (2/15/29 - 2/15/41), fair value of $91,800,088)	90,000,000
50,000,000	Credit Agricole CIB, 0.03%, 9/1/21, (Purchased on 8/31/21, proceeds at maturity $50,000,042, Collateralized by U.S. Treasury Obligation, (2.13%), (2/15/40), fair value of $51,000,141)	50,000,000
100,000,000	Fixed Income Clearing Corporation - Bank of New York Mellon, 0.05%, 9/1/21, (Purchased on 8/31/21, proceeds at maturity $100,000,139, Collateralized by various U.S. Treasury Obligations, (0.50% - 0.75%), (2/28/26 - 8/31/26), fair value of $102,000,010)	100,000,000
60,000,000	Fixed Income Clearing Corporation - State Street Bank & Trust Co., 0.01%, 9/1/21, (Purchased on 8/31/21, proceeds at maturity $60,000,017, Collateralized by various U.S. Treasury Obligations, (0.25% - 3.38%), (7/15/29 - 11/15/48), fair value of $61,200,191)	60,000,000

Shares or Principal		Amortized Cost or
Amount	Security Description	Value
Repurchase Agreements, continued:
$10,000,000	Goldman Sachs & Co., 0.03%, 9/1/21, (Purchased on 8/31/21, proceeds at maturity $10,000,008, Collateralized by U.S. Treasury Obligation, (0.00%), (2/15/32), fair value of $10,200,000)	$10,000,000
45,000,000	Nomura Securities International, Inc., 0.04%, 9/1/21, (Purchased on 8/31/21, proceeds at maturity $45,000,050, Collateralized by various U.S. Treasury Obligations, (1.63% - 2.75%), (5/31/22 - 10/31/23), fair value of $45,900,001)	45,000,000
85,000,000	RBC Dominion Securities, Inc., 0.03%, 9/1/21, (Purchased on 8/31/21, proceeds at maturity $85,000,071, Collateralized by various U.S. Treasury Obligations, (0.13% - 3.75%), (9/30/21 - 2/15/47), fair value of $86,700,122)	85,000,000
	Total Repurchase Agreements (Cost $440,000,000)	440,000,000

Investment Companies (7.2%)
34,000,000	BlackRock Liquidity Funds T-Fund, Institutional Class, 0.01%(b)	34,000,000
12,000,000	Goldman Sachs Financial Square Treasury Obligations Fund, 0.01%(b)	12,000,000
25,082,440	Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class, 0.01%(b)	25,082,440
Total Investment Companies (Cost $71,082,440)		71,082,440
Total Investments (Cost $981,051,349)(c) - 100.0%		981,051,349
Liabilities in excess of other assets — 0.0%^		(81,023)
Net Assets - 100.0%		$980,970,326

(a)	Zero coupon bond. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2021.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2021.
(c)	Cost and value for federal income tax and financial reporting purposes are the same.
^	Represents less than 0.05%.

See notes to financial statements.

Schedule of Portfolio Investments	Government Securities Money Market Fund
August 31, 2021

Shares or Principal Amount	Security Description	Amortized Cost or Value
U.S. Government Agency Securities (30.2%)
Federal Farm Credit Bank
$70,000,000	0.06% (SOFR + 1 bps), 7/1/22	$70,000,000
50,000,000	0.07% (SOFR + 2 bps), 12/30/21	49,999,169
50,000,000	0.07% (SOFR + 3 bps), 1/4/22	50,000,000
		169,999,169
Federal Home Loan Bank
50,000,000	0.06% (SOFR + 1 bps), 3/25/22	50,000,000
70,000,000	0.06% (SOFR + 1 bps), 8/5/22, Callable 7/5/22 @ 100 *	70,000,000
100,000,000	0.06% (SOFR + 1 bps), 8/15/22, Callable 7/15/22 @ 100 *	100,000,000
170,000,000	0.06% (SOFR + 1 bps), 9/6/22	170,000,000
		390,000,000
Total U.S. Government Agency Securities (Cost $559,999,169)		559,999,169

U.S. Treasury Obligations (26.9%)
U.S. Treasury Bills
200,000,000	0.03%, 9/2/21 (a)	199,999,717
150,000,000	0.03%, 10/28/21 (a)	149,991,688
100,000,000	0.05%, 10/26/21 (a)	99,993,048
50,000,000	0.05%, 2/24/22 (a)	49,988,511
Total U.S. Treasury Obligations (Cost $499,972,964)		499,972,964

Repurchase Agreements (34.0%)
60,000,000	Bank of Montreal, 0.03%, 9/1/21, (Purchased on 8/31/21, proceeds at maturity $60,000,050, Collateralized by various U.S. Treasury Obligations, (0.00% - 3.88%), (1/31/22 - 8/15/45), fair value of $61,200,001)	60,000,000
65,000,000	Credit Agricole CIB, 0.03%, 9/1/21, (Purchased on 8/31/21, proceeds at maturity $65,000,054, Collateralized by U.S. Treasury Obligation, (3.63%), (4/15/28), fair value of $66,300,033)	65,000,000
140,000,000	Fixed Income Clearing Corporation - Bank of New York Mellon, 0.05%, 9/1/21, (Purchased on 8/31/21, proceeds at maturity $140,000,194, Collateralized by U.S. Treasury Obligation, (0.75%), (8/31/26), fair value of $142,800,095)	140,000,000

Shares or Principal Amount	Security Description	Amortized Cost or Value
Repurchase Agreements, continued:
$70,000,000	Fixed Income Clearing Corporation - State Street Bank & Trust Co., 0.01%, 9/1/21, (Purchased on 8/31/21, proceeds at maturity $70,000,019, Collateralized by various U.S. Treasury Obligations, (0.25% - 3.38%), (7/15/29 - 11/15/48), fair value of $71,400,122)	$70,000,000
10,000,000	Goldman Sachs & Co., 0.04%, 9/1/21, (Purchased on 8/31/21, proceeds at maturity $10,000,011, Collateralized by U.S. Treasury Obligation, (2.25%), (12/31/24), fair value of $10,200,053)	10,000,000
85,000,000	Nomura Securities International, Inc., 0.04%, 9/1/21, (Purchased on 8/31/21, proceeds at maturity $85,000,094, Collateralized by various U.S. Treasury Obligations, (0.00% - 2.25%), (10/15/22 - 2/15/50), fair value of $86,700,105)	85,000,000
140,000,000	RBC Dominion Securities, Inc., 0.03%, 9/1/21, (Purchased on 8/31/21, proceeds at maturity $140,000,117, Collateralized by various U.S. Government Agencies and U.S. Treasury Obligations, (0.00% - 5.00%), (8/31/23 - 6/20/51), fair value of $142,800,022)	140,000,000
60,000,000	Wells Fargo Securities LLC, 0.04%, 9/1/21, (Purchased on 8/31/21, proceeds at maturity $60,000,067, Collateralized by various U.S. Government Agency Obligations, (0.00% - 3.13%), (8/22/22 - 8/17/32), fair value of $61,200,078)	60,000,000
Total Repurchase Agreements (Cost $630,000,000)		630,000,000

Investment Companies (8.9%)
64,000,000	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 0.03%(b)	64,000,000
38,000,000	Federated Hermes Government Obligations Fund, Premier Class, 0.03%(b)	38,000,000
62,275,956	Invesco Short-Term Investments Trust, Government & Agency Portfolio, Institutional Class, 0.03%(b)	62,275,956
Total Investment Companies (Cost $164,275,956)		164,275,956

Total Investments (Cost $1,854,248,089)(c) - 100.0%		1,854,248,089
Liabilities in excess of other assets — 0.0%^		(29,853)
Net Assets - 100.0%		$1,854,218,236

(a)	Zero coupon bond. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2021.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2021.
(c)	Cost and value for federal income tax and financial reporting purposes are the same.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
^	Represents less than 0.05%.

SOFR	Secured Overnight Financing Rate

See notes to financial statements.

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2021

Shares or Principal Amount	Security Description	Value
Asset Backed Securities (31.7%)
$2,291,600	AccessLex Institute, Series 2007-A, Class A3, 0.43% (US0003M + 30 bps), 5/25/36, Callable 5/25/23 @ 100*	$2,249,871
703,626	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A4, 0.68% (US0001M + 30 bps), 1/25/36, Callable 9/25/21 @ 100*	703,701
509,027	Bayview Financial Mortgage Pass-Through Trust, Series 2005-C, Class M3, 1.06% (US0001M + 65 bps), 6/28/44, Callable 9/28/21 @ 100*	513,285
974,890	CDC Mortgage Capital Trust, Series 2002-HE1, Class A, 0.70% (US0001M + 62 bps), 1/25/33, Callable 9/25/21 @ 100*	969,295
1,329,367	CIT Mortgage Loan Trust, Series 2007-1, Class 1A, 1.43% (US0001M + 135 bps), 10/25/37, Callable 5/25/32 @ 100*(a)	1,341,049
162	Citigroup Mortgage Loan Trust, Inc., Series 2005- WF1, Class A5, 5.01%, 11/25/34, Callable 9/25/21 @ 100*(b)	162
228	Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.46%, 5/25/32, Callable 9/25/21 @ 100*(b)(c)	227
1,055,944	Countrywide Asset-Backed Certificates, Series 2005-12, Class M2, 0.82% (US0001M + 49 bps), 2/25/36, Callable 9/25/21 @ 100*	1,055,094
352	Countrywide Home Equity Loan Trust, Series 2004-C, Class C, 0.32% (US0001M + 22 bps), 1/15/34, Callable 9/15/21 @ 100*	352
1,017,110	DB Master Finance LLC, Series 2017-1A, Class A2I, 3.63%, 11/20/47, Callable 11/20/21 @ 100*(a)	1,023,864
1,364,840	Driven Brands Funding LLC, Series 2019-2A, Class A2, 3.98%, 10/20/49, Callable 10/20/24 @ 100*(a)	1,446,212
457,984	Fremont Home Loan Trust, Series 2004-3, Class 10A1, 1.96% (US0001M + 188 bps), 11/25/34, Callable 9/25/21 @ 100*	422,587
1,820,275	Goodgreen 2020-1 Trust, Series 2021-1A, Class A, 2.63%, 4/15/55, Callable 10/15/32 @ 100*(a)	1,865,441
384,960	Home Equity Asset Trust, Series 2005-7, Class M1, 0.76% (US0001M + 45 bps), 1/25/36, Callable 9/25/21 @ 100*	384,755
1,371,360	Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-C, Class 2A3, 0.94% (US0001M + 86 bps), 3/25/35, Callable 9/25/21 @ 100*	1,370,137
75	IMC Home Equity Loan Trust, Series 1998-1, Class A6, 7.02%, 6/20/29(b)(c)	76
1,054,000	Lendingpoint Asset Securitization Trust, Series 2021-A, Class A, 1.00%, 12/15/28, Callable 8/15/24 @ 100*(a)	1,054,564
437,103	Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class M1, 0.83% (US0001M + 75 bps), 6/25/36, Callable 9/25/21 @ 100*	436,970
131,956	New Century Home Equity Loan Trust, Series 2005-A, Class A4W, 4.71%, 8/25/35, Callable 9/25/21 @ 100*(b)(c)	132,484
1,734,291	NovaStar Mortgage Funding Trust, Series 2003-2, Class M2, 2.86% (US0001M + 278 bps), 9/25/33, Callable 9/25/21 @ 100*	1,776,221

Shares or Principal Amount	Security Description	Value
Asset Backed Securities, continued:
$792,611	RAAC Trust, Series 2007-SP1, Class M1, 0.94% (US0001M + 86 bps), 3/25/37, Callable 9/25/21 @ 100*	$796,936
109,631	Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AI5, 6.03%, 3/25/32, Callable 9/25/21 @ 100*	112,800
2,804	Saxon Asset Securities Trust, Series 2003-3, Class AF6, 4.36%, 12/25/33, Callable 9/25/21 @ 100*(b)(c)	2,842
1,550,000	Sonic Capital LLC, Series 2021-1A, Class A2I, 2.19%, 8/20/51, Callable 8/20/25 @ 100*(a)	1,549,659
69,381	Soundview Home Equity Loan Trust, Series 2005-B, Class M2, 6.23%, 5/25/35, Callable 9/25/21 @ 100*(b)(c)	68,068
1,033,209	Structured Asset Investment Loan Trust, Series 2003-BC2, Class A1, 0.76% (US0001M + 68 bps), 4/25/33, Callable 9/25/21 @ 100*	1,031,255
1,410,217	Structured Asset Investment Loan Trust, Series 2005-HE3, Class M1, 0.80% (US0001M + 72 bps), 9/25/35, Callable 9/25/21 @ 100*	1,406,542
372,704	Structured Asset Securities Corp Mortgage Pass- Through Certificates, Series 2004-6XS, Class A5A, 6.03%, 3/25/34, Callable 9/25/21 @ 100*(b)(c)	376,441
796,403	Sun Trust Student Loan Trust, Series 2006- 1A, Class B, 0.40% (US0003M + 27 bps), 10/28/37, Callable 1/28/26 @ 100*(d)	732,226
1,340,500	Taco Bell Funding LLC, Series 2016-1A, Class A23, 4.97%, 5/25/46, Callable 5/25/23 @ 100*(a)	1,441,373
640,634	Textainer Marine Containers VII, Ltd., Series 2020-1A, Class A, 2.73%, 8/21/45, Callable 8/20/22 @ 100*(a)	652,982
874,125	Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, 6/15/49, Callable 3/15/24 @ 100*(a)	928,670
655,000	ZAXBY’S Funding LLC, Series 2021-1A, Class A2, 3.24%, 7/30/51, Callable 7/30/25 @ 100*(a)	672,407
Total Asset Backed Securities (Cost $26,488,399)		26,518,548

Mortgage Backed Securities† (35.3%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.8%)
90,172	Bear Stearns Alternative Trust, Series 2006-1, Class 21A2, 3.06%, 2/25/36, Callable 9/25/21 @ 100*(b)	75,503
9,699	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 3.98%, 7/25/35, Callable 9/25/21 @ 100*(b)	8,081
14,395	Countrywide Alternative Loan Trust, Series 2005- 24, Class 1A1, 1.41% (12MTA + 131 bps), 7/20/35, Callable 9/19/21 @ 100*	12,461
1,235	Deutsche Mortgage Securities, Inc., Series 2006- ABR, Class A1B1, 0.18% (US0001M + 10 bps), 10/25/36, Callable 9/25/21 @ 100*	963
3,616	Deutsche Mortgage Securities, Inc., Series 2003- 4XS, Class A6A, 5.32%, 10/25/33, Callable 9/25/21 @ 100*(b)(c)	3,624
4,205	Deutsche Mortgage Securities, Inc., Series 2006- AB4, Class A1A, 6.00%, 10/25/36, Callable 9/25/21 @ 100*(b)	4,154

See notes to financial statements.

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2021	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Adjustable Rate Mortgage Backed Securities, continued:
$4,283	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, 2.27%, 9/25/34, Callable 9/25/21 @ 100*(b)	$4,258
18,711	Master Adjustable Rate Mortgage Trust, Series 2004-13, Class 2A1, 2.66%, 4/21/34, Callable 9/21/21 @ 100*(b)	18,767
439,127	Nomura Asset Acceptance Corp., Series 2005- AR4, Class 3A1, 3.11%, 8/25/35, Callable 9/25/21 @ 100*(b)	472,243
30,534	Residential Accredit Loans, Inc., Series 2004- QA4, Class NB21, 3.17%, 9/25/34, Callable 9/25/21 @ 100*(b)	31,456
17,083	Residential Accredit Loans, Inc., Series 2006- QA1, Class A21, 4.30%, 1/25/36, Callable 9/25/21 @ 100*(b)	15,284
		646,794
Alt-A - Fixed Rate Mortgage Backed Securities (0.8%)
11,860	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35, Callable 9/25/21 @ 100*..	10,272
18,366	Citigroup Mortgage Alternative Loan Trust, Series 2006-A3, Class 1A5, 6.00%, 7/25/36, Callable 9/25/21 @ 100*	18,262
376	Countrywide Alternative Loan Trust, Series 2004- 12CB, Class 1A1, 5.00%, 7/25/19, Callable 9/25/21 @ 100*	375
13,664	Countrywide Alternative Loan Trust, Series 2005- J13, Class 2A3, 5.50%, 11/25/35, Callable 9/25/21 @ 100*	11,924
18,100	Countrywide Alternative Loan Trust, Series 2006- 2CB, Class A3, 5.50%, 3/25/36, Callable 9/25/21 @ 100*	11,484
18,432	Countrywide Alternative Loan Trust, Series 2006- 31CB, Class A16, 6.00%, 11/25/36, Callable 9/25/21 @ 100*	14,621
18,219	Countrywide Alternative Loan Trust, Series 2006- 43CB, Class 1A4, 6.00%, 2/25/37, Callable 9/25/21 @ 100*	13,834
131,593	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37, Callable 11/25/21 @ 100*	84,073
65,569	Countrywide Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34, Callable 9/25/21 @ 100*	63,965
41,054	First Horizon Alternative Mortgage Securities, Series 2006-FA3, Class A6, 6.00%, 7/25/36, Callable 9/25/21 @ 100* . .	27,222
138	Master Alternative Loans Trust, Series 2004-3, Class 1A1, 5.00%, 3/25/19, Callable 9/25/21 @ 100*	145
728	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20, Callable 12/25/24 @ 100*	720
3,572	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34, Callable 9/25/21 @ 100*	3,627
297,366	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34, Callable 9/25/21 @ 100*	301,622
21,565	Master Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34, Callable 9/25/21 @ 100*	22,405

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$3,172	Master Alternative Loans Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34, Callable 9/25/21 @ 100*	$3,245
1,522	Residential Accredit Loans, Inc., Series 2003- QS14, Class A1, 5.00%, 7/25/18, Callable 9/25/21 @ 100*	1,370
101	Residential Accredit Loans, Inc., Series 2004- QS13, Class CB, 5.00%, 9/25/19, Callable 9/25/21 @ 100*	105
5,581	Residential Accredit Loans, Inc., Series 2004- QS6, Class A1, 5.00%, 5/25/19, Callable 9/25/21 @ 100*	5,248
27,384	Residential Accredit Loans, Inc., Series 2006- QS6, Class 1A2, 6.00%, 6/25/36, Callable 9/25/21 @ 100*	26,324
42,236	Residential Asset Securitization Trust, Series 2006-A9CB, Class A5, 6.00%, 9/25/36, Callable 3/25/23 @ 100*	21,756
27,007	Residential Asset Securitization Trust, Series 2007-A5, Class 2A3, 6.00%, 5/25/37, Callable 9/25/21 @ 100*	21,671
12,237	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A3, 5.50%, 2/25/35, Callable 9/25/21 @ 100*	12,083
		676,353

Prime Adjustable Rate Mortgage Backed Securities (3.6%)
1,796	Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A22, 2.71%, 5/25/35(b)	1,811
333,733	American Home Mortgage Investment Trust, Series 2006-2, Class 3A2, 6.70%, 6/25/36, Callable 9/25/21 @ 100*(b)(c)	84,078
23,930	Banc of America Funding Trust, Series 2015-R4, Class 8A1, 0.26% (US0001M + 17 bps), 1/27/35, Callable 11/25/60 @ 100*(a)	23,911
4,313	Bank of America Mortgage Securities, Series 2004-E, Class 1A1, 2.25%, 6/25/34, Callable 9/25/21 @ 100*(b)	4,368
6,062	Bank of America Mortgage Securities, Series 2003-H, Class 2A3, 2.39%, 9/25/33, Callable 9/25/21 @ 100*(b)	6,092
6,540	Bank of America Mortgage Securities, Series 2006-A, Class 2A1, 2.66%, 2/25/36, Callable 9/25/21 @ 100*(b)	6,480
3,911	Bank of America Mortgage Securities, Series 2006-B, Class 2A1, 3.03%, 11/20/46, Callable 9/20/21 @ 100*(b)	3,748
5,217	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 2.31%, 9/25/34, Callable 9/25/21 @ 100*(b)	5,033
4,722	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 2.38% (H15T1Y + 230 bps), 10/25/35, Callable 9/25/21 @ 100*	4,824
4,316	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 15A1, 2.50%, 1/25/35, Callable 9/25/21 @ 100*(b)	4,249
14,481	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1, 2.92%, 10/25/36, Callable 9/25/21 @ 100*(b)	14,233
11,181	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, 6.28%, 3/25/31, Callable 9/25/21 @ 100*(b)	11,184

See notes to financial statements

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2021	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$11,696	Chase Mortgage Finance Corp., Series 2007-A2, Class 10A1, 2.88%, 7/25/37, Callable 9/25/21 @ 100*(b)	$10,921
6,970	Citigroup Mortgage Loan Trust, Inc., Series 2005- 3, Class 2A2A, 2.77%, 8/25/35(b)	7,218
40,137	Coast Savings & Loan Association, Series 1992- 1, Class A, 2.53%, 7/25/22, Callable 9/25/21 @ 100*(b)	40,298
3,406	Countrywide Home Loans, Series 2003-60, Class 2A1, 2.24%, 2/25/34, Callable 9/25/21 @ 100*(b)	3,285
8,199	Countrywide Home Loans, Series 2003-58, Class 2A2, 2.60%, 2/19/34, Callable 9/19/21 @ 100*(b)	8,493
2,660	Countrywide Home Loans, Series 2004-12, Class 10A1, 2.70%, 8/25/34, Callable 9/25/21 @ 100*(b)	2,702
239	Countrywide Home Loans, Series 2003-42, Class 1A1, 3.99%, 9/25/33, Callable 9/25/21 @ 100*(b)	243
30,807	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class CB3, 2.58%, 11/25/32, Callable 9/25/21 @ 100*(b)	16,372
27,193	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 2.93%, 11/25/34, Callable 9/25/21 @ 100*(b)	28,499
7,887	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 2.87%, 10/25/35, Callable 9/25/21 @ 100*(b)	7,944
43,508	GMAC Mortgage Corp. Loan Trust, Series 2005- AR6, Class 3A1, 3.00%, 11/19/35, Callable 9/19/21 @ 100*(b)	43,681
8,780	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 2.80%, 11/25/35, Callable 9/25/21 @ 100*(b)	8,891
25,560	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 2.93%, 4/25/35, Callable 9/25/21 @ 100*(b)	25,663
6,765	Harborview Mortgage Loan Trust, Series 2005- 14, Class 3A1A, 2.55%, 12/19/35, Callable 9/19/21 @ 100*(b)	6,545
67,309	Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1B, 3.03%, 1/19/35, Callable 9/19/21 @ 100*(b)	72,394
11,769	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 2.73%, 8/25/34, Callable 9/25/21 @ 100*(b)	11,729
23,888	Indymac Index Mortgage Loan Trust, Series 2006- AR13, Class A1, 2.91%, 7/25/36, Callable 1/25/22 @ 100*(b)	21,074
22,349	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A, 2.94%, 8/25/34, Callable 9/25/21 @ 100*(b)	22,473
167	Indymac Index Mortgage Loan Trust, Series 2006- AR25, Class 4A2, 2.94%, 9/25/36, Callable 9/25/21 @ 100*(b)	167
35,367	Indymac Index Mortgage Loan Trust, Series 2006- AR19, Class 1A2, 3.02%, 8/25/36, Callable 9/25/21 @ 100*(b)	26,415

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$277	JPMorgan Mortgage Trust, Series 2005-A4, Class 3A1, 2.76%, 7/25/35, Callable 9/25/21 @ 100*(b)	$277
1,858	JPMorgan Mortgage Trust, Series 2006-A5, Class 3A4, 2.82%, 8/25/36, Callable 9/25/21 @ 100*(b)	1,675
752,025	LSTAR Securities Investment, Ltd., Series 2021-1, Class A, 1.90% (US0001M + 180 bps), 2/1/26, Callable 2/1/23 @ 100*(a)	752,381
600,000	Mello Warehouse Securitization Trust, Series 2021-2, Class C, 1.18% (US0001M + 110 bps), 4/25/55, Callable 4/25/24 @ 100*(a)	599,173
1,000,000	Mello Warehouse Securitization Trust, Series 2020-2, Class E, 2.33% (US0001M + 225 bps), 11/25/53, Callable 12/25/23 @ 100*(a)	997,147
9,034	Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2, 2.08%, 12/25/34, Callable 9/25/21 @ 100*(b)	9,227
888	Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 2.30%, 2/25/34, Callable 7/25/26 @ 100*(b)	913
8,356	Merrill Lynch Mortgage Investors Trust, Series 2004-A2, Class 1A, 2.57%, 7/25/34, Callable 3/25/22 @ 100*(b)	8,574
12,178	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 2.53%, 8/25/34, Callable 10/25/28 @ 100*(b)	12,501
5,947	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 3A, 2.55%, 8/25/34, Callable 6/25/22 @ 100*(b)	6,130
2,811	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A1, 2.43%, 2/25/34, Callable 9/25/21 @ 100*(b)	2,777
23,247	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2, 2.65%, 12/25/34, Callable 9/25/21 @ 100*(b)	22,818
7,557	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1, 2.60%, 12/27/35, Callable 9/25/21 @ 100*(b)	7,886
12,777	Structured Asset Securities Corp., Series 2003- 24A, Class 1A3, 2.48%, 7/25/33, Callable 9/25/21 @ 100*(b)	13,362
5,516	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR10, Class A1B, 0.92% (US0001M + 84 bps), 7/25/44, Callable 9/25/21 @ 100*	5,525
4,001	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR3, Class A2, 2.59%, 6/25/34, Callable 9/25/21 @ 100*(b)	4,115
50,297	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1, 2.61%, 11/25/36, Callable 9/25/21 @ 100*(b)	50,055
1,391	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR8, Class 1A1, 2.83%, 8/25/46, Callable 9/25/21 @ 100*(b)	1,386
8,522	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A2, 2.91%, 9/25/36, Callable 9/25/21 @ 100*(b)	8,425
		3,039,365

See notes to financial statements

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2021	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities (12.4%)
$1,577,274	Angel Oak Mortgage Trust, Series 2019-6, Class A1, 2.62%, 11/25/59, Callable 12/25/21 @ 100*(a)(b)	$1,582,964
2,415,693	Brean Asset Backed Securities Trust, Series RM1, Class A, 1.40%, 10/25/63, Callable 9/25/27 @ 100*(a)(b)	2,316,987
14,220	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 6/25/31, Callable 9/25/21 @ 100*	14,619
75,572	Citigroup Mortgage Loan Trust, Inc., Series 2004- NCM2, Class 1CB2, 6.75%, 8/25/34, Callable 9/25/21 @ 100*	80,454
13,079	Citigroup Mortgage Loan Trust, Inc., Series 2004- NCM2, Class 2CB3, 8.00%, 8/25/34, Callable 9/25/21 @ 100*	13,545
3,585	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-7, Class 5A1, 5.00%, 10/25/19, Callable 9/25/21 @ 100*	3,569
75,221	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A11, 6.00%, 10/25/33	78,206
13,521	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33, Callable 9/25/21 @ 100*	14,097
19,803	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33, Callable 9/25/21 @ 100*	20,421
42,721	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32, Callable 9/25/21 @ 100*	18,440
219,514	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32, Callable 9/25/21 @ 100*	230,918
18,762	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33, Callable 9/25/21 @ 100*	18,674
21,513	GSR Mortgage Loan Trust, Series 2005-8F, Class 3A4, 6.00%, 11/25/35, Callable 8/25/35 @ 100*	12,745
1,004,587	JPMorgan Mortgage Trust, Series 2020-4, Class A3A, 2.50%, 11/25/50, Callable 9/25/23 @ 100*(a)(b)	1,016,988
669,197	JPMorgan Mortgage Trust, Series 2017-2, Class A4, 3.00%, 5/25/47, Callable 10/25/23 @ 100*(a)(b)	678,997
10,873	Lehman Mortgage Trust, Series 2005-3, Class 1A3, 5.50%, 1/25/36, Callable 9/25/21 @ 100*	8,191
1,550,000	NewRez Warehouse Securitization Trust, Series 2021-1, Class D, 1.48% (US0001M + 140 bps), 5/25/55, Callable 5/25/24 @ 100*(a)	1,552,081
6,657	Residential Funding Mortgage Securities I, Series 2005-S7, Class A1, 5.50%, 11/25/35, Callable 9/25/21 @ 100*	6,484
13,430	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32, Callable 9/25/21 @ 100*	13,958
1,249,058	Starwood Mortgage Residential Trust, Series 2018-IMC2, Class A1, 4.12%, 10/25/48, Callable 12/25/21 @ 100*(a)(b)	1,263,360

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$76,231	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29, Callable 9/25/21 @ 100*	$79,223
1,287,071	Verus Securitization Trust, Series 2020-1, Class A1, 2.42%, 1/25/60, Callable 9/25/22 @ 100*(a)(b)	1,303,850
		10,328,771
Subprime Mortgage Backed Securities (2.1%)
49,047	Towd Point Mortgage Trust, Series 2016-1, Class A1B, 2.75%, 2/25/55, Callable 10/25/22 @ 100*(a)(b)	49,041
371,204	Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75%, 10/25/56, Callable 4/25/25 @ 100*(a)(b)	376,485
733,053	Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 4/25/57, Callable 5/25/25 @ 100*(a)(b)	742,395
602,426	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, 10/25/57, Callable 9/25/26 @ 100*(a)(b)	613,548
		1,781,469
U.S. Government Agency Mortgage Backed Securities (15.6%)
226,367	Fannie Mae, Series 2013-68, Class 10A1, 1.00%, 3/25/42	224,193
15,342	Fannie Mae, 1.70% (US0012M + 132 bps), 1/1/35, Pool #805386	15,869
104,301	Fannie Mae, Series 2012-31, Class PA, 2.00%, 4/25/41	106,112
189,378	Fannie Mae, Series 2012-51, Class EB, 2.00%, 1/25/40	191,154
170,746	Fannie Mae, Series 2012-96, Class PD, 2.00%, 7/25/41	172,598
196,399	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	200,987
1,320	Fannie Mae, 2.09% (H15T1Y + 192 bps), 12/1/22, Pool #303247	1,322
125,326	Fannie Mae, Series 2013-73, Class 10A1, 2.25%, 6/25/42	129,058
140,354	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(b)	144,921
1,498	Fannie Mae, 2.28% (H15T1Y + 216 bps), 6/1/32, Pool #725286	1,499
26,026	Fannie Mae, 2.29% (H15T1Y + 229 bps), 2/1/30, Pool #556998	25,936
90,809	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	97,069
227,065	Fannie Mae, Series 2014-1, Class AB, 3.00%, 6/25/43	235,900
874,854	Fannie Mae, Series 2018-83, Class LC, 3.00%, 11/25/48	909,755
1,748,426	Fannie Mae, Series 2003-W12, Class 3A, 3.82%, 3/25/43, Callable 9/25/21 @ 100*(b)	1,872,866
720,088	Fannie Mae, Series 2003-W14, Class 2A, 3.85%, 1/25/43, Callable 9/25/21 @ 100*(b)	753,039
533,456	Fannie Mae, Series 2003-W16, Class AF5, 4.40%, 11/25/33, Callable 9/25/21 @ 100*(b) (c)	592,895
6,239	Fannie Mae, Series 2001-W4, Class AF6, 5.11%, 1/25/32, Callable 9/25/21 @ 100*(b)(c)	6,676
2,382,095	Fannie Mae, Series 2004-W3, Class A7, 5.50%, 5/25/34, Callable 9/25/21 @ 100*	2,688,909

See notes to financial statements.

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2021	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$152	Fannie Mae, Series 1992-129, Class L, 6.00%, 7/25/22	$154
7,665	Fannie Mae, Series 2001-W2, Class AF6, 6.09%, 10/25/31, Callable 9/25/21 @ 100*(b)(c)	8,181
8,158	Fannie Mae, Series 2001-W1, Class AF6, 6.40%, 7/25/31, Callable 9/25/21 @ 100*(b)(c)	10,057
64	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	65
1,000	Fannie Mae, Series 1996-42, Class LL, 7.50%, 9/25/26	1,081
744,166	Fannie Mae Grantor Trust, Series 2003-T4, Class 2A5, 4.68%, 9/26/33, Callable 9/26/21 @ 100*(b)(c)	834,635
74,316	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	75,708
639,661	Freddie Mac, Series 4220, Class KC, 1.50%, 5/15/32	650,800
3,459	Freddie Mac, 1.77% (US0006M + 154 bps), 4/1/36, Pool #1N0148	3,593
154,147	Freddie Mac, Series 4039, Class ME, 2.00%, 12/15/40(b)	155,391
141,663	Freddie Mac, Series 3982, Class MD, 2.00%, 5/15/39	144,860
189,490	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	195,232
106,400	Freddie Mac, Series 4030, Class DA, 2.00%, 2/15/41	107,437
480,711	Freddie Mac, Series 4272, Class YG, 2.00%, 11/15/26	488,860
164,845	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	168,896
17,073	Freddie Mac, Series 3890, Class BA, 2.50%, 11/15/40	17,237
206,410	Freddie Mac, Series 3913, Class PC, 2.50%, 3/15/41	210,873
274,122	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	281,996
5,088	Freddie Mac, Series 4017, Class MA, 3.00%, 3/15/41	5,096
512,205	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	543,989
350,622	Freddie Mac, Series T-67, Class 1A1C, 3.01%, 3/25/36, Callable 9/25/21 @ 100*(b)	377,205
3,037	Freddie Mac, 4.00%, 9/1/33, Pool #N31025	3,254
241	Freddie Mac, Series 3688, Class HQ, 6.00%, 11/15/21	242
209	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23, Callable 9/15/21 @ 100*	215
214	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22, Callable 9/15/21 @ 100*	218
185	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22, Callable 9/15/21 @ 100*	189
8,552	Government National Mortgage Assoc., 1.87% (H15T1Y + 150 bps), 5/20/34, Pool #80916	8,811
632	Government National Mortgage Assoc., 2.00% (H15T1Y + 150 bps), 1/20/23, Pool #8123	637
1,608	Government National Mortgage Assoc., 2.00% (H15T1Y + 150 bps), 1/20/25, Pool #8580	1,644
858	Government National Mortgage Assoc., 2.00% (H15T1Y + 150 bps), 3/20/26, Pool #8832	867

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$1,338	Government National Mortgage Assoc., 2.00% (H15T1Y + 150 bps), 3/20/29, Pool #80263	$1,357
338,699	Government National Mortgage Assoc., Series 2013-69, 2.00%, 9/20/42	352,971
1,638	Government National Mortgage Assoc., 2.13% (H15T1Y + 150 bps), 12/20/27, Pool #80141	1,700
4,580	Government National Mortgage Assoc., 2.13% (H15T1Y + 150 bps), 11/20/29, Pool #876947	4,619
102	Government National Mortgage Assoc., 2.50% (H15T1Y + 150 bps), 12/20/21, Pool #8889	102
2,555	Government National Mortgage Assoc., 2.50% (H15T1Y + 150 bps), 1/20/25, Pool #8585	2,621
80	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	90
46	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	49
26	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	26
161	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	163
		13,031,879
Total Mortgage Backed Securities (Cost $29,315,632)		29,504,631

Corporate Bonds (15.7%)
Aerospace & Defense (1.3%)
920,000	Boeing Co. (The), 7.95%, 8/15/24	1,099,721
Banks (4.9%)
1,450,000	Bank of America Corp., 3.55% (US0003M + 78 bps), 3/5/24, Callable 3/5/23 @ 100 *	1,514,158
1,500,000	Mizuho Financial Group, Inc., 2.95%, 2/28/22	1,519,860
1,000,000	Mizuho Financial Group, Inc., 3.55%, 3/5/23	1,047,123
		4,081,141
Capital Markets (0.0%)
2,000,000	Lehman Brothers Holdings, Inc., 6.00%, 7/19/12, MTN (e)	13,600
Oil, Gas & Consumable Fuels (6.6%)
2,515,000	HollyFrontier Corp., 2.63%, 10/1/23	2,594,671
900,000	ONEOK, Inc., 2.20%, 9/15/25, Callable 8/15/25 @ 100 *	925,354
1,915,000	ONEOK, Inc., 2.75%, 9/1/24, Callable 8/1/24 @ 100 *	2,008,321
		5,528,346
Tobacco (2.9%)
2,150,000	Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 *	2,432,209
Total Corporate Bonds (Cost $13,709,228).		13,155,017

Taxable Municipal Bonds (2.0%)
Georgia (2.0%)
1,545,000	State of Georgia, Build America Bonds, GO, Series H, 4.50%, 11/1/25. .	1,675,762
Total Taxable Municipal Bonds (Cost $1,643,815)		1,675,762

U.S. Government Agency Securities (2.7%)
Federal Farm Credit Banks
1,000,000	1.23%, 9/10/29, Callable 9/14/21 @ 100 *	987,746
Federal Home Loan Banks
1,240,000	0.40%, 8/26/26, Callable 11/26/21 @ 100 *(b)	1,240,472
Total U.S. Government Agency Securities (Cost $2,240,000)		2,228,218

See notes to financial statements.

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2021	Concluded

Shares or Principal Amount	Security Description	Value
U.S. Treasury Obligations (9.3%)
U.S. Treasury Notes
$4,169,000	0.50%, 2/28/26	$4,131,544
3,500,000	1.50%, 10/31/24	3,617,852
Total U.S. Treasury Obligations (Cost $7,575,347)		7,749,396

Investment in Affiliates (5.1%)
4,256,770	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(f)	4,256,770
Total Investment in Affiliates (Cost $4,256,770)		4,256,770

Total Investments (Cost $85,229,191)(g) - 101.8%		85,088,342
Liabilities in excess of other assets — (1.8)%		(1,539,133)
Net Assets - 100.0%		$83,549,209

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2021.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2021.
(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2021, illiquid securities were 0.9% of the Fund’s net assets.
(e)	Issuer has defaulted on the payment of interest.
(f)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2021.
(g)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

12MTA	12 Month Treasury Average
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
US0001M	1 Month US Dollar LIBOR
US0003M	3 Month US Dollar LIBOR
US0006M	6 Month US Dollar LIBOR
US0012M	12 Month US Dollar LIBOR

See notes to financial statements.

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2021

Shares or Principal Amount	Security Description	Value
Asset Backed Securities (11.5%)
$245,008	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4, Class A, 3.50%, 1/28/55, Callable 9/28/21 @ 100*(a)(b)	$249,624
365,583	CLI Funding VI LLC, Series 2020-3A, Class A, 2.07%, 10/18/45, Callable 11/18/22 @ 100*(b)	369,859
313,625	DB Master Finance LLC, Series 2017-1A, Class A2I, 3.63%, 11/20/47, Callable 11/20/21 @ 100*(b)	315,707
274,313	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.66%, 4/25/51, Callable 10/25/25 @ 100*(b)	285,068
289,156	Longtrain Leasing III LLC, Series 2015-1A, Class A2, 4.06%, 1/15/45, Callable 1/15/25 @ 100*(b)	293,758
175,000	Sabey Data Center Issuer LLC, Series 2020-1, Class A2, 3.81%, 4/20/45, Callable 11/20/23 @ 100*(b)	186,026
257,933	Textainer Marine Containers VII, Ltd., Series 2A, Class A, 2.23%, 4/20/46, Callable 4/20/23 @ 100*(b)	260,895
300,000	Vantage Data Centers LLC, Series 2020-1A, Class A2, 1.65%, 9/15/45, Callable 9/15/23 @ 100*(b)	300,404
275,293	VR Funding LLC, Series 2020-1A, Class A, 2.79%, 11/15/50, Callable 11/15/23 @ 100*(b)	276,399
236,250	Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, 6/15/49, Callable 3/15/24 @ 100*(b)	250,992
153,852	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.10%, 5/15/46, Callable 5/15/29 @ 100*(b)	157,631
	Total Asset Backed Securities (Cost $2,914,814)	2,946,363

Mortgage Backed Securities† (18.2%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.4%)
87,515	Bear Stearns Alternative-A Trust, Series 2005-7, Class 11A1, 0.62% (US0001M + 54 bps), 8/25/35, Callable 9/25/21 @ 100*	87,998
Alt-A - Fixed Rate Mortgage Backed Securities (1.9%)
51,925	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35, Callable 9/25/21 @ 100*	45,424
3,228	Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.25%, 3/25/35, Callable 9/25/21 @ 100*	3,172
9,878	Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1A1, 6.00%, 5/25/34, Callable 9/25/21 @ 100*	10,197
69,260	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37, Callable 11/25/21 @ 100*	44,249
49,351	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 4.93%, 6/25/36, Callable 9/25/21 @ 100*(a)	49,343
8,703	Master Alternative Loans Trust, Series 2004-1, Class 4A1, 5.50%, 2/25/34, Callable 9/25/21 @ 100*	8,996
3,768	Master Alternative Loans Trust, Series 2004-13, Class 12A1, 5.50%, 12/25/19, Callable 9/25/21 @ 100*	3,578

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$11,451	Master Alternative Loans Trust, Series 2004-4, Class 1A1, 5.50%, 5/25/34, Callable 9/25/21 @ 100*	$11,802
153	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20, Callable 12/25/24 @ 100*	151
27,029	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34, Callable 9/25/21 @ 100*	28,194
16,986	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34, Callable 9/25/21 @ 100*	17,763
7,079	Master Alternative Loans Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33, Callable 9/25/21 @ 100*	7,480
14,398	Master Alternative Loans Trust, Series 2004-4, Class 8A1, 6.50%, 5/25/34, Callable 9/25/21 @ 100*	14,984
26,233	Master Alternative Loans Trust, Series 2004-6, Class 6A1, 6.50%, 7/25/34, Callable 9/25/21 @ 100*	27,759
3,474	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 5.36%, 2/25/35, Callable 9/25/21 @ 100*(a)(c)	3,560
24,712	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 5.48%, 5/25/35, Callable 9/25/21 @ 100*(a)(c)	16,339
844	Nomura Asset Acceptance Corp., Series 2005-WF1, Class 2A5, 5.66%, 3/25/35, Callable 9/25/21 @ 100*(a)(c)	857
85,098	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36, Callable 9/25/21 @ 100*(a)	26,684
37,517	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 3.38%, 10/25/40, Callable 9/25/21 @ 100*(a)(b)	28,779
2	Residential Accredit Loans, Inc., Series 2003-QS18, Class A1, 5.00%, 9/25/18, Callable 9/25/21 @ 100*	2
2,109	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.75%, 12/25/21, Callable 9/25/21 @ 100*	2,002
9,334	Residential Accredit Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36, Callable 9/25/21 @ 100*	8,918
23,749	Residential Accredit Loans, Inc., Series 2006-QS12, Class 1A2, 6.50%, 9/25/36, Callable 9/25/21 @ 100*	15,643
38,976	Residential Asset Securitization Trust, Series 2005-A14, Class A5, 5.50%, 12/25/35, Callable 7/25/22 @ 100*	27,731
43,302	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 8/25/36, Callable 11/25/25 @ 100*	37,440
44,132	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-6, Class 1CB, 6.50%, 8/25/35, Callable 9/25/21 @ 100*	44,145
		485,192

See notes to financial statements.

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2021	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities (3.3%)
$5,979	Bank of America Funding Corp., Series 2004-B, Class 5A1, 2.78%, 11/20/34, Callable 9/20/21 @ 100*(a)	$6,037
4,506	Bear Stearns Mortgage Trust, Series 2004-9, Class 12A3, 2.74%, 11/25/34, Callable 9/25/21 @ 100*(a)	4,811
1,831	Bear Stearns Mortgage Trust, Series 2003-7, Class 4A, 2.75%, 10/25/33, Callable 9/25/21 @ 100*(a)	1,972
10,758	Countrywide Home Loans, Series 2004-2, Class 2A1, 2.65%, 2/25/34, Callable 9/25/21 @ 100*(a)	10,294
1,478	Countrywide Home Loans, Series 2004-12, Class 10A1, 2.70%, 8/25/34, Callable 9/25/21 @ 100*(a)	1,501
10,234	HomeBanc Mortgage Trust, Series 2006-1, Class 1A1, 2.02%, 4/25/37, Callable 9/25/21 @ 100*(a)	9,217
19,458	JPMorgan Mortgage Trust, Series 2005-A1, Class 3A4, 2.65%, 2/25/35, Callable 9/25/21 @ 100*(a)	19,294
3,615	JPMorgan Mortgage Trust, Series 2006-A2, Class 2A1, 2.75% (US0003M + 101 bps), 4/25/36, Callable 9/25/21 @ 100*	3,559
196,388	JPMorgan Mortgage Trust, Series 2005-A6, Class 3A3, 3.20%, 9/25/35, Callable 9/25/21 @ 100*(a)	201,108
17,788	JPMorgan Mortgage Trust, Series 2006-A6, Class 1A4L, 3.27%, 10/25/36, Callable 9/25/21 @ 100*(a)	15,293
249,727	LSTAR Securities Investment, Ltd., Series 2019-4, Class A1, 2.60% (US0001M + 150 bps), 5/1/24(b)	247,870
100,000	Mello Warehouse Securitization Trust, Series 2020-2, Class C, 1.38% (US0001M + 130 bps), 11/25/53, Callable 12/25/23 @ 100*(b)	99,705
229,774	WinWater Mortgage Loan Trust, Series 2014-1, Class A1, 3.85%, 6/20/44, Callable 7/20/22 @ 100*(a)(b)	231,791
		852,452
Prime Fixed Mortgage Backed Securities (4.1%)
3,486	American Home Mortgage Investment Trust, Series 2005-2, Class 5A1, 5.56%, 9/25/35, Callable 9/25/21 @ 100*(a)(c)	3,369
209,791	Angel Oak Mortgage Trust, Series 2019-5, Class A1, 2.59%, 10/25/49, Callable 10/25/21 @ 100*(a)(b)	210,168
13,610	Chase Mortgage Finance Corp., Series 2007-S2, Class 2A1, 5.50%, 3/25/37, Callable 9/25/21 @ 100*	8,874
5,740	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	6,089
7,474	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A3, 6.75%, 7/25/34, Callable 9/25/21 @ 100*	7,849
3,187	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33, Callable 9/25/21 @ 100*	3,244
1,131	Countrywide Home Loans, Series 2004-J6, Class 1A2, 5.25%, 8/25/24, Callable 9/25/21 @ 100*	1,134

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$7,019	Countrywide Home Loans, Series 2005-29, Class A1, 5.75%, 12/25/35, Callable 9/25/21 @ 100*	$4,988
4,023	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 4A1, 5.00%, 12/31/99, Callable 9/25/21 @ 100*	4,058
10,627	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33, Callable 9/25/21 @ 100*	10,969
3,544	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33, Callable 9/25/21 @ 100*	3,695
247,279	Flagstar Mortgage Trust, Series 2021-4, Class A5, 2.50%, 6/1/51, Callable 6/25/45 @ 100*(a)(b)	253,200
14,679	Flagstar Mortgage Trust, Series 2019-2, Class A3, 3.50%, 12/25/49, Callable 5/25/24 @ 100*(a) (b)	14,693
38,124	Galton Funding Mortgage Trust, Series 2017-1, Class A21, 3.50%, 7/25/56, Callable 4/25/23 @ 100*(a)(b)	38,542
215,789	GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3, Class A14, 3.00%, 10/25/50, Callable 9/25/24 @ 100*(a)(b)	219,683
159,902	GSR Mortgage Loan Trust, Series 2004-13F, Class 2A1, 4.25%, 11/25/34, Callable 9/25/21 @ 100*	161,832
106	GSR Mortgage Loan Trust, Series 2004-10F, Class 2A4, 5.00%, 8/25/19, Callable 9/25/21 @ 100*	106
618	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32, Callable 9/25/21 @ 100*	655
17,891	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34, Callable 3/25/25 @ 100*	19,027
1,423	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34, Callable 9/25/21 @ 100*	1,444
30,119	Residential Asset Mortgage Products, Inc., Series 2005-SL2, Class A3, 7.00%, 2/25/32, Callable 12/25/24 @ 100*	27,755
19,323	Sequoia Mortgage Trust, Series 2017-2, Class A4, 3.50%, 2/25/47, Callable 3/25/23 @ 100*(a) (b)	19,320
9,459	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29, Callable 9/25/21 @ 100*	9,830
75	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30, Callable 9/28/21 @ 100*	78
822	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-S11, Class 1A, 5.00%, 11/25/33, Callable 9/25/21 @ 100*	851
580	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A, 7.00%, 3/25/34, Callable 5/25/28 @ 100*	622
		1,032,075
Subprime Mortgage Backed Securities (0.8%)
61,033	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, 1/25/58, Callable 7/25/24 @ 100*(a)(b)	62,383

See notes to financial statements.

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2021	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Subprime Mortgage Backed Securities, continued:
$143,909	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58, Callable 11/25/25 @ 100*(a)(b)	$148,205
		210,588
U.S. Government Agency Mortgage Backed Securities (7.7%)
28,296	Fannie Mae, Series 2013-68, Class 10A1, 1.00%, 3/25/42	28,024
39	Fannie Mae, Series 1992-45, Class F, 1.05% (T7Y ), 4/25/22	39
1,505	Fannie Mae, 1.98% (US0012M + 162 bps), 9/1/33, Pool #739372	1,517
153,207	Fannie Mae, Series 2012-30, Class BA, 2.00%, 6/25/41	157,657
52,988	Fannie Mae, Series 2012-8, Class KA, 2.00%, 6/25/41	53,675
32,733	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	33,498
1,839	Fannie Mae, 2.23% (US0012M + 186 bps), 1/1/37, Pool #906675	1,842
56,142	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(a)	57,968
83,945	Fannie Mae, Series 2010-100, Class LA, 2.50%, 7/25/40	87,836
85,957	Fannie Mae, Series 2014-61, Class P, 2.50%, 7/25/44	89,590
78,936	Fannie Mae, Series 2015-12, Class PC, 2.50%, 7/25/44	80,245
83,998	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	89,788
151,602	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	160,223
223,999	Fannie Mae, Series 2018-M12, Class A1, 3.55%, 2/25/30	250,549
109	Fannie Mae, 6.00%, 4/1/35, Pool #735503	125
730	Fannie Mae, Series 2001-55, Class PC, 6.50%, 10/25/31	839
10,050	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42, Callable 9/25/21 @ 100*	12,052
385	Fannie Mae, Series 2002-T1, Class A3, 7.50%, 11/25/31, Callable 9/25/21 @ 100*	449
124	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	125
8	Freddie Mac, Series 1222, Class P, 0.82% (T10Y - 40 bps), 3/15/22, Callable 9/15/21 @ 100*	8
18,579	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	18,927
89,515	Freddie Mac, Series 4220, Class KC, 1.50%, 5/15/32	91,074
10,297	Freddie Mac, Series 3936, Class LA, 2.00%, 6/15/40	10,320
74,093	Freddie Mac, Series 4076, Class QC, 2.00%, 11/15/41	75,323
91,497	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	93,745
65,249	Freddie Mac, Series 4461, Class EA, 2.00%, 7/15/37	66,551
226,049	Freddie Mac, Series 3908, Class B, 2.50%, 6/15/39	237,507
49,799	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	51,229

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$71,518	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	$75,809
22,105	Freddie Mac, Series 4332, Class NH, 3.00%, 9/15/43	22,426
9,982	Freddie Mac, 5.37% (H15T1Y + 228 bps), 8/1/34, Pool #755230	10,083
3	Freddie Mac, Series 1136, Class H, 6.00%, 9/15/21, Callable 9/15/21 @ 100*	3
342	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22, Callable 9/15/21 @ 100*	350
606	Freddie Mac, Series 1714, Class K, 7.00%, 4/15/24, Callable 9/15/21 @ 100*	642
884	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26, Callable 9/15/21 @ 100*	985
204	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22, Callable 9/15/21 @ 100*	207
506	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22, Callable 9/15/21 @ 100*	515
82	Government National Mortgage Assoc., Series 2013-104, Class DC, 2.00%, 4/20/40	82
72,578	Government National Mortgage Assoc., Series 2013-69, 2.00%, 9/20/42	75,637
5,337	Government National Mortgage Assoc., Series 2010-69, Class MC, 2.50%, 4/20/40	5,346
4,051	Government National Mortgage Assoc., Series 2010-98, Class CH, 3.00%, 10/20/39	4,063
21,247	Government National Mortgage Assoc., Series 2010-98, Class MG, 3.00%, 8/20/39	21,640
4,278	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	4,294
51	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	56
241	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	254
37	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	40
14	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	14
970	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	1,044
2,975	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	3,238
		1,977,453
Total Mortgage Backed Securities (Cost $4,619,393)		4,645,758

Corporate Bonds (28.7%)
Aerospace & Defense (1.9%)
450,000	Boeing Co. (The), 3.25%, 2/1/28, Callable 12/1/27 @ 100 *	482,821
Airlines (1.1%)
241,144	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.88%, 4/15/29	269,031
Banks (3.3%)
510,000	Bank of America Corp., 3.55% (US0003M + 78 bps), 3/5/24, Callable 3/5/23 @ 100 *	532,566
290,000	Wells Fargo & Co., 3.00%, 10/23/26	313,592
		846,158
Capital Markets (1.2%)
290,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100 *	315,736

See notes to financial statements.

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2021	Continued

Shares or Principal Amount	Security Description	Value
Corporate Bonds, continued:
Diversified Financial Services (1.3%)
$300,000	National Rural Utilities Cooperative Finance Corp., 3.25%, 11/1/25, Callable 8/1/25 @ 100 *	$325,673
Electric Utilities (1.2%)
275,000	Entergy Mississippi LLC, 3.25%, 12/1/27, Callable 9/1/27 @ 100 *	298,495
Entertainment (2.1%)
215,000	The Walt Disney Co., 2.00%, 9/1/29, Callable 6/1/29 @ 100 *	219,238
300,000	Walt Disney Co. (The), 3.35%, 3/24/25	325,500
		544,738
Equity Real Estate Investment Trusts (0.5%)
121,641	JBG/Rockville NCI Campus LLC, Series 2010-A, 3.90%, 7/15/23 (b)	123,376
Food Products (1.3%)
300,000	Mars, Inc., 3.20%, 4/1/30, Callable 1/1/30 @ 100 *(b)	331,892
Health Care Providers & Services (2.6%)
225,000	Ascension Health, Series B, 2.53%, 11/15/29, Callable 8/15/29 @ 100 *	238,089
370,000	Sutter Health, 3.70%, 8/15/28, Callable 5/15/28 @ 100 *	416,754
		654,843
Hotels, Restaurants & Leisure (1.8%)
425,000	Hyatt Hotels Corp., 4.38%, 9/15/28, Callable 6/15/28 @ 100 *	464,857
Household Durables (1.7%)
400,000	Harman International Industries, Inc., 4.15%, 5/15/25, Callable 2/15/25 @ 100 *	441,050
Insurance (1.2%)
300,000	Jackson National Life Global Funding, 2.65%, 6/21/24 (b)	314,846
Internet & Direct Marketing Retail (1.4%)
335,000	Expedia Group, Inc., 3.80%, 2/15/28, Callable 11/15/27 @ 100 *	362,530
Multiline Retail (1.0%)
235,000	Target Corp., 2.25%, 4/15/25, Callable 3/15/25 @ 100 *	247,082
Oil, Gas & Consumable Fuels (1.5%)
380,000	HollyFrontier Corp., 2.63%, 10/1/23	392,038
Semiconductors & Semiconductor Equipment (2.1%)
475,000	Broadcom, Inc., 4.15%, 11/15/30, Callable 8/15/30 @ 100 *	534,401
Technology Hardware, Storage & Peripherals (1.5%)
350,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100 *	387,242
Total Corporate Bonds (Cost $7,146,918)		7,336,809

Taxable Municipal Bonds (19.7%)
Alabama (1.2%)
300,000	The Water Works Board City of Birmingham Revenue, 2.60%, 1/1/27	323,689
Arizona (1.0%)
250,000	City of Glendale Arizona, Certificate participation, 0.90%, 7/1/24	251,458
California (2.5%)
600,000	Riverside Unified School District, GO, 2.27%, 2/1/25	632,033
Colorado (1.2%)
150,000	Colorado Housing and Finance Authority Revenue, Series I-1, Class I, 0.86%, 11/1/23, GNMA: GOV. NATL MTGE ASSOCIATION	150,767

Shares or Principal Amount	Security Description	Value
Taxable Municipal Bonds, continued:
Colorado, continued:
$150,000	Colorado Housing and Finance Authority Revenue, Series I-1, Class I, 1.11%, 5/1/25, GNMA: GOV. NATL MTGE ASSOCIATION	$150,480
		301,247
Georgia (1.0%)
250,000	State of Georgia, Build America Bonds, GO, Series H, 4.50%, 11/1/25	271,159
New York (2.5%)
300,000	New York City Housing Development Corp. Revenue, Series L, 2.84%, 11/1/28, Continuously Callable @100	318,625
300,000	New York City Transitional Finance Authority Revenue, 2.63%, 11/1/29	323,578
		642,203
Rhode Island (1.7%)
400,000	Rhode Island Convention Center Authority Revenue, 3.15%, 5/15/25	431,255
Texas (3.2%)
500,000	Austin Community College District Revenue, 0.93%, 2/1/25	501,108
300,000	Midland County Fresh Water Supply District No. 1 Revenue, 2.37%, 9/15/26	318,996
		820,104
Utah (1.2%)
300,000	Utah Transit Authority Revenue, 2.04%, 12/15/31, Continuously Callable @100	306,971
Virginia (1.1%)
275,000	Virginia Housing Development Authority Revenue, Series F, 1.65%, 7/1/26, HUD: US DEPT OF HSG AND URBAN DEV	280,335
Washington (1.2%)
300,000	Pierce County School District No. 10 Tacoma, GO, 0.53%, 12/1/23, SCH BD GTY	301,394
Wisconsin (1.9%)
465,000	Public Financial Authority Wisconsin Revenue, 4.45%, 10/1/25, Insured by: AGC	480,004
Total Taxable Municipal Bonds (Cost $4,881,304)		5,041,852

U.S. Government Agency Securities (2.1%)
Federal Home Loan Banks
250,000	0.63%, 8/16/28, Callable 11/16/21 @ 100 *(a)	249,545
285,000	1.30%, 3/17/27, Callable 9/17/21 @ 100 *	285,135
Total U.S. Government Agency Securities (Cost $535,000)		534,680

U.S. Treasury Obligations (13.5%)
U.S. Treasury Notes
2,193,000	2.00%, 4/30/24	2,290,400
1,082,000	2.25%, 2/15/27	1,163,065
Total U.S. Treasury Obligations (Cost $3,438,611)		3,453,465

Investment in Affiliates (5.8%)
1,478,458	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(d)	1,478,458
Total Investment in Affiliates (Cost $1,478,458)		1,478,458

Total Investments (Cost $25,014,498)(e) - 99.5%		25,437,385
Other assets in excess of liabilities — 0.5%		123,729
Net Assets - 100.0%		$25,561,114

See notes to financial statements.

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2021	Concluded

(a)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2021.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2021.
(d)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2021.
(e)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

AGC	Assured Guaranty Corporation
GNMA	Government National Mortgage Association
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
SCH BD GTY	School Board Guaranty
T10Y	10 Year Treasury Constant Maturity Rate
T7Y	7 Year Treasury Constant Maturity Rate
US0001M	1 Month US Dollar LIBOR
US0003M	3 Month US Dollar LIBOR
US0012M	12 Month US Dollar LIBOR

See notes to financial statements.

Schedule of Portfolio Investments	Bond Fund
August 31, 2021

Shares or
Principal
Amount	Security Description	Value
Asset Backed Securities (11.8%)
$825,000	Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.94%, 8/15/46, Callable 8/15/24 @ 100*(a)	$828,849
603,476	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4, Class A, 3.50%, 1/28/55, Callable 9/28/21 @ 100*(a)(b)	614,845
20,419	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC7, Class A1, 5.50%, 1/25/34, Callable 9/25/21 @ 100*(b)(c)	20,607
590,174	BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class B, 3.78%, 9/26/33, Callable 4/25/26 @ 100*(a)	615,429
1,100,000	CoreVest American Finance Trust, Series 2021-2, Class B, 2.38%, 7/15/54(a)	1,097,264
965,000	DB Master Finance LLC, Series 2017-1A, Class A2I, 3.63%, 11/20/47, Callable 11/20/21 @ 100*(a)	971,408
838,062	Longtrain Leasing III LLC, Series 2015-1A, Class A2, 4.06%, 1/15/45, Callable 1/15/25 @ 100*(a)	851,401
3	RAAC, Series 2004-SP1, Class AI4, 5.29%, 8/25/27, Callable 9/25/21 @ 100*(b)	3
415,000	Sabey Data Center Issuer LLC, Series 2020-1, Class A2, 3.81%, 4/20/45, Callable 11/20/23 @ 100*(a)	441,147
926,250	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.54%, 2/25/44, Callable 2/25/23 @ 100*(a)	977,743
29,075	Structured Asset Securities Corp., Series 2003-AL2, Class A, 3.36%, 1/25/31, Callable 9/25/21 @ 100*(a)	29,002
389,000	Taco Bell Funding LLC, Series 2018-1A, Class A2II, 4.94%, 11/25/48, Callable 11/25/25 @ 100*(a)	433,365
914,192	Textainer Marine Containers VIII, Ltd., Series 2A-A, Class A, 2.10%, 9/20/45, Callable 9/20/22 @ 100*(a)	928,356
1,002,531	TIF Funding II LLC, Series 2021-1A, Class A, 1.65%, 2/20/46, Callable 2/20/23 @ 100*(a)	993,908
964,583	Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.86%, 3/20/46, Callable 4/20/23 @ 100*(a)	966,135
497,003	TRP-TRIP Rail Master Funding LLC, Series 2021-2, Class A, 2.15%, 6/19/51, Callable 6/17/22 @ 100*(a)	500,009
244,662	UBS Commercial Mortgage Trust, Series 2018-C10, Class A1, 3.18%, 5/15/51, Callable 3/15/23 @ 100*	249,354
1,134,000	Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, 6/15/49, Callable 3/15/24 @ 100*(a)	1,204,762
674,962	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.10%, 5/15/46, Callable 5/15/29 @ 100*(a)	691,541
530,000	ZAXBY’S Funding LLC, Series 2021-1A, Class A2, 3.24%, 7/30/51, Callable 7/30/25 @ 100*(a)	544,085
Total Asset Backed Securities (Cost$12,857,267)		12,959,213

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities† (15.9%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.3%)
$282,332	Bear Stearns Alternative-A Trust, Series 2005-7, Class 11A1, 0.62% (US0001M + 54 bps), 8/25/35, Callable 9/25/21 @ 100*	$283,889
62,073	Bear Stearns Alternative-A Trust, Series 2006-6, Class 32A1, 3.06%, 11/25/36, Callable 5/25/25 @ 100*(b)	41,181
5,878	JPMorgan Alternative Loan Trust, Series 2006-S4, Class A6, 6.21%, 12/25/36, Callable 9/25/21 @ 100*(b)(c)	5,981
		331,051
Alt-A - Fixed Rate Mortgage Backed Securities (1.6%)
10,013	Bank of America Alternative Loan Trust, Series 2006-4, Class CB1, 6.50%, 5/25/46, Callable 9/25/21 @ 100*	9,989
31,155	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35, Callable 9/25/21 @ 100*	27,255
22,018	Chaseflex Trust, Series 2007-1, Class 1A3, 6.50%, 2/25/37, Callable 9/25/21 @ 100*	11,985
50,786	Countrywide Alternative Loan Trust, Series 2005- 46CB, Class A3, 5.50%, 10/25/35, Callable 9/25/21 @ 100*	46,868
6,966	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36, Callable 9/25/21 @ 100*	6,652
7,362	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34, Callable 9/25/21 @ 100*	7,601
24,523	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 1A4, 6.00%, 4/25/36, Callable 9/25/21 @ 100*	16,794
159,117	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A7, 6.00%, 5/25/37, Callable 9/25/21 @ 100*	104,839
182,136	Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A4, 6.25%, 12/25/36, Callable 4/25/22 @ 100*	114,757
525	Master Alternative Loans Trust, Series 2003-8, Class 3A1, 5.50%, 12/25/33, Callable 9/25/21 @ 100*	525
1,559	Master Alternative Loans Trust, Series 2004-13, Class 8A1, 5.50%, 1/25/25, Callable 9/25/21 @ 100*	1,414
17,348	Master Alternative Loans Trust, Series 2005-3, Class 1A1, 5.50%, 4/25/35, Callable 10/25/26 @ 100*	17,479
42,794	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34, Callable 9/25/21 @ 100*	43,447
33,787	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34, Callable 9/25/21 @ 100*	35,242
16,986	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34, Callable 9/25/21 @ 100*	17,763
16,513	Master Alternative Loans Trust, Series 2005-3, Class 7A1, 6.00%, 4/25/35, Callable 12/25/27 @ 100*	16,452
1,990	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33, Callable 9/25/21 @ 100*	2,066

See notes to financial statements.

Schedule of Portfolio Investments	Bond Fund
August 31, 2021	Continued

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$8,921	Master Alternative Loans Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34, Callable 9/25/21 @ 100*	$9,054
963,115	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A3, 3.96%, 8/15/46, Callable 5/15/23 @ 100*	997,215
13,334	Residential Accredit Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36, Callable 9/25/21 @ 100*	12,740
191,552	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35, Callable 9/25/21 @ 100*	153,587
112,704	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36, Callable 10/25/21 @ 100*	70,234
		1,723,958
Prime Adjustable Rate Mortgage Backed Securities (3.5%)
500,000	GS Mortgage-Backed Securities Trust, Series 2021-GR2, Class A6, 2.50%, 2/25/52, Callable 9/25/33 @ 100*(a)(b)	512,390
1,058,873	GS Mortgage-Backed Securities Trust, Series 2021-PJ7, Class A8, 2.50%, 1/25/52, Callable 12/25/42 @ 100*(a)(b)	1,079,397
135,515	JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4, 2.56%, 8/25/35, Callable 9/25/21 @ 100*(b)	137,365
4,324	JPMorgan Mortgage Trust, Series 2006-A4, Class 3A1, 2.97%, 6/25/36, Callable 9/25/21 @ 100*(b)	3,555
1,189,176	LSTAR Securities Investment, Ltd., Series 2019-4, Class A1, 2.60% (US0001M + 150 bps), 5/1/24(a)	1,180,334
500,000	Mello Warehouse Securitization Trust, Series 2021-1, Class A, 0.79% (US0001M + 70 bps), 2/25/55, Callable 2/25/24 @ 100*(a)	500,000
150,000	Mello Warehouse Securitization Trust, Series 2021-1, Class 21-C, 1.19% (US0001M + 110 bps), 2/25/55, Callable 2/25/24 @ 100*(a)	149,724
270,000	Mello Warehouse Securitization Trust, Series 2020-2, Class C, 1.38% (US0001M + 130 bps), 11/25/53, Callable 12/25/23 @ 100*(a)	269,203
14,156	MLCC Mortgage Investors, Inc., Series 2004-HB1, Class A3, 1.92%, 4/25/29, Callable 9/25/21 @ 100*(b)	13,868
4,125	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-5, Class 4A1, 2.73%, 6/25/36, Callable 9/25/21 @ 100*(b)	3,189
		3,849,025
Prime Fixed Mortgage Backed Securities (2.4%)
557,459	Arroyo Mortgage Trust, Series 2019-3, Class A1, 2.96%, 10/25/48, Callable 7/25/22 @ 100*(a)(b)	565,241
2,863	Chase Mortgage Finance Corp., Series 2002-S4, Class A23, 6.25%, 3/25/32, Callable 9/25/21 @ 100*	2,359
123,081	Chaseflex Trust, Series 2006-2, Class A5, 4.45%, 9/25/36, Callable 9/25/21 @ 100*(b)	123,649
15,611	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	16,559

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$2,000	Countrywide Home Loans, Series 2004-8, Class 1A3, 5.50%, 7/25/34, Callable 9/25/21 @ 100*	$2,017
29,998	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35, Callable 9/25/21 @ 100*	30,472
3,829	Countrywide Home Loans, Series 2004-18, Class A1, 6.00%, 10/25/34, Callable 9/25/21 @ 100*	3,952
3,921	Countrywide Home Loans, Series 2004-21, Class A10, 6.00%, 11/25/34, Callable 9/25/21 @ 100*	4,090
73,538	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37, Callable 9/25/21 @ 100*	46,576
93,618	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 3A1, 6.00%, 10/25/35, Callable 9/25/21 @ 100*	41,120
111	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	116
48,931	Flagstar Mortgage Trust, Series 2019-2, Class A3, 3.50%, 12/25/49, Callable 5/25/24 @ 100*(a)(b)	48,976
1,576	GMAC Mortgage Corp. Loan Trust, Series 2003-GH2, Class A4, 5.50%, 10/25/33, Callable 9/25/21 @ 100*(b)(c)	1,635
17,040	JPMorgan Mortgage Trust, Series 2006-A2, Class 3A2, 2.56%, 4/25/36, Callable 9/25/21 @ 100*(b)	15,596
21,485	JPMorgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34, Callable 9/25/21 @ 100*	21,485
940,385	Mello Mortgage Capital Acceptance Trust, Series 2021-MTG2, Class A10, 2.50%, 6/1/51, Callable 5/25/33 @ 100*(a)(b)	963,233
22,445	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34, Callable 3/25/25 @ 100*	23,871
4,169	Nomura Asset Acceptance Corp., Series 2003-A1, Class A2, 6.00%, 5/25/33, Callable 9/25/21 @ 100*	4,216
104,637	RAAC, Series 2004-SP2, Class A22, 6.00%, 1/25/32, Callable 9/25/21 @ 100*	104,070
36,782	TBW Mortgage Backed Pass-Through Certificates, Series 2006-2, Class 7A1, 7.00%, 7/25/36, Callable 9/25/21 @ 100*	7,358
196,548	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-3, Class 1CB5, 5.50%,5/25/35, Callable 9/25/21 @ 100*	195,979
5,484	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 4A, 6.00%, 6/25/34, Callable 9/25/21 @ 100*	5,769
52,076	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A, 7.00%, 3/25/34, Callable 5/25/28 @ 100*	55,898
178,634	Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class A1, 3.50%, 7/25/49, Callable 9/25/23 @ 100*(a)(b)	180,262
30,122	Wells Fargo Mortgage Backed Securities Trust, Series 2019-4, Class A3, 3.50%, 9/25/49, Callable 5/25/23 @ 100*(a)(b)	30,109

See notes to financial statements.

Schedule of Portfolio Investments	Bond Fund
August 31, 2021	Continued

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$167,810	WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/45, Callable 10/20/21 @ 100*(a)(b)	$170,101
		2,664,709
Subprime Mortgage Backed Securities (0.9%)
367,480	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, 10/25/57, Callable 9/25/26 @ 100*(a)(b)	374,264
162,754	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, 1/25/58, Callable 7/25/24 @ 100*(a)(b)	166,355
407,743	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58, Callable 11/25/25 @ 100*(a)(b)	419,915
		960,534
U.S. Government Agency Mortgage Backed Securities (7.2%)
138,627	Fannie Mae, Series 2010-102, Class PE, 2.00%, 9/25/40	142,321
247,657	Fannie Mae, Series 2012-111, Class EC, 2.00%, 12/25/41	254,148
362,182	Fannie Mae, Series 2012-30, Class BA, 2.00%, 6/25/41	372,700
344,672	Fannie Mae, Series 2012-83, Class AH, 2.00%, 11/25/41	352,593
176,759	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	180,889
154,911	Fannie Mae, Series 2013-23, Class AB, 2.00%, 2/25/43	160,233
602,220	Fannie Mae, Series 2020-54, Class TA, 2.00%, 5/25/43	617,346
208,518	Fannie Mae, Series 2012-30, Class CB, 2.25%, 10/25/41	215,070
70,177	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(b)	72,461
9,999	Fannie Mae, 2.43% (H15T1Y + 231 bps), 12/1/27, Pool #422279	10,065
192,793	Fannie Mae, Series 2, Class JD, 2.50%, 2/25/50	196,931
140,276	Fannie Mae, Series 2010-100, Class LA, 2.50%, 7/25/40	146,779
216,398	Fannie Mae, Series 2012-111, Class QC, 2.50%, 5/25/42	224,813
64,468	Fannie Mae, Series 2014-61, Class P, 2.50%, 7/25/44	67,192
90,809	Fannie Mae, Series 2011-118, Class 10A1, 3.00%,11/25/41	97,069
331,705	Fannie Mae, Series 2014-33, Class PE, 3.00%, 4/25/43	345,170
65,916	Fannie Mae, Series 2014-72, Class KA, 3.00%, 10/25/44	68,744
304,265	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	321,566
761,597	Fannie Mae, Series 2018-M12, Class A1, 3.55%, 2/25/30	851,866
764,202	Fannie Mae, Series 2018-M13, Class A1, 3.82%, 3/25/30(b)	866,803
20,340	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	21,546
13,167	Fannie Mae, Series 2002-W11, Class AF5, 4.98%, 11/25/32, Callable 9/25/21 @ 100*(b) (c)	14,100
237	Fannie Mae, 5.00%, 8/1/33, Pool #730856	270

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$116	Fannie Mae, 5.00%, 7/1/35, Pool #832198	$132
163	Fannie Mae, 5.50%, 2/1/33, Pool #683351	189
101	Fannie Mae, 5.50%, 9/1/34, Pool #725773	117
1,446	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	1,608
1,500	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	1,556
289	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	290
26,731	Fannie Mae Whole Loan, Series 2003-W6, Class 6A, 3.27%, 8/25/42, Callable 9/25/21 @ 100*(b)	27,847
40,874	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	41,640
20,594	Freddie Mac, Series 3936, Class LA, 2.00%, 6/15/40	20,640
27,690	Freddie Mac, Series 3997, Class AE, 2.00%, 4/15/40	27,809
113,694	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	117,140
108,749	Freddie Mac, Series 4461, Class EA, 2.00%, 7/15/37	110,918
2,726	Freddie Mac, 2.25% (H15T1Y + 213 bps), 4/1/24, Pool #409624	2,733
309,408	Freddie Mac, Series 3913, Class PC, 2.50%, 3/15/41	316,099
101,204	Freddie Mac, Series 4009, Class PK, 2.50%, 6/15/41, Callable 7/15/31 @ 100*	104,683
212,445	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	218,547
107,277	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	113,713
192,721	Freddie Mac, Series 4348, Class A, 3.00%, 6/15/39	203,649
131,578	Freddie Mac, Series 3721, Class PE, 3.50%, 9/15/40	141,251
48,228	Freddie Mac, Series 3780, Class MK, 3.50%, 10/15/40	51,673
564	Freddie Mac, Series 2610, Class VB, 5.50%, 7/15/24	595
202	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	227
1,232	Freddie Mac, Series 2148, Class ZA, 6.00%, 4/15/29	1,382
706	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	819
8,732	Freddie Mac, Series 2036, Class PD, 6.50%, 3/15/28	9,835
216	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22, Callable 9/15/21 @ 100*	219
157,253	Government National Mortgage Assoc., Series 2013-69, 2.00%, 9/20/42	163,880
310,325	Government National Mortgage Assoc., Series 2009-94, Class KB, 3.00%, 9/16/39	326,626
118,395	Government National Mortgage Assoc., Series 2011-46, Class GJ, 3.25%, 1/16/41(b)	126,850
167,305	Government National Mortgage Assoc., Series 2019-85, Class MP, 3.50%, 6/20/49	173,703
18,339	Government National Mortgage Assoc., Series 2009-93, Class HG, 4.00%, 9/16/39	19,465
1,031	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	1,042

See notes to financial statements.

Schedule of Portfolio Investments	Bond Fund
August 31, 2021	Continued

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$3,369	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	$3,666
2,252	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	2,346
		7,933,564
Total Mortgage Backed Securities (Cost $17,158,642)		17,462,841

Corporate Bonds (33.1%)
Aerospace & Defense (1.4%)
1,450,000	Boeing Co. (The), 3.25%, 2/1/28, Callable 12/1/27 @ 100*	1,555,757
Airlines (1.0%)
970,139	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.88%, 4/15/29	1,082,332
Banks (4.2%)
1,940,000	Bank of America Corp., 3.55% (US0003M + 78 bps), 3/5/24, Callable 3/5/23 @ 100 *	2,025,839
1,100,000	JPMorgan Chase & Co., 2.52% (SOFR + 204 bps), 4/22/31, Callable 4/22/30 @ 100 *	1,138,494
1,300,000	Wells Fargo & Co., 3.00%, 10/23/26	1,405,756
		4,570,089
Beverages (0.8%)
800,000	PepsiCo, Inc., 2.75%, 3/19/30, Callable 12/19/29 @ 100*	866,765
Capital Markets (2.2%)
1,300,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100 *	1,415,369
1,000,000	LSEGA Financing PLC, 1.38%, 4/6/26, Callable 3/6/26 @ 100 *(a)	1,004,201
		2,419,570
Diversified Financial Services (0.8%)
850,000	Korea Development Bank, 2.75%, 3/19/23	880,438
Diversified Telecommunication Services (1.4%)
1,520,000	AT&T, Inc., 3.50%, 9/15/53, Callable 3/15/53 @ 100 *(a)	1,558,362

Electric Utilities (1.0%)
1,000,000	Entergy Mississippi LLC, 3.25%, 12/1/27, Callable 9/1/27 @ 100 *	1,085,437
Entertainment (0.7%)
715,000	The Walt Disney Co., 2.00%, 9/1/29, Callable 6/1/29 @ 100*	729,096
Equity Real Estate Investment Trusts (0.2%)
182,462	JBG/Rockville NCI Campus LLC, Series 2010-A, 3.90%, 7/15/23 (a)	185,064
Food Products (2.2%)
1,059,000	Conagra Brands, Inc., 4.60%, 11/1/25, Callable 9/1/25 @ 100*	1,195,754
320,000	Mars, Inc., 0.88%, 7/16/26, Callable 6/16/26 @ 100 *(a)	315,579
825,000	Mars, Inc., 3.20%, 4/1/30, Callable 1/1/30 @ 100 *(a)	912,703
		2,424,036
Health Care Providers & Services (3.6%)
1,000,000	Ascension Health, Series B, 2.53%, 11/15/29, Callable 8/15/29 @ 100 *	1,058,172
795,000	Montefiore Medical Center, 2.15%, 10/20/26, Callable 4/20/26 @ 100 *	825,307
1,050,000	Partners Healthcare Syst, Inc., Series 2020, 3.19%, 7/1/49, Callable 1/1/49 @ 100 *	1,129,595

Shares or
Principal
Amount	Security Description	Value
Corporate Bonds, continued:
Health Care Providers & Services, continued:
$890,000	Sutter Health, 3.70%, 8/15/28, Callable 5/15/28 @ 100*	$1,002,463
		4,015,537
Hotels, Restaurants & Leisure (2.8%)
1,500,000	Hyatt Hotels Corp., 4.38%, 9/15/28, Callable 6/15/28 @ 100*	1,640,673
345,000	Royal Caribbean Cruises, 5.25%, 11/15/22	353,194
1,000,000	Starbucks Corp., 3.75%, 12/1/47, Callable 6/1/47 @ 100*	1,116,937
		3,110,804
Household Durables (0.6%)
620,000	Harman International Industries, Inc., 4.15%, 5/15/25, Callable 2/15/25 @ 100 *	683,627
Insurance (1.0%)
1,100,000	Jackson National Life Global Funding, 2.65%, 6/21/24 (a)	1,154,437
Internet & Direct Marketing Retail (1.0%)
1,000,000	Expedia Group, Inc., 3.80%, 2/15/28, Callable 11/15/27 @ 100*	1,082,178
IT Services (1.0%)
1,000,000	International Business Machines Corp., 3.50%, 5/15/29	1,120,523
Multiline Retail (1.0%)
1,000,000	Target Corp., 2.25%, 4/15/25, Callable 3/15/25 @ 100*	1,051,412
Oil, Gas & Consumable Fuels (1.9%)
1,000,000	HollyFrontier Corp., 2.63%, 10/1/23	1,031,679
900,000	Marathon Oil Corp., 4.40%, 7/15/27, Callable 4/15/27 @ 100*	1,017,388
		2,049,067
Semiconductors & Semiconductor Equipment (2.2%)
1,875,000	Broadcom, Inc., 4.15%, 11/15/30, Callable 8/15/30 @ 100*	2,109,478
325,000	Intel Corp., 3.25%, 11/15/49, Callable 5/15/49 @ 100*	346,702
		2,456,180
Specialty Retail (1.1%)
1,000,000	Lowe’s Cos., Inc., 4.50%, 4/15/30, Callable 1/15/30 @ 100*	1,187,182
Technology Hardware, Storage & Peripherals (1.0%)
1,000,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100*	1,106,406
Total Corporate Bonds (Cost $34,904,307)		36,374,299

Taxable Municipal Bonds (18.5%)
Georgia (1.6%)
1,665,000	State of Georgia, Build America Bonds, GO, Series H,4.50%,11/1/25	1,805,918
Kentucky (0.7%)
750,000	Lexington-Fayette Urban County Airport Board Corp. Revenue, 2.84%, 7/1/31	781,984
Massachusetts (1.1%)
1,150,000	Massachusetts State College Building Authority Revenue, Series C, 2.44%, 5/1/28, ST APPROP	1,227,876
Michigan (1.4%)
500,000	Michigan State Housing Development Authority Revenue, Series B, 2.72%, 10/1/35, Continuously Callable @ 100	512,114

See notes to financial statements.

Schedule of Portfolio Investments	Bond Fund
August 31, 2021	Concluded

Shares or
Principal
Amount	Security Description	Value
Taxable Municipal Bonds, continued:
Michigan, continued:
$1,000,000	Michigan State Housing Development Authority Revenue, Series B, 3.49%, 12/1/40, Continuously Callable @ 100	$1,055,852
		1,567,966
New York (1.3%)
1,260,000	New York City Transitional Finance Authority Revenue, Series F-3, 3.21%, 5/1/29, Continuously Callable @ 100	1,374,649
Oklahoma (2.6%)
500,000	Grand River Dam Authority Revenue, Series B, 4.55%, 6/1/39, Continuously Callable @ 100	543,148
450,000	The University of Oklahoma Revenue, Series C, 2.45%, 7/1/32, Continuously Callable @ 100	463,725
1,650,000	University of Oklahoma Health Sciences Center General Revenue, Series A, 3.87%, 7/1/32, Continuously Callable @ 100	1,862,600
		2,869,473
Oregon (1.8%)
1,000,000	State of Oregon, GO, Series O, 1.60%, 8/1/31, Continuously Callable @ 100	1,005,060
1,000,000	State of Oregon, GO, Series O, 1.70%, 8/1/32, Continuously Callable @ 100	1,008,684
		2,013,744
Pennsylvania (1.2%)
1,110,000	City of Bethlehem Lehigh and Northampton Countries, GO, Series C, 5.15%, 11/1/34, Pre-refunded 11/1/24 @ 100, AGM	1,269,871
Texas (4.7%)
1,000,000	Arlington Independent School District, GO, 5.00%, 2/15/26, PSF-GTD	1,182,202
1,000,000	Arlington Independent School District, GO, 5.00%, 2/15/27, PSF-GTD	1,211,512

Shares or
Principal
Amount	Security Description	Value
Taxable Municipal Bonds, continued:
Texas, continued:
$675,000	Country of Galveston Texas, Build America Bonds, GO,5.91%,2/1/29	$801,059
785,000	Texas Transportation Commission State Highway Fund Revenue, 5.18%, 4/1/30	972,915
1,000,000	Texas Transportation Commission, GO, 1.78%, 10/1/32	1,007,264
		5,174,952
Washington (2.1%)
1,200,000	County of King WA Sewer Revenue, Series B, 1.86%, 1/1/33, Continuously Callable @ 100	1,205,037
1,070,000	Pierce County School District No 10 Tacoma, GO, 1.90%, 12/1/33, SCH BD GTY	1,084,442
		2,289,479
Total Taxable Municipal Bonds (Cost $19,680,115)		20,375,912

U.S. Government Agency Securities (2.8%)
Federal Home Loan Banks
2,075,000	0.63%, 8/26/26, Callable 11/26/21 @ 100 *(b)	2,072,818
1,000,000	1.30%, 3/17/27, Callable 9/17/21 @ 100 *	1,000,474
Total U.S. Government Agency Securities (Cost $3,075,000)		3,073,292

U.S. Treasury Obligations (15.6%)
U.S. Treasury Notes
3,255,000	1.13%, 2/15/31	3,212,787
4,557,000	1.38%, 10/15/22	4,621,795
4,547,000	2.00%, 4/30/24	4,748,951
4,233,000	2.25%, 2/15/27	4,550,144
Total U.S. Treasury Obligations (Cost $16,806,867)		17,133,677

Investment in Affiliates (2.1%)
2,305,878	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(d)	2,305,878
Total Investment in Affiliates (Cost $2,305,878)		2,305,878

Total Investments (Cost $106,788,076)(e) - 99.8%		109,685,112
Other assets in excess of liabilities — 0.2%		270,180
Net Assets - 100.0%		$109,955,292

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2021.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2021.
(d)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2021.
(e)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

AGM	Assured Guaranty Municipal Corporation
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
PSF-GTD	Public School Fund Guaranteed
SCH BD GTY	School Board Guaranty
SOFR	Secured Overnight Financing Rate
US0001M	1 Month US Dollar LIBOR
US0003M	3 Month US Dollar LIBOR

See notes to financial statements.

Schedule of Portfolio Investments	Strategic Enhanced Yield Fund
August 31, 2021

Shares or
Principal
Amount	Security Description	Value
Asset Backed Securities (17.7%)
$375,000	AB Issuer LLC, Series 2021-1, Class A2, 3.73%, 7/30/51(a)	$385,483
116,828	ABFC Trust, Series 2005-AQ1, Class A6, 4.56%, 1/25/35, Callable 9/25/21 @ 100*(b)(c)	120,909
181,149	ABFC Trust, Series 2005-HE2, Class M3, 0.86% (US0001M + 78 bps), 6/25/35, Callable 9/25/21 @ 100*	182,347
600,000	Amur Equipment Finance Receivables LLC, Series 2021-1A, Class E, 4.13%, 3/20/28, Callable 1/20/25 @ 100*(d)	601,281
316,165	Bayview Commercial Asset Trust, Series 2004-3, Class A1, 0.64% (US0001M + 56 bps), 1/25/35, Callable 9/25/21 @ 100*(a)	313,778
15,671	Bayview Financial Mortgage Pass Trust, Series 2005-D, Class AF4, 5.50%, 12/28/35, Callable 9/28/21 @ 100*(b)	15,635
25,525	Bayview Opportunity Master Fund Trust, Series 2017-RT1, Class A1, 3.00%, 3/28/57, Callable 4/28/22 @ 100*(a)(b)	25,846
93,711	Bear Stearns Structured Products Trust, Series 2007-EMX1, Class A2, 1.38% (US0001M + 130 bps), 3/25/37, Callable 8/25/26 @ 100*(a)	93,642
22,519	Centex Home Equity Loan Trust, Series 2002-A, Class AF6, 5.54%, 1/25/32, Callable 9/25/21 @ 100*	23,102
103,349	Credit-Based Asset Servicing And Securitization LLC, Series 2005-RP2, Class M2, 2.48% (US0001M + 160 bps), 9/25/35, Callable 9/25/21 @ 100*(a)	104,822
163,643	Credit-Based Asset Servicing And Securitization LLC, Series 2007-SP1, Class A4, 4.84%, 12/25/37, Callable 9/25/21 @ 100*(a)(b)(c)	165,544
28,813	GSAA Home Equity Trust, Series 2005-1, Class M1, 5.80%, 11/25/34, Callable 9/25/21 @ 100*(b)(c)	29,178
212,081	GSAMP Trust, Series 2006-HE1, Class M1, 0.67% (US0001M + 39 bps), 1/25/36, Callable 9/25/21 @ 100*	212,159
27,616	MASTR Asset Backed Securities Trust, Series 2004-FRE1, Class M6, 2.18% (US0001M + 210 bps), 7/25/34, Callable 9/25/21 @ 100*	27,630
466,053	Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC3, Class M1, 1.43% (US0001M + 135 bps), 3/25/33, Callable 9/25/21 @ 100*	469,250
289,275	Neighborly Issuer LLC, Series 2021-1A, Class A2, 3.58%, 4/30/51, Callable 10/30/26 @ 100*(a)	299,565
440,364	NovaStar Mortgage Funding Trust, Series 2003-4, Class A1, 0.82% (US0001M + 74 bps), 2/25/34, Callable 9/25/21 @ 100*	435,912
23,264	Quest Trust, Series 2005-X1, Class M2, 1.28% (US0001M + 120 bps), 3/25/35, Callable 9/25/21 @ 100*(a)	23,272
24,687	Residential Asset Mortgage, Series 2004-RS12, Class MI1, 5.65%, 12/25/34, Callable 9/25/21 @ 100*(b)(c)	25,484
45,195	Residential Asset Securities Corp., Series 2004- KS8, Class MI1, 5.34%, 9/25/34, Callable 9/25/21 @ 100*(b)	46,278
62,067	Saxon Asset Securities Trust, Series 2007-1, Class A2C, 0.23% (US0001M + 15 bps), 1/25/47, Callable 5/25/25 @ 100*	61,673

Shares or
Principal
Amount	Security Description	Value
Asset Backed Securities, continued:
$149,272	Specialty Underwriting & Residential Finance, Series 2003-BC4, Class A3B, 4.79%, 11/25/34, Callable 9/25/21 @ 100*(b)	$153,159
Total Asset Backed Securities (Cost $3,759,216)		3,815,949

Mortgage Backed Securities† (32.4%)
Alt-A - Fixed Rate Mortgage Backed Securities (4.1%)
20,235	Bear Stearns Asset-Backed Securities Trust, Series 2004-AC3, Class A1, 5.25%, 6/25/34, Callable 9/25/21 @ 100*(b)(c)	20,861
13,671	Countrywide Alternative Loan Trust, Series 2004- 16CB, Class 1A1, 5.50%, 7/25/34, Callable 9/25/21 @ 100*	14,035
15,429	Countrywide Alternative Loan Trust, Series 2004- 16CB, Class 3A1, 5.50%, 8/25/34, Callable 9/25/21 @ 100*	15,839
98,004	Countrywide Alternative Loan Trust, Series 2003- 22CB, Class 1A1, 5.75%, 12/25/33, Callable 9/25/21 @ 100*	101,383
35,953	Countrywide Alternative Loan Trust, Series 2004- 16CB, Class 4A3, 6.00%, 8/25/34, Callable 9/25/21 @ 100*	36,445
33,532	Countrywide Alternative Loan Trust, Series 2004-J2, Class 2A1, 6.50%, 3/25/34, Callable 9/25/21 @ 100*	34,270
11,905	MASTR Alternative Loans Trust, Series 2004-11, Class 6A1, 5.50%, 10/25/34, Callable 9/25/21 @ 100*	12,402
96,572	MASTR Alternative Loans Trust, Series 2004-7, Class 1A1, 5.50%, 7/25/34, Callable 9/25/21 @ 100*	100,336
134,878	MASTR Alternative Loans Trust, Series 2003-3, Class 2A5, 6.00%, 5/25/33, Callable 9/25/21 @ 100*	140,185
34,236	MASTR Alternative Loans Trust, Series 2004-5, Class 2A1, 6.00%, 6/25/34, Callable 9/25/21 @ 100*	35,320
278,000	Residential Asset Securitization Trust, Series 2003-A7, Class A8, 5.00%, 7/25/33, Callable 9/25/21 @ 100*	284,949
66,000	Residential Asset Securitization Trust, Series 2003-A10, Class A2, 5.20%, 9/25/33, Callable 9/25/21 @ 100*	66,747
20,852	Structured Asset Securities Corp., Series 2004- 4XS, Class A3A, 5.14%, 2/25/34, Callable 9/25/21 @ 100*(b)(c)	21,024
		883,796
Prime Adjustable Rate Mortgage Backed Securities (14.7%)
54,151	Citigroup Mortgage Loan Trust, Inc., Series 2004- UST1, Class A5, 1.97%, 8/25/34, Callable 9/25/21 @ 100*(b)	55,479
99,035	Impac Secured Assets CMN Owner Trust, Series 2003-3, Class A1, 5.14%, 8/25/33, Callable 9/25/21 @ 100*(b)	102,667
374,591	LSTAR Securities Investment, Ltd., Series 2019-4, Class A1, 2.60% (US0001M + 150 bps), 5/1/24(a)	371,805
706,400	LSTAR Securities Investment, Ltd., Series 2019-3, Class A2, 3.60% (US0001M + 250 bps), 4/1/24, Callable 5/1/23 @ –*(a)	758,774

See notes to financial statements

Schedule of Portfolio Investments	Strategic Enhanced Yield Fund
August 31, 2021	Continued

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$534,839	LSTAR Securities Investment, Ltd., Series 2019-4, Class A2, 3.60% (US0001M + 250 bps), 5/1/24(a)	$576,205
500,000	Mello Warehouse Securitization Trust, Series 2020-2, Class E, 2.33% (US0001M + 225 bps), 11/25/53, Callable 12/25/23 @ 100*(a)	498,574
500,000	Mello Warehouse Securitization Trust, Series 2021-1, Class G, 4.47% (US0001M + 438 bps), 2/25/55, Callable 2/25/24 @ 100*(a)	499,999
118,148	RBSSP Resecuritization Trust, Series 2011-3, Class 2A1, 0.34% (US0001M + 25 bps), 2/26/37(a)	118,508
34,133	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 3A2, 2.45%, 9/25/34, Callable 9/25/21 @ 100*(b)	34,935
34,655	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 3A, 2.62%, 7/25/34, Callable 9/25/21 @ 100*(b)	37,266
48,642	Terwin Mortgage Trust, Series 2006-9HGA, Class A2, 0.49% (US0001M + 20 bps), 10/25/37, Callable 9/25/21 @ 100*(a)	48,508
73,646	WinWater Mortgage Loan Trust, Series 2014-1, Class A1, 3.85%, 6/20/44, Callable 7/20/22 @ 100*(a)(b)	74,292
		3,177,012
Prime Fixed Mortgage Backed Securities (8.9%)
127,246	Alternative Loan Trust, Series 2004-18CB, Class 4A1, 5.50%, 9/25/34, Callable 9/25/21 @ 100*	131,168
12,193	Banc of America Funding Trust, Series 2004-3, Class 1A9, 5.50%, 10/25/34, Callable 9/25/21 @ 100*	12,445
346,767	Brean Asset Backed Securities Trust, Series 2021- RM1, Class M1, 1.60%, 10/25/63, Callable 9/25/27 @ 100*(d)	317,102
8,526	Citicorp Mortgage Securities Trust, Series 2006-3, Class 1A19, 5.75%, 6/25/36, Callable 9/25/21 @ 100*	8,491
10,075	Citicorp Mortgage Securities Trust, Series 2006-3, Class 1A3, 6.25%, 6/25/36, Callable 9/25/21 @ 100*	10,260
111,563	Countrywide Home Loans, Series 2005-6, Class 1A3, 5.15%, 4/25/35, Callable 9/25/21 @ 100*	113,979
24,000	Countrywide Home Loans, Series 2004-10, Class A4, 5.25%, 7/25/34, Callable 9/25/21 @ 100*	24,596
82,000	Countrywide Home Loans, Series 2004-4, Class A4, 5.25%, 5/25/34, Callable 9/25/21 @ 100*	84,422
39,000	Countrywide Home Loans, Series 2004-9, Class A5, 5.25%, 6/25/34, Callable 9/25/21 @ 100*	40,755
197,000	Countrywide Home Loans, Series 2005-5, Class A4, 5.40%, 3/25/35, Callable 9/25/21 @ 100*	201,909
105,790	Countrywide Home Loans, Series 2004-4, Class A9, 5.50%, 5/25/34, Callable 9/25/21 @ 100*	106,462
47,000	Countrywide Home Loans, Series 2004-8, Class 1A3, 5.50%, 7/25/34, Callable 9/25/21 @ 100*	47,391
46,000	Countrywide Home Loans, Series 2004-8, Class 1A7, 5.75%, 7/25/34, Callable 9/25/21 @ 100*	46,720

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$61,290	GMAC Mortgage Loan Trust, Series 2004-J2, Class A8, 5.75%, 6/25/34, Callable 9/25/21 @ 100*	$62,301
95,221	GSR Mortgage Loan Trust, Series 2004-10F, Class 6A1, 5.00%, 9/25/34, Callable 9/25/21 @ 100*	96,365
255,000	Mello Warehouse Securitization Trust, Series 2021-2, Class F, 4.83% (US0001M + 475 bps), 4/25/55, Callable 4/25/24 @ 100*(a)	254,665
315,000	NewRez Warehouse Securitization Trust, Series 2021-1, Class F, 5.33% (US0001M + 525 bps), 5/25/55, Callable 5/25/24 @ 100*(a)	315,811
56,000	WaMu Mortgage Pass-Through Certificate, Series 2004-RS1, Class A3, 5.50%, 11/25/33, Callable 9/25/21 @ 100*	57,402
		1,932,244
U.S. Government Agency Mortgage Backed Securities (4.7%)
67,265	Fannie Mae, Series 2013-56, Class GM, 2.00%, 8/25/41	69,343
85,848	Fannie Mae, Series 2003-W14, Class 2A, 3.85%, 1/25/43, Callable 9/25/21 @ 100*(b)	89,777
180,949	Fannie Mae, Series 2003-W13, Class AF5, 4.79%, 10/25/33, Callable 9/25/21 @ 100*(b)	203,676
119,568	Fannie Mae, Series 2002-W11, Class AF5, 4.98%, 11/25/32, Callable 9/25/21 @ 100*(b)	128,043
135,643	Fannie Mae, Series 2004-W3, Class A8, 5.50%, 5/25/34, Callable 9/25/21 @ 100*	149,139
145,088	Fannie Mae, Series 240, Class 11, 9.00%, 9/25/23	155,559
166,155	Fannie Mae, Series 240, Class 11, 9.00%, 9/25/23	178,768
47,929	Freddie Mac, Series 2017-SC01, Class 2A, 3.50%, 12/25/46, Callable 6/25/27 @ 100*	48,287
		1,022,592
Total Mortgage Backed Securities (Cost $6,857,932)		7,015,644

Corporate Bonds (27.8%)

Aerospace & Defense (2.7%)

389,000	The Boeing Co., 8.75%, 9/15/31	584,164
Airlines (2.5%)
373,130	Alaska Airlines Pass Through Trust, Class B, 8.00%, 2/15/27(a)	420,153
122,657	American Airlines Pass-Through Trust, Class A, 4.95%, 7/15/24	125,363
		545,516
Banks (3.9%)
543,000	Citigroup, Inc., 4.00% (H15T5Y + 360 bps), 12/31/99, Callable 12/10/25 @ 100*	563,362
273,000	Wells Fargo & Co., 3.90% (H15T5Y + 345 bps), 12/31/99, Callable 3/15/26 @ 100*	283,317
		846,679
Capital Markets (2.4%)
500,000	The Goldman Sachs Group, Inc., 3.80% (H15T5Y + 297 bps), 12/31/99, Callable 5/10/26 @ 100*	511,500
Chemicals (2.2%)
400,000	Monsanto Co., 5.50%, 7/30/35	469,361

Schedule of Portfolio Investments	Strategic Enhanced Yield Fund
August 31, 2021	Concluded

Shares or
Principal
Amount	Security Description	Value
Corporate Bonds, continued:
Oil, Gas & Consumable Fuels (4.1%)
$287,000	HollyFrontier Corp., 4.50%, 10/1/30, Callable 7/1/30 @ 100*	$308,585
26,000	ONEOK, Inc., 5.85%, 1/15/26, Callable 12/15/25 @ 100*	30,538
425,000	ONEOK, Inc., 6.35%, 1/15/31, Callable 10/15/30 @ 100*	547,516
		886,639
Sovereign Bond (2.1%)
450,000	International Bank for Reconstruction & Development, 2.70%, 12/28/37, Callable 12/28/22 @ 100*	451,691
Technology Hardware, Storage & Peripherals (1.3%)
209,000	Hewlett Packard Enterprise Co., 6.35%, 10/15/45, Callable 4/15/45 @ 100*	288,780
Tobacco (6.6%)
180,000	Altria Group, Inc., 5.95%, 2/14/49, Callable 8/14/48 @ 100*	233,949
546,000	BAT Capital Corp., 4.91%, 4/2/30, Callable 1/2/30 @ 100*	633,040

Shares or
Principal
Amount	Security Description	Value
Corporate Bonds, continued:
Tobacco, continued:
$156,000	Philip Morris International, Inc., 6.38%, 5/16/38	$222,321
227,000	Reynolds American, Inc., 8.13%, 5/1/40	333,772
		1,423,082
Total Corporate Bonds (Cost $5,862,270)		6,007,412

U.S. Treasury Obligations (11.1%)

U.S. Treasury Bonds
930,000	1.88%, 2/15/51	917,358
U.S. Treasury Notes
1,500,000	0.50%, 2/28/26	1,486,523
Total U.S. Treasury Obligations (Cost $2,381,158)		2,403,881

Investment Companies (5.1%)

12,511	iShares IBoxx High Yield Corporate Bond ETF	1,102,094
Total Investment Companies (Cost $1,086,674)		1,102,094

Investment in Affiliates (6.1%)

1,318,672	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(e)	1,318,672
Total Investment in Affiliates (Cost $1,318,672)		1,318,672

Total Investments (Cost $21,265,922)(f) - 100.2%		21,663,652
Liabilities in excess of other assets — (0.2)%		(35,346)
Net Assets - 100.0%		$21,628,306

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2021.

(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2021.

(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2021, illiquid securities were 4.3% of the Fund’s net assets.

(e)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2021.

(f)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

ETF	Exchange Traded Fund
H15T5Y	5 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
US0001M	1 Month US Dollar LIBOR

See notes to financial statements

Schedule of Portfolio Investments	Ultra Short Tax-Free Income Fund
August 31, 2021

Shares or
Principal
Amount	Security Description	Value
Municipal Bonds (110.9%)
Colorado (4.6%)
$1,505,000	City of Colorado Springs, Colorado Variable Rate Demand Utilities System Improvement Revenue, Series C, 0.01%, 11/1/40, Continuously Callable @ 100, Barclays Bank(a)	$1,505,000
Florida (4.3%)
1,400,000	Palm Beach County Revenue, 0.03%, 7/1/32, Callable 10/1/21 @ 100, Northern Trust Co.*(a)	1,400,000
Illinois (21.4%)
1,400,000	Channahon Illinois, Morris Hospital Revenue, 0.01%, 12/1/34, Continuously Callable @ 100, U.S. Bank NA(a)	1,400,000
130,000	City of Monmouth IL, GO, 4.00%, 12/1/21, BAM	131,154
165,000	City of Waukegan IL Water & Sewer System Revenue, 4.00%, 12/30/21, AGM	167,008
525,000	Cook County Community Unit School District No 401 Elmwood Park, GO, 3.00%, 12/1/21	528,656
340,000	Cook County School District No 162 Matteson, GO, Series B, 3.00%, 12/1/21, BAM	342,249
405,000	Cook County School District No 88 Bellwood, GO, 4.00%, 12/1/22, BAM	423,342
130,000	Henry County Community Unit School District No 229 Kewanee, GO, Series B, 3.00%, 12/1/22, AGM	134,354
200,000	Henry County Community Unit School District No 229 Kewanee, GO, Series B, 3.00%, 12/1/23, AGM	211,677
200,000	Kankakee & Will Counties Community Unit School District No 5, GO, 5.00%, 12/1/21, BAM	202,305
100,000	Sangamon Logan & Menard Counties Community Unit School Dist No 15 Williamsville, GO, 5.00%, 12/1/22, BAM	105,785
1,300,000	Village of Brookfield IL Revenue, 0.02%, 6/1/38, Continuously Callable @ 100, Northern Trust Co.(a)	1,300,000
345,000	Village of Franklin Park IL, GO, 3.00%, 7/1/23, AGC	361,491
125,000	Village of Libertyville IL, GO, Series A, 3.00%, 12/15/21	125,845
230,000	Village of Libertyville IL, GO, Series A, 3.00%, 12/15/22	237,788
250,000	Village of Libertyville IL, GO, Series A, 3.00%, 12/15/23	264,641
175,000	Village of Libertyville IL, GO, Series B, 4.00%, 5/1/22	179,078
175,000	Village of Libertyville IL, GO, Series B, 4.00%, 5/1/23	185,366
170,000	West Chicago Park District, GO, Series B, 3.00%, 12/1/22, BAM	175,933
500,000	Williamson & Johnson Counties Community Unit School District No 2 Marion, GO, 2.00%, 12/1/21, BAM	501,886
		6,978,558
Indiana (6.5%)
500,000	Brownsburg 1999 School Building Corp. Revenue, 1.50%, 5/13/22, Continuously Callable @ 100	500,700
750,000	Hamilton Southeastern Schools, GO, Series B, 3.00%, 12/31/21, ST INTERCEPT	756,427

Shares or
Principal
Amount	Security Description	Value
Municipal Bonds, continued:
Indiana, continued:
$850,000	Lafayette School Corp., GO, 4.00%, 1/15/22, ST INTERCEPT	$861,273
		2,118,400
Kansas (0.8%)
265,000	County of Pottawatomie KS, GO, Series A, 4.00%, 10/1/22	275,246
Kentucky (10.8%)
380,000	Bowling Green Independent School District Finance Corp. Revenue, 4.00%, 11/1/22, ST INTERCEPT	395,576
380,000	County of Madison KY, GO, Series B, 5.00%, 3/1/22	389,033
200,000	Kentucky Association of Counties Finance Corp. Revenue, 2.00%, 2/1/23	204,642
1,000,000	Kentucky Interlocal School Transportation Association, 1.25%, 3/1/23, STATE INTERCEPT PROG FOR HIGHER ED	1,012,741
395,000	Leslie County School District Finance Corp. Revenue, 1.00%, 12/1/22, ST INTERCEPT	398,594
485,000	Mason County School District Finance Corp. Revenue, 2.00%, 9/1/22, ST INTERCEPT	493,483
615,000	Mason County School District Finance Corp. Revenue, 2.00%, 9/1/23, ST INTERCEPT	635,995
		3,530,064
Lousiana (1.0%)
325,000	Lafourche Parish School Board, GO, 5.00%, 3/1/22	332,543
Massachusetts (1.0%)
311,735	Town of Sherborn MA, GO, 1.00%, 8/24/22	314,094
Michigan (1.0%)
295,000	Charter Township of Brownstown MI, GO, 4.00%, 5/1/23	313,247
Minnesota (4.3%)
1,400,000	City of Minneapolis MN Revenue, Series B, 0.03%, 12/1/27, Callable 10/1/21 @ 100, WELLS FARGO*(a)	1,400,000
Mississippi (2.5%)
800,000	County of Jackson MS Revenue, 0.01%, 6/1/23, Callable 10/1/21 @ 100*(a)	800,000
Missouri (3.0%)
150,000	City of Sikeston MO Revenue, 3.00%, 6/1/22	153,059
225,000	County of Dunklin MO Revenue, 3.00%, 12/1/21	226,445
200,000	County of Dunklin MO Revenue, 3.00%, 12/1/22	206,610
200,000	Nixa Public Schools, 4.00%, 4/1/22	204,260
185,000	Nixa Public Schools, 4.00%, 4/1/23	195,547
		985,921
North Dakota (0.6%)
200,000	City of Horace ND, GO, 3.00%, 5/1/23	207,794
Pennsylvania (2.3%)
580,000	Borough of Lewistown PA, GO, 4.00%, 12/15/23, BAM	627,474
125,000	City of Allentown PA, GO, 4.00%, 10/1/21, BAM	125,373
		752,847
Rhode Island (4.3%)
1,400,000	Rhode Island Health and Educational Building Corp. Revenue, 0.02%, 9/1/43, Callable 10/1/21 @ 100, Northern Trust Co.*(a)	1,400,000
Tennessee (10.0%)
255,000	County of Fayette TN, GO, 2.00%, 3/1/23	261,566
500,000	County of Hawkins TN, GO, 3.00%, 3/1/22	506,792

See notes to financial statements

Schedule of Portfolio Investments	Ultra Short Tax-Free Income Fund
August 31, 2021	Concluded

Shares or
Principal
Amount	Security Description	Value
Municipal Bonds, continued:
Tennessee, continued:
$1,200,00	Loudon Industrial Development Board Revenue, 0.02%, 6/1/23, Continuously Callable @ 100, CITI: CITIGROUP(a)	$1,200,000
1,300,000	Montgomery County Public Building Authority Revenue, 0.05%, 11/1/27, Callable 10/1/21 @ 100, Bank of America*(a)	1,300,000
		3,268,358
Texas (25.6%)
1,020,000	Austin Texas Hotel Occupancy Tax Revenue, 0.03%, 11/15/29, Continuously Callable @ 100, JPM(a)	1,020,000
195,000	Brazoria County Municipal Utility District No 28, GO, Series A, 2.00%, 9/1/23, BAM	201,308
420,000	Broaddus Independent School District, GO, Series A, 4.00%, 2/15/23, PSF-GTD	442,672
215,000	City of Austin Texas Revenue, 5.00%, 11/15/22, Continuously Callable @ 100, AGC	217,137
100,000	City of Elgin Texas, GO, 4.00%, 7/15/22, AGC	103,248
100,000	City of Elgin Texas, GO, 4.00%, 7/15/22, AGC	103,248
100,000	City of Elgin Texas, GO, 4.00%, 7/15/23, AGC	106,817
100,000	City of Elgin Texas, GO, 4.00%, 7/15/23, AGC	106,817
270,000	City of Gonzales Texas, GO, 4.00%, 3/1/22	275,104
400,000	East Cedar Creek Fresh Water Supply District Revenue, 3.00%, 1/1/23, AGM	414,276
200,000	Fort Bend County Municipal Utility District No 130, GO, 2.00%, 9/1/21, AGM	200,008
265,000	Fort Bend County Municipal Utility District No 130, GO, 2.00%, 9/1/22, AGM	269,380
165,000	Fort Bend County Municipal Utility District No 139, GO, 4.00%, 3/1/22, AGC	168,036
180,000	Fort Bend County Municipal Utility District No 139, GO, 4.00%, 3/1/23, AGC	189,676
380,000	Fort Bend County Municipal Utility District No 169, GO, 3.00%, 12/1/21, AGM	382,580
220,000	Fulshear Municipal Utility District No 3A, GO, 4.00%, 9/1/23, AGM	235,863
675,000	Galveston County Municipal Utility District No 56, GO, 4.50%, 12/1/22, AGM	710,202

Shares or
Principal
Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$170,000	Grand Mission Municipal Utility District No 1, GO, 3.00%, 9/1/22, AGM	$174,604
375,000	Harris County Municipal Utility District NO 278, GO, 4.00%, 9/1/23, BAM	402,040
365,000	Harris County Municipal Utility District NO 278, GO, 4.00%, 9/1/23, BAM	365,015
570,000	Harris County Municipal Utility District No 287, GO, 2.00%, 9/1/22, AGM	579,765
200,000	Harris County Municipal Utility District No 449, GO, 3.00%, 9/1/22, AGM	205,335
450,000	Harris County Municipal Utility District No 449, GO, 3.00%, 9/1/23, AGM	473,132
250,000	Kaufman County Municipal Utility District No 14, GO, 2.00%, 3/1/23, AGM	255,868
125,000	Remington Municipal Utility District No 1, GO, 4.00%, 9/1/21, AGM	125,011
300,000	San Patricio Municipal Water District Revenue, 3.00%, 7/10/23, AGM	314,530
165,000	Sienna Plantation Municipal Utility District No 12, GO, 3.00%, 9/1/22, AGC	169,569
150,000	Spring West Municipal Utility District, GO, 3.00%, 9/1/21, AGM	150,010
		8,361,251
Virginia (1.2%)
405,000	Virginia Resources Authority Revenue, Series B, 5.00%, 11/1/24, Continuously Callable @ 100	408,251
Wisconsin (5.7%)
830,000	City of Park Falls WI Water & Sewer System Revenue, 3.00%, 3/1/22	840,320
1,000,000	Milwaukee & Ozaukee County Joint School District No 2 Fox Point & Bayside Revenue, 1.00%, 8/30/22	1,006,796
		1,847,116
Total Municipal Bonds (Cost $36,182,352)		36,198,690

Investment in Affiliates (0.3%)
95,418	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(b)	95,418

Total Investment in Affiliates (Cost $95,418)		95,418

Total Investments (Cost $36,277,770)(c) - 111.2%		36,294,108
Liabilities in excess of other assets — (11.2)%		(3,660,608)
Net Assets - 100.0%		$32,633,500

(a)	Interest rate is determined by the Remarketing Agent. The rate presented is the rate in effect at August 31, 2021.

(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2021.

(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal Corporation
BAM	Build America Mutual Assurance Company
GO	General Obligation
JPM	J.P. Morgan Chase Bank
PSF-GTD	Public School Fund Guaranteed

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2021

Shares or Principal Amount	Security Description	Value
Common Stocks (54.6%)
Aerospace & Defense (0.7%)
307	General Dynamics Corp.	$61,495
368	Hexcel Corp.(a)	20,869
163	L3Harris Technologies, Inc.	37,981
251	Lockheed Martin Corp.	90,310
48	Northrop Grumman Corp	17,650
62	Raytheon Technologies Corp	5,255
32	Teledyne Technologies, Inc.(a)	14,828
243	The Boeing Co.(a)	53,338
40	TransDigm Group, Inc.(a)	24,299
1,179	Virgin Galactic Holdings,Inc.(a)	31,963
		357,988
Air Freight & Logistics (0.1%)
352	Atlas Air Worldwide Holdings, Inc.(a)	25,756
71	United Parcel Service, Inc., Class B	13,890
		39,646
Airlines (0.8%)
19,000	American Airlines Group, Inc.(a)	378,860
401	Southwest Airlines Co.(a)	19,962
		398,822
Auto Components (0.2%)
1,145	BorgWarner, Inc.	48,868
827	Gentex Corp.	25,471
56	Lear Corp.	8,957
369	XPEL, Inc.(a)	28,037
		111,333
Automobiles (0.3%)
214	Tesla, Inc.(a)	157,444
Banks (1.6%)
1,890	Bank of America Corp.	78,908
740	Citigroup, Inc.	53,213
302	East West Bancorp, Inc.	22,149
577	Hilltop Holdings, Inc.	19,312
2,095	JPMorgan Chase & Co.	335,095
738	People’s United Financial, Inc.	12,125
66	SVB Financial Group(a)	36,927
170	The PNC Financial Services Group, Inc.	32,487
1,779	Truist Financial Corp.	101,510
2,079	U.S. Bancorp	119,314
272	Western Alliance Bancorp	26,536
		837,576
Beverages (0.7%)
50	Coca-Cola Consolidated, Inc.	20,308
119	Keurig Dr Pepper, Inc.	4,245
632	Monster Beverage Corp.(a)	61,664
1,239	PepsiCo, Inc.	193,767
1,740	The Coca-Cola Co.	97,980
		377,964
Biotechnology (1.0%)
1,373	AbbVie, Inc.	165,831
101	Amgen, Inc.	22,779
274	Biogen, Inc.(a)	92,861
584	Exact Sciences Corp.(a)	60,958
312	Exelixis, Inc.(a)	5,981
576	Gilead Sciences, Inc.	41,921
40	Moderna, Inc.(a)	15,068
120	Neurocrine Biosciences, Inc.(a)	11,424
84	Novavax, Inc.(a)	20,037
17	Regeneron Pharmaceuticals, Inc.(a)	11,448
335	Sage Therapeutics, Inc.(a)	15,480
19	United Therapeutics Corp.(a)	4,083

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Biotechnology, continued:
121	Vertex Pharmaceuticals, Inc.(a)	$24,235
		492,106
Building Products (0.3%)
255	Allegion PLC	36,718
150	Carrier Global Corp.	8,640
140	Lennox International, Inc.	46,925
395	Patrick Industries, Inc.	32,236
236	Simpson Manufacturing Co, Inc.	26,703
38	Trane Technologies PLC	7,543
		158,765
Capital Markets (2.5%)
261	Ameriprise Financial, Inc.	71,230
79	BlackRock, Inc.	74,520
492	CME Group, Inc.	99,246
292	Cohen & Steers, Inc.	25,611
514	Cowen, Inc., Class A	18,525
394	Evercore, Inc.	55,018
895	GAMCO Investors, Inc., Class A	24,442
248	Hamilton Lane, Inc., Class A	21,345
289	Houlihan Lokey, Inc.	26,068
452	Intercontinental Exchange, Inc.	54,028
387	LPL Financial Holdings, Inc.	57,218
79	Moody’s Corp	30,081
199	MSCI, Inc., Class A	126,281
411	Nasdaq, Inc.	80,466
307	PJT Partners, Inc., Class A	24,247
229	S&P Global, Inc.	101,635
322	StoneX Group, Inc.(a)	22,440
363	T. Rowe Price Group, Inc.	81,265
636	The Goldman Sachs Group, Inc.	262,992
		1,256,658
Chemicals (0.9%)
566	AdvanSix, Inc.(a)	20,659
178	Air Products & Chemicals, Inc.	47,973
479	Axalta Coating Systems, Ltd.(a)	14,629
1,556	CF Industries Holdings, Inc.	70,673
180	Chase Corp.	20,610
1	Corteva, Inc.	44
773	Dow, Inc.	48,622
224	Ecolab, Inc.	50,481
553	Hawkins, Inc.	20,948
181	Innospec, Inc.	16,941
538	Koppers Holdings, Inc.(a)	17,700
720	Olin Corp.	35,885
156	PPG Industries, Inc.	24,890
1,030	The Mosaic Co.	33,145
90	The Sherwin-Williams Co.	27,330
187	Westlake Chemical Corp.	16,334
		466,864
Commercial Services & Supplies (0.4%)
281	Cintas Corp	111,211
35	Copart, Inc.(a)	5,051
36	Republic Services, Inc	4,469
408	Waste Management, Inc	63,285
		184,016
Communications Equipment (0.9%)
138	Arista Networks, Inc.(a)	50,995
542	Cambium Networks Corp.(a)	20,309
3,652	Cisco Systems, Inc.	215,541
26	Motorola Solutions, Inc.	6,350

See notes to financial statements.

Schedule of Portfolio Investments	Active Core Fund
August 31, 2021	Continued

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Communications Equipment, continued:
334	Palo Alto Networks, Inc.(a)	$153,987
		447,182
Construction & Engineering (0.4%)
614	Jacobs Engineering Group, Inc.	82,866
810	Primoris Services Corp.	20,817
851	Quanta Services, Inc.	86,887
1,040	Sterling Construction Co, Inc.(a)	23,982
		214,552
Construction Materials (0.1%)
175	Vulcan Materials Co.	32,538
Consumer Finance (0.5%)
384	Capital One Financial Corp.	63,733
595	Enova International, Inc.(a)	19,623
560	Onemain Holdings, Inc.	32,385
1,903	Synchrony Financial	94,674
124	Upstart Holdings, Inc.(a)	28,411
143	World Acceptance Corp.(a)	27,151
		265,977
Containers & Packaging (0.4%)
169	AptarGroup, Inc.	22,781
485	Ball Corp.	46,541
1,178	Berry Global Group, Inc.(a)	79,126
216	Packaging Corp. of America	32,767
477	Silgan Holdings, Inc.	20,239
319	UFP Technologies, Inc.(a)	22,327
		223,781
Distributors (0.1%)
193	Genuine Parts Co.	23,583
41	Pool Corp.	20,266
		43,849
Diversified Consumer Services (0.2%)
110	Bright Horizons Family Solutions, Inc.(a)	16,033
476	Chegg, Inc.(a)	39,613
155	H&R Block, Inc.	3,976
452	Terminix Global Holdings, Inc.(a)	18,817
		78,439
Diversified Financial Services (0.5%)
583	Berkshire Hathaway, Inc., Class B(a)	166,604
2,036	Jefferies Financial Group, Inc.	75,250
350	Voya Financial, Inc.	22,743
		264,597
Diversified Telecommunication Services (0.3%)
860	AT&T, Inc.	23,581
2,623	Verizon Communications, Inc.	144,265
		167,846
Electric Utilities (0.6%)
250	Exelon Corp.	12,255
230	MGE Energy, Inc.	18,524
1,113	NextEra Energy, Inc.	93,481
214	OGE Energy Corp.	7,578
378	Otter Tail Corp.	20,741
686	Pinnacle West Capital Corp.	52,753
376	Portland General Electric Co.	19,307
2,357	PPL Corp.	69,178
165	Xcel Energy, Inc.	11,344
		305,161
Electrical Equipment (0.7%)
157	Acuity Brands, Inc.	28,971
40	AMETEK, Inc.	5,439
323	Atkore, Inc.(a)	29,965
65	Eaton Corp. PLC	10,943

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Electrical Equipment, continued:
518	Emerson Electric Co.	$54,649
318	Generac Holdings, Inc.(a)	138,960
274	Plug Power, Inc.(a)	7,140
384	Regal-Beloit Corp.	57,377
129	Vertiv Holdings Co.	3,634
		337,078
Electronic Equipment, Instruments & Components (1.0%)
1,347	Amphenol Corp., Class A	103,221
586	CDW Corp.	117,557
2,933	Corning, Inc.	117,291
650	Keysight Technologies, Inc.(a)	116,597
1,207	Kimball Electronics, Inc.(a)	29,173
614	Sanmina Corp.(a)	24,241
9	Zebra Technologies Corp.(a)	5,284
		513,364
Energy Equipment & Services (0.2%)
523	Cactus, Inc., Class A	19,618
1,464	National Energy Services Reunited Corp.(a)	16,616
2,699	Schlumberger NV	75,680
		111,914
Entertainment (0.6%)
491	Activision Blizzard, Inc.	40,444
289	Madison Square Garden Entertainment Corp.(a)	23,175
111	Netflix, Inc.(a)	63,180
52	Spotify Technology SA(a)	12,186
245	Take-Two Interactive Software, Inc.(a)	39,499
626	The Walt Disney Co.(a)	113,494
2,689	Zynga, Inc., Class A(a)	23,797
		315,775
Equity Real Estate Investment Trusts (2.1%)
1,019	American Homes 4 Rent, Class A	42,737
125	American Tower Corp.	36,521
733	CareTrust REIT, Inc.	16,119
715	Crown Castle International Corp.	139,203
782	CubeSmart	41,837
871	Digital Reality Trust, Inc.	142,766
927	Duke Realty Corp.	48,677
5	Equinix, Inc.	4,217
394	Equity LifeStyle Properties, Inc.	33,518
314	Equity Residential	26,398
318	Extra Space Storage, Inc.	59,437
2,643	Getty Realty Corp.	83,598
646	Host Hotels & Resorts, Inc.(a)	10,698
1,317	Lamar Advertising Co.	149,914
304	Potlatch Deltic Corp.	15,793
427	Prologis, Inc.	57,500
108	PS Business Parks, Inc.	16,981
184	Public Storage	59,544
50	SBA Communications Corp.	17,948
245	SL Green Realty Corp.	17,170
318	Welltower, Inc.	27,834
		1,048,410
Food & Staples Retailing (0.7%)
455	BJ’s Wholesale Club Holdings, Inc.(a)	25,780
235	Costco Wholesale Corp.	107,040
334	Ingles Markets, Inc., Class A	22,675
1,257	Walmart, Inc.	186,162
		341,657
Food Products (0.4%)
94	Archer-Daniels-Midland Co.	5,640
39	Darling Ingredients, Inc.(a)	2,906

See notes to financial statements.

Schedule of Portfolio Investments	Active Core Fund
August 31, 2021	Continued

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Food Products, continued:
105	General Mills, Inc.	$6,070
397	Ingredion, Inc.	34,880
297	Kellogg Co.	18,753
159	Lamb Weston Holdings, Inc.	10,359
110	Lancaster Colony Corp.	19,496
1,038	Mondelez International, Inc., Class A	64,429
179	The Hershey Co.	31,808
141	The JM Smucker Co.	17,437
		211,778
Gas Utilities (0.1%)
158	Chesapeake Utilities Corp.	20,651
649	UGI Corp.	30,055
		50,706
Health Care Equipment & Supplies (2.1%)
1,492	Abbott Laboratories	188,544
360	Baxter International, Inc.	27,439
48	Becton Dickinson & Co.	12,082
218	Boston Scientific Corp.(a)	9,843
670	Danaher Corp.	217,187
480	Edwards Lifesciences Corp.(a)	56,246
706	Hill-Rom Holdings, Inc.	102,779
258	Hologic, Inc.(a)	20,421
124	IDEXX Laboratories, Inc.(a)	83,546
314	Inari Medical, Inc.(a)	25,704
19	Intuitive Surgical, Inc.(a)	20,018
1,075	Medtronic PLC	143,491
789	Quidel Corp.(a)	101,742
39	ResMed, Inc.	11,331
26	Stryker Corp.	7,205
32	Teleflex, Inc.	12,655
40	The Cooper Cos., Inc.	18,028
12	West Pharmaceutical Services, Inc.	5,419
		1,063,680
Health Care Providers & Services (1.7%)
233	AMN Healthcare Services, Inc.(a)	26,450
469	Anthem, Inc.	175,936
94	Chemed Corp.	44,810
388	CVS Health Corp.	33,519
33	HCA Healthcare, Inc.	8,348
1,164	InfuSystem Holdings, Inc.(a)	16,587
300	Joint Corp. (The)(a)	30,651
402	Laboratory Corp. of America Holdings(a)	121,959
174	Molina Healthcare, Inc.(a)	46,766
446	National Research Corp.	24,084
518	Owens & Minor, Inc.	19,311
512	Quest Diagnostics, Inc.	78,249
544	Select Medical Holdings Corp.	18,806
263	The Ensign Group, Inc.	21,479
459	UnitedHealth Group, Inc.	191,068
		858,023
Health Care Technology (0.3%)
52	Cerner Corp	3,970
656	Computer Programs & System, Inc.(a)	23,334
202	Teladoc Health, Inc.(a)	29,173
279	Veeva Systems, Inc.(a)	92,622
		149,099
Hotels, Restaurants & Leisure (1.8%)
253	Airbnb, Inc., Class A(a)	39,213
536	Darden Restaurants, Inc.	80,748
803	DraftKings, Inc., Class A(a)	47,610
113	Hilton Worldwide Holdings, Inc.(a)	14,109

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Hotels, Restaurants & Leisure, continued:
298	McDonald’s Corp.	$70,763
17,000	Norwegian Cruise Line Holdings, Ltd.(a)	439,280
1,454	Starbucks Corp.	170,830
177	Wingstop, Inc.	30,432
72	Yum China Holdings, Inc.	4,432
170	Yum! Brands, Inc.	22,275
		919,692
Household Durables (0.2%)
551	Garmin, Ltd	96,111
127	Lennar Corp., Class A	13,628
		109,739
Household Products (0.5%)
388	Central Garden & Pet Co.(a)	17,867
272	Church & Dwight Co., Inc.	22,756
471	Colgate-Palmolive Co	36,714
57	Kimberly-Clark Corp	7,855
132	The Clorox Co	22,183
909	The Procter & Gamble Co	129,433
		236,808
Independent Power and Renewable Electricity Producers (0.0%^)
888	AES Corp.	21,197
Industrial Conglomerates (0.7%)
1,097	3M Co	213,630
93	Carlisle Cos., Inc.	19,599
359	Honeywell International, Inc.	83,256
73	Roper Technologies, Inc.	35,279
		351,764
Insurance (1.0%)
217	Athene Holdings, Ltd., Class A(a)	14,532
336	Brighthouse Financial, Inc.(a)	16,451
130	Cincinnati Financial Corp.	16,042
617	FNF Group	30,128
2,604	Heritage Insurance Holdings	18,228
85	Marsh & McLennan Cos., Inc.	13,362
1,914	Prudential Financial, Inc.	202,654
335	The Allstate Corp.	45,319
159	The Hanover Insurance Group, Inc.	22,468
1,074	The Hartford Financial Services Group, Inc.	72,194
187	The Progressive Corp.	18,016
2,196	Unum Group	58,458
		527,852
Interactive Media & Services (2.4%)
126	Alphabet, Inc., Class A(a)	364,638
147	Alphabet, Inc., Class C(a)	427,658
1,001	Cargurus, Inc.(a)	30,410
983	Facebook, Inc., Class A(a)	372,931
475	Snap, Inc., Class A(a)	36,152
		1,231,789
Internet & Direct Marketing Retail (1.6%)
182	Amazon.com, Inc.(a)	631,684
226	eBay, Inc.	17,343
388	Etsy, Inc.(a)	83,909
460	Expedia Group, Inc.(a)	66,470
13	Wayfair, Inc., Class A(a)	3,650
		803,056
IT Services (1.9%)
443	Accenture PLC, Class A	149,096
678	Alliance Data Systems Corp.	66,518
95	Automatic Data Processing, Inc.	19,859
82	Booz Allen Hamilton Holding Corp.	6,717
64	Cognizant Technology Solutions Corp., Class A	4,884

See notes to financial statements.

Schedule of Portfolio Investments	Active Core Fund
August 31, 2021	Continued

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
IT Services, continued:
603	CSG Systems International, Inc.	$ 29,071
744	DXC Technology Co.(a)	27,320
279	Fidelity National Information Services, Inc.	35,648
103	Fiserv, Inc.(a)	12,132
1,456	Hackett Group, Inc. (The)	28,537
248	International Business Machines Corp.	34,804
21	Jack Henry & Associates, Inc.	3,704
189	Leidos Holdings, Inc.	18,543
390	MasterCard, Inc., Class A	135,030
69	Okta, Inc.(a)	18,188
185	Paychex, Inc.	21,177
200	Paypal Holdings, Inc.(a)	57,732
812	Teradata Corp.(a)	44,408
436	The Western Union Co	9,435
237	TTEC Holdings, Inc.	24,994
507	VeriSign, Inc.(a)	109,644
557	Visa, Inc., Class A	127,609
		985,050
Leisure Products (0.2%)
194	Hasbro, Inc.	19,072
588	Peloton Interactive, Inc., Class A(a)	58,912
		77,984
Life Sciences Tools & Services (1.1%)
171	Agilent Technologies, Inc.	30,005
15	Bio-Techne Corp.	7,487
70	Charles River Laboratories International, Inc.(a)	31,070
50	Illumina, Inc.(a)	22,858
493	Iqvia Holdings, Inc.(a)	128,047
128	Medpace Holdings, Inc.(a)	23,341
31	Mettler-Toledo International, Inc.(a)	48,138
380	Thermo Fisher Scientific, Inc.	210,881
125	Waters Corp.(a)	51,753
		553,580
Machinery (1.1%)
1,149	Allison Transmission Holdings, Inc.	42,490
56	Caterpillar, Inc.	11,809
36	Deere & Co.	13,609
355	DMC Global, Inc.(a)	14,260
148	Dover Corp.	25,805
1,747	Fortive Corp.	129,051
331	Graco, Inc.	25,957
1,749	Hillenbrand, Inc.	81,189
304	IDEX Corp.	68,096
183	Illinois Tool Works, Inc.	42,613
142	ITT, Inc.	13,585
174	Omega Flex, Inc.	26,448
74	Otis Worldwide Corp.	6,824
21	Parker-Hannifin Corp.	6,230
77	Snap-on, Inc.	17,321
21	Stanley Black & Decker, Inc.	4,059
336	The Timken Co.	24,710
269	The Toro Co.	29,574
		583,630
Marine (0.1%)
415	Matson, Inc.	32,856
Media (1.1%)
108	Altice USA, Inc., Class A(a)	2,963
396	AMC Networks, Inc., Class A(a)	18,822
6	Cable One, Inc.	12,597
4,600	Comcast Corp., Class A	279,128
1,101	DISH Network Corp., Class A(a)	47,993

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Media, continued:
5,778	Entravision Communications Corp., Class A	$ 40,273
396	TechTarget, Inc.(a)	33,494
1,393	TEGNA, Inc.	24,684
2,701	ViacomCBS, Inc., Class B	111,956
		571,910
Metals & Mining (0.4%)
568	Commercial Metals Co.	18,528
435	Newmont Mining Corp.	25,226
286	Nucor Corp.	33,622
472	Reliance Steel & Aluminum Co.	70,819
945	Rio Tinto PLC ADR	70,941
		219,136
Mortgage Real Estate Investment Trusts (0.2%)
5,044	AGNC Investment Corp.	82,268

Multiline Retail (0.3%)
205	Dollar General Corp.	45,697
344	Target Corp.	84,961
		130,658
Multi-Utilities (0.3%)
427	CenterPoint Energy, Inc.	10,713
333	MDU Resources Group, Inc.	10,713
290	NorthWestern Corp.	18,444
611	Public Service Enterprise Group, Inc.	39,067
3,369	Via Renewables, Inc.	37,733
377	WEC Energy Group, Inc.	35,619
		152,289
Oil, Gas & Consumable Fuels (1.5%)
1,981	Antero Midstream Corp.	19,037
105	Cheniere Energy, Inc.(a)	9,183
744	Chevron Corp.	71,997
864	Cimarex Energy Co.	55,486
1,207	ConocoPhillips	67,025
685	Diamondback Energy, Inc.	52,841
1,500	Dorian LPG, Ltd.(a)	19,830
33	EOG Resources, Inc.	2,228
560	EQT Corp.(a)	10,265
1,471	Exxon Mobil Corp.	80,199
300	Kinder Morgan, Inc.	4,881
1,501	Magnolia Oil & Gas Corp., Class A	23,536
2,557	Occidental Petroleum Corp.	65,689
1,950	ONEOK, Inc.	102,414
1,314	Phillips 66	93,412
397	Pioneer Natural Resources Co.	59,419
637	Renewable Energy Group, Inc.(a).	30,844
632	World Fuel Services Corp.	20,451
		788,737
Paper & Forest Products (0.1%)
407	Boise Cascade Co.	23,545
639	Clearwater Paper Corp.(a)	20,761
258	Louisiana-Pacific Corp.	16,368
		60,674
Personal Products (0.1%)
68	Medifast, Inc.	15,497
1,043	Nature’s Sunshine Products, Inc.	17,856
16	The Estee Lauder Cos., Inc., Class A	5,448
202	USANA Health Sciences, Inc.(a)	19,600
		58,401
Pharmaceuticals (1.5%)
689	Bristol-Myers Squibb Co.	46,067
1,015	Corcept Therapeutics, Inc.(a)	21,599
201	Eli Lilly & Co	51,916

See notes to financial statements.

Schedule of Portfolio Investments	Active Core Fund
August 31, 2021	Continued

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Pharmaceuticals, continued:
1,675	Innoviva, Inc.(a)	$ 25,561
2,124	Johnson & Johnson	367,728
863	Merck & Co., Inc.	65,838
2,175	Pfizer, Inc.	100,202
728	Supernus Pharmaceuticals, Inc.(a)	20,042
383	Zoetis, Inc.	78,346
		777,299
Professional Services (0.2%)
55	CoStar Group, Inc.(a)	4,661
138	FTI Consulting, Inc.(a)	19,280
34	IHS Markit, Ltd.	4,100
417	Kforce, Inc.	24,361
250	ManpowerGroup, Inc.	30,355
225	Robert Half International, Inc.	23,265
27	Verisk Analytics, Inc., Class A	5,448
		111,470
Real Estate Management & Development (0.3%)
1,005	ExpWorldHoldings,Inc.	46,079
984	Re/MAX Holdings, Inc.	32,954
961	Realogy Holdings Corp.(a)	16,866
859	The RMR Group, Inc., Class A	39,806
		135,705
Road & Rail (0.7%)
373	ArcBest Corp.	24,890
228	CSX Corp.	7,417
334	JB Hunt Transport Services, Inc.	59,252
24	Norfolk Southern Corp.	6,085
289	Old Dominion Freight Line, Inc.	83,440
139	Ryder System, Inc.	11,049
1,350	Uber Technologies, Inc.(a)	52,839
458	Union Pacific Corp.	99,313
		344,285
Semiconductors & Semiconductor Equipment (2.7%)
325	Advanced Micro Devices, Inc.(a)	35,984
1,183	Amkor Technology, Inc.	32,497
23	Analog Devices, Inc.	3,748
434	Applied Materials, Inc.	58,646
456	Broadcom, Inc.	226,728
30	Entegris, Inc.	3,604
1,279	Infineon Technologies AG ADR	54,473
1,964	Intel Corp.	106,174
203	Lam Research Corp.	122,778
119	Marvell Technology, Inc.	7,282
301	.Microchip Technology, Inc.	47,365
682	Micron Technology, Inc.(a)	50,263
748	NVIDIA Corp.	167,440
249	NXP Semiconductors NV	53,567
1,124	ON Semiconductor Corp.(a)	49,861
769	Qorvo, Inc.(a)	144,595
109	QUALCOMM, Inc.	15,989
670	Texas Instruments, Inc.	127,910
317	Xilinx, Inc.	49,322
		1,358,226
Software (4.5%)
287	Adobe, Inc.(a)	190,482
327	Alarm.com Holdings, Inc.(a)	27,576
691	Anaplan,Inc.(a)	41,446
191	AspenTechnology,Inc.(a)	24,735
1,009	Cadence Design Systems, Inc.(a)	164,951
292	Citrix Systems, Inc.	30,038
19	Crowdstrike Holdings, Inc., Class A(a)	5,339

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Software, continued:
199	DocuSign, Inc.(a)	$58,952
291	Everbridge, Inc.(a)	45,678
172	Fair Isaac Corp.(a)	79,075
204	Fortinet, Inc.(a)	64,289
394	Intuit, Inc.	223,047
351	Manhattan Associates, Inc.(a)	57,209
3,152	MicrosoftCorp.	951,526
517	Mimecast,Ltd.(a)	36,092
1,036	Oracle Corp.	92,339
261	Qualys, Inc.(a)	30,636
97	RingCentral, Inc., Class A(a)	24,469
33	salesforce.com, Inc.(a)	8,754
13	ServiceNow, Inc.(a)	8,367
233	Zendesk, Inc.(a)	28,799
210	Zoom Video Communications, Inc., Class A(a)	60,795
161	Zscaler,Inc.(a)	44,813
		2,299,407
Specialty Retail (1.7%)
177	Asbury Automotive Group, Inc.(a)	32,964
725	AutoNation, Inc.(a)	79,090
51	AutoZone, Inc.(a)	79,007
704	estBuyCo.,Inc.	82,023
792	Foot Locker, Inc.	44,898
163	Group 1 Automotive, Inc.	26,967
27	Lithia Motors, Inc., Class Class A	8,945
203	Lowe’s Cos., Inc.	41,390
680	OneWater Marine, Inc.	27,533
157	O’Reilly Automotive, Inc.(a)	93,271
238	Penske Automotive Group, Inc.	21,403
72	Ross Stores, Inc.	8,525
1,004	Shoe Carnival, Inc.	38,433
234	SleepNumberCorp.(a)	21,647
343	The Home Depot, Inc.	111,880
80	The TJX Cos., Inc.	5,818
50	Ulta Beauty, Inc.(a)	19,365
518	Williams-Sonoma, Inc.	96,711
133	Winmark Corp.	27,881
		867,751
Technology Hardware, Storage & Peripherals (1.5%)
4,555	Apple, Inc.	691,586
653	HP, Inc.	19,420
139	NetApp, Inc.	12,361
1,843	Pure Storage, Inc.(a)	47,605
		770,972
Textiles, Apparel & Luxury Goods (0.6%)
2,073	Hanesbrands, Inc.	38,724
141	Lululemon Athletica, Inc.(a)	56,424
324	NIKE, Inc., Class B	53,376
113	Ralph Lauren Corp.	13,123
1,599	VF Corp.	122,275
		283,922
Thrifts & Mortgage Finance (0.0%^)
456	Axos Financial,Inc.(a)	22,107

Tobacco (0.2%)
378	Altria Group, Inc.	18,987
596	Philip Morris International, Inc.	61,388
		80,375
Trading Companies & Distributors (0.5%)
754	Air Lease Corp.	29,964
94	Fastenal Co.	5,250
3,142	H&E Equipment Services, Inc.	106,985

See notes to financial statements.

Schedule of Portfolio Investments	Active Core Fund
August 31, 2021	Continued

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Trading Companies & Distributors, continued:
1,162	MSC Industrial Direct Co., Inc.	$ 97,852
63	Watsco, Inc.	17,540
		257,591
Water Utilities (0.1%)
234	American States Water Co.	21,577
107	American Water Works Co., Inc.	19,501
		41,078
Wireless Telecommunication Services (0.1%)
500	T-Mobile US, Inc.(a)	68,510
Total Common Stocks (Cost$16,279,079)		27,802,356

Asset Backed Securities (4.3%)
$200,000	Amur Equipment Finance Receivables IX LLC, Series 1A, Class C, 1.75%, 6/21/27, Callable 1/20/25 @ 100*(b)	202,199
142,667	CLI Funding VI LLC, Series 2020-3A, Class A, 2.07%, 10/18/45, Callable 11/18/22 @ 100*(b)	144,335
100,000	DataBank Issuer, Series 2021-1A, Class A2, 2.06%, 2/27/51, Callable 8/25/24 @ 100*(b)	100,381
193,000	DB Master Finance LLC, Series 2017-1A, Class A2I, 3.63%, 11/20/47, Callable 11/20/21 @ 100*(b)	194,282
199,500	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.66%, 4/25/51, Callable 10/25/25 @ 100*(b)	207,322
70,000	Sabey Data Center Issuer LLC, Series 2020-1, Class A2, 3.81%, 4/20/45, Callable 11/20/23 @ 100*(b)	74,410
110,448	Saxon Asset Securities Trust, Series 2003-3, Class A5, 4.36%, 12/25/33, Callable 9/25/21 @ 100*(c)(d)	110,726
195,000	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.54%, 2/25/44, Callable 2/25/23 @ 100*(b)	205,841
77,800	Taco Bell Funding LLC, Series 2018-1A, Class A2II, 4.94%, 11/25/48, Callable 11/25/25 @ 100*(b)	86,673
182,838	Textainer Marine Containers VIII, Ltd., Series 2A- A, Class A, 2.10%, 9/20/45, Callable 9/20/22 @ 100*(b)	185,671
192,917	Triton Container Finance VIII LLC, Series 2021- 1A, Class A, 1.86%, 3/20/46, Callable 4/20/23 @ 100*(b)	193,227
198,801	TRP-TRIP Rail Master Funding LLC, Series 2021- 2, Class A, 2.15%, 6/19/51, Callable 6/17/22 @ 100*(b)	200,003
48,096	UBS Commercial Mortgage Trust, Series 2018- C10, Class A1, 3.18%, 5/15/51, Callable 3/15/23@ 100*	49,018
129,037	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.10%, 5/15/46, Callable 5/15/29 @ 100*(b)	132,206
95,000	ZAXBY’S Funding LLC, Series 2021-1A, Class A2, 3.24%, 7/30/51, Callable 7/30/25 @ 100*(b)	97,525
Total Asset Backed Securities(Cost$2,149,661)		2,183,819

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities† (6.2%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.2%)
$148,403	Bear Stearns Alternative-A Trust, Series 2007-2, Class 2A1, 2.90%, 4/25/37, Callable 9/25/24 @ 100*(c)	$ 125,958
734	Deutsche Mortgage Securities, Inc., Series 2003- 4XS, Class A6A, 5.32%, 10/25/33, Callable 9/25/21 @ 100*(c)(d)	736
		126,694
Alt-A - Fixed Rate Mortgage Backed Securities (0.8%)
30,117	Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.50%, 11/25/35, Callable 9/25/21 @ 100*	29,945
45,558	Citi Mortgage Alternative Loan Trust, Series 2007-A2, Class 1A5, 6.00%, 2/25/37, Callable 1/25/22@ 100*	46,435
20,060	Countrywide Alternative Loan Trust, Series 2005- 53T2, Class 2A4, 5.50%, 11/25/35, Callable 8/25/22@ 100*	14,416
3,484	Countrywide Alternative Loan Trust, Series 2006- 8T1, Class 2A3, 5.50%, 4/25/36, Callable 9/25/21@ 100*	3,326
8,662	Countrywide Alternative Loan Trust, Series 2006- 41CB, Class 2A4, 6.00%, 1/25/37, Callable 9/25/21@ 100*	6,582
12,627	Countrywide Alternative Loan Trust, Series 2004-J2, Class 2A1, 6.50%, 3/25/34, Callable 9/25/21@ 100*	12,905
57,384	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 4.93%, 6/25/36, Callable 9/25/21 @ 100*(c)	57,375
3,380	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34, Callable 9/25/21 @ 100*	3,526
17,736	Master Alternative Loans Trust, Series 2004-8, Class 5A1, 6.00%, 9/25/34, Callable 9/25/21 @ 100*	18,393
59,213	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34, Callable 9/25/21 @ 100*	60,060
12,627	Nomura Asset Acceptance Corp., Series 2005- AP1, Class 2A5, 5.36%, 2/25/35, Callable 9/25/21 @ 100*(c)(d)	12,938
14,280	Nomura Asset Acceptance Corp., Series 2005- AP2, Class A5, 5.48%, 5/25/35, Callable 9/25/21 @ 100*(c)(d)	9,442
137,917	Nomura Asset Acceptance Corp., Series 2006- AF1, Class 1A2, 6.16%, 5/25/36, Callable 9/25/21 @ 100*(c)	43,247
6,667	Residential Accredit Loans, Inc., Series 2006- QS5, Class A9, 6.00%, 5/25/36, Callable 9/25/21@ 100*	6,370
51,081	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35, Callable 9/25/21@ 100*	40,957
32,201	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36, Callable 10/25/21@ 100*	20,067
26,713	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5, Class CB14, 5.50%, 7/25/35, Callable 9/25/21 @ 100*	26,625
		412,609

See notes to financial statements.

Schedule of Portfolio Investments	Active Core Fund
August 31, 2021	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities (0.9%)
$5,882	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A2, 3.36%, 9/25/34, Callable 9/25/21 @ 100*(c)	$5,755
5,967	Chase Mortgage Finance Corp., Series 2007-A2, Class 10A1, 2.88%, 7/25/37, Callable 9/25/21 @ 100*(c)	5,572
100,000	GS Mortgage-Backed Securities Trust, Series 2021-GR2, Class A6, 2.50%, 2/25/52, Callable 9/25/33 @ 100*(b)(c)	102,478
228,916	LSTAR Securities Investment, Ltd., Series 2019-4, Class A1, 2.60% (US0001M + 150 bps), 5/1/24(b)	227,214
50,000	Mello Warehouse Securitization Trust, Series 2021-1, Class A, 0.79% (US0001M + 70 bps), 2/25/55, Callable 2/25/24 @ 100*(b)	50,000
50,000	Mello Warehouse Securitization Trust, Series 2020-2, Class C, 1.38% (US0001M + 130 bps), 11/25/53, Callable 12/25/23 @ 100*(b)	49,853
		440,872
Prime Fixed Mortgage Backed Securities (0.7%)
154,548	American Home Mortgage Investment Trust, Series 2005-2, Class 5A4C, 5.91%, 9/25/35, Callable 9/25/21 @ 100*(c)(d)	110,678
15,633	Banc of America Funding Trust, Series 2006-4, Class A14, 6.00%, 7/25/36, Callable 4/25/36 @ 100*	14,838
23,484	CHL Mortgage Pass-Through Trust, Series 2005-22, Class 2A1, 2.58%, 11/25/35, Callable 9/25/21 @ 100*(c)	22,399
7,747	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.58%, 5/25/35, Callable 9/25/21 @ 100*(c)	7,840
63,516	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A2, 6.50%, 7/25/34, Callable 9/25/21@ 100*	66,619
17,999	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35, Callable 9/25/21 @ 100*	18,283
26,264	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37, Callable 9/25/21 @ 100*	16,634
42,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 2A1, 5.50%, 2/25/35, Callable 9/25/21 @ 100	40,480
20,864	Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 3A1, 6.50%, 3/25/36, Callable 9/25/21 @ 100*	6,910
10,520	Flagstar Mortgage Trust, Series 2019-2, Class A3, 3.50%, 12/25/49, Callable 5/25/24 @ 100*(b) (c	10,530
25,201	Galton Funding Mortgage Trust, Series 2017-1, Class A21, 3.50%, 7/25/56, Callable 4/25/23 @ 100*(b)(c	25,477
10,259	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 1/25/36, Callable 9/25/21 @ 100*	10,709
9,730	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A7, 7.00%, 11/25/31, Callable 9/25/21 @ 100	9,849

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$4,971	Wells Fargo Mortgage Backed Securities Trust, Series 2019-4, Class A3, 3.50%, 9/25/49, Callable 5/25/23 @ 100*(b)(c)	$4,969
		366,215
Subprime Mortgage Backed Securities (0.4%)
66,267	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, 10/25/57, Callable 9/25/26 @ 100*(b)(c)	67,490
40,689	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, 1/25/58, Callable 7/25/24 @ 100*(b)(c)	41,589
83,947	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58, Callable 11/25/25 @ 100*(b)(c)	86,453
		195,532
U.S. Government Agency Mortgage Backed Securities (3.2%)
37,728	Fannie Mae, Series 2013-68, Class 10A1, 1.00%, 3/25/42	37,365
36,007	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	36,848
78,534	Fannie Mae, Series 2013-23, Class AB, 2.00%, 2/25/43	81,231
70,177	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(c)	72,461
47,436	Fannie Mae, Series 2011-146, Class HE, 2.50%, 10/25/41	48,897
52,388	Fannie Mae, Series 2017-43, Class PA, 2.50%, 6/25/47	54,908
32,825	Fannie Mae, Series 2010-99, Class JU, 3.00%, 8/25/40	34,078
23,156	Fannie Mae, Series 2011-118, Class 10A1, 3.00%,11/25/41	24,752
16,202	Fannie Mae, Series 2015-46, Class MD, 3.00%, 5/25/43	16,325
59,369	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	62,744
197,119	Fannie Mae, Series 2018-M12, Class A1, 3.55%, 2/25/30	220,483
154,466	Fannie Mae, Series 2018-M13, Class A1, 3.82%, 3/25/30(c)	175,205
10,170	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	10,773
10,647	Fannie Mae, 4.50%, 4/1/35, Pool #814522	11,771
12,275	Fannie Mae, 5.50%, 10/1/35, Pool #838584	13,689
799	Fannie Mae, 6.00%, 5/1/35, Pool #357778	909
3,000	Fannie Mae, Series 1999-18, Class LL, 6.50%, 4/18/29	3,350
20,437	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	20,820
7,746	Freddie Mac, 1.89% (H15T1Y + 172 bps), 6/1/28, Pool #605508	7,786
30,247	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	30,990
43,860	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	45,119
61,033	Freddie Mac, Series 4395, Class PA, 2.50%, 4/15/37	63,803
51,404	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	54,488
57,816	Freddie Mac, Series 4348, Class A, 3.00%, 6/15/39	61,095

See notes to financial statements.

Schedule of Portfolio Investments	Active Core Fund
August 31, 2021	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$74,272	Freddie Mac, Series 4486, Class PA, 3.00%, 3/15/44	$76,562
112,505	Freddie Mac, Series 4668, Class KA, 3.00%, 1/15/55	119,033
36,779	Freddie Mac, Series 4683, Class PD, 3.00%, 4/15/46	37,419
891	Freddie Mac,5.50%,1/1/35,Pool#A30935	1,031
2,667	Freddie Mac, Series 2302, Class J, 6.50%, 4/15/31	3,016
3,355	Freddie Mac, Series 1443, Class I, 7.50%, 12/15/22, Callable 9/15/21 @ 100*	3,457
33	Government National Mortgage Assoc., Series 2013-104, Class DC, 2.00%, 4/20/40	33
66,530	Government National Mortgage Assoc., Series 2013-69, 2.00%, 9/20/42	69,334
60,874	Government National Mortgage Assoc., Series 2020-5,Class PE, 3.00%, 9/20/49	62,301
32,301	Government National Mortgage Assoc., Series 2019-85, Class MP, 3.50%, 6/20/49	33,537
483	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	535
34,500	Government National Mortgage Assoc., 6.31%, 3/20/33, Pool #612258	38,116
3,697	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	4,037
		1,638,301
Total Mortgage Backed Securities (Cost $3,139,180)		3,180,223
Corporate Bonds (12.7%)
Aerospace & Defense (0.6%)
275,000	Boeing Co. (The), 3.25%, 2/1/28, Callable 12/1/27@ 100*	295,057
Airlines (0.4%)
166,946	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.88%, 4/15/29	186,252
Banks (2.0%)
440,000	Bank of America Corp., 3.55% (US0003M + 78 bps), 3/5/24, Callable 3/5/23 @ 100*	459,468
255,000	JPMorgan Chase & Co., 2.52% (SOFR + 204 bps), 4/22/31, Callable 4/22/30 @ 100*	263,924
250,000	Wells Fargo & Co., 3.00%, 10/23/26	270,338
		993,730
Capital Markets (0.9%)
2,114	GAMCO Investors, Inc., 4.00%, 6/15/23, Callable 10/8/21@ 100*	2,114
250,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100 *	272,186
200,000	LSEGA Financing PLC, 1.38%, 4/6/26, Callable 3/6/26@ 100*(b)	200,840
		475,140
Consumer Finance (0.4%)
200,000	Toyota Motor Credit Corp., 1.35%, 8/25/23	203,828
Diversified Financial Services (0.3%)
160,000	National Rural Utilities Cooperative Finance Corp., 3.25%,11/1/25, Callable 8/1/25@ 100*	173,692
Diversified Telecommunication Services (0.7%)
328,000	AT&T, Inc., 3.50%, 9/15/53, Callable 3/15/53 @ 100 *(b)	336,278
Electric Utilities (0.9%)
210,000	Entergy Mississippi LLC, 3.25%, 12/1/27, Callable 9/1/27 @ 100 *	227,942

Shares or Principal Amount	Security Description	Value
Corporate Bonds, continued:
Electric Utilities, continued:
$200,000	Southern California Edison Co., 3.50%, 10/1/23, Callable 7/1/23 @ 100 *	$ 210,864
		438,806
Entertainment (0.3%)
155,000	The Walt Disney Co., 2.00%, 9/1/29, Callable 6/1/29@ 100*	158,056

Health Care Providers & Services (1.6%)
225,000	Advocate Health & Hospitals Corp., 2.21%, 6/15/30, Callable 3/15/30 @ 100 *	231,625
130,000	Ascension Health, Series B, 2.53%, 11/15/29, Callable 8/15/29 @ 100 *	137,562
215,000	Partners Healthcare Syst, Inc., Series 2020, 3.19%, 7/1/49, Callable 1/1/49 @ 100 *	231,298
180,000	Sutter Health, 3.70%, 8/15/28, Callable 5/15/28 @ 100*	202,745
		803,230
Hotels, Restaurants & Leisure (1.2%)
290,000	Hyatt Hotels Corp., 4.38%, 9/15/28, Callable 6/15/28@ 100*	317,197
85,000	Royal Caribbean Cruises, 5.25%, 11/15/22	87,019
190,000	Starbucks Corp., 3.75%, 12/1/47, Callable 6/1/47 @ 100*	212,218
		616,434
Insurance (0.4%)
200,000	Jackson National Life Global Funding, 2.65%, 6/21/24 (b)	209,898
Internet & Direct Marketing Retail (0.4%)
200,000	Expedia Group, Inc., 3.80%, 2/15/28, Callable 11/15/27@ 100*	216,436
Multiline Retail (0.4%)
185,000	Target Corp., 2.25%, 4/15/25, Callable 3/15/25 @ 100*	194,511
Oil, Gas & Consumable Fuels (0.4%)
180,000	Marathon Oil Corp., 4.40%, 7/15/27, Callable 4/15/27@ 100*	203,478
Semiconductors & Semiconductor Equipment (0.9%)
335,000	Broadcom, Inc., 4.15%, 11/15/30, Callable 8/15/30@ 100*	376,894
70,000	Intel Corp., 3.25%, 11/15/49, Callable 5/15/49 @ 100*	74,674
		451,568
Specialty Retail (0.5%)
220,000	Lowe’s Cos., Inc., 4.50%, 4/15/30, Callable 1/15/30@ 100*	261,180
Technology Hardware, Storage & Peripherals (0.4%)
200,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100*	221,281
Total Corporate Bonds (Cost $6,171,804)		6,438,855

Taxable Municipal Bonds (6.8%)
Massachusetts (0.5%)
250,000	Massachusetts State College Building Authority Revenue, Series C, 2.44%, 5/1/28, ST APPROP	266,929
Michigan (1.4%)
240,000	County of Jackson Michigan, GO, 3.73%, 12/1/30, Continuously Callable @ 100	264,862
210,000	Houghton-Portage Township School District, GO, Series B, 2.70%, 5/1/25, Insured by: Q-SBLF	223,101

See notes to financial statements.

Schedule of Portfolio Investments	Active Core Fund
August 31, 2021	Concluded

Shares or Principal Amount	Security Description	Value
Taxable Municipal Bonds, continued:
Michigan, continued:
$200,000	Michigan State Housing Development Authority Revenue, Series B, 2.96%, 12/1/35, Continuously Callable @ 100	$207,490
		695,453
New York (0.5%)
225,000	New York City Housing Development Corp. Revenue, Class L, 2.79%, 5/1/28, Continuously Callable @ 100	239,171
Ohio (0.7%)
330,000	County of Cuyahoga Ohio Revenue, 3.48%, 7/1/32, Continuously Callable @ 100	360,742
Oklahoma (0.8%)
200,000	The University of Oklahoma Revenue, 1.88%, 7/1/28	205,897
200,000	The University of Oklahoma Revenue, Series C, 2.45%, 7/1/32, Continuously Callable @ 100	206,100
		411,997
Rhode Island (0.5%)
225,000	Rhode Island Convention Center Authority Revenue, 3.15%, 5/15/25	242,581
Texas (1.4%)
360,000	County of Burnet Texas, GO, 4.20%, 3/1/34, Pre- refunded 3/1/24 @ 100	392,852
350,000	Schertz-Cibolo-Universal City Independent School District, GO, 0.93%, 2/1/26, PSF-GTD	351,028
		743,880
Utah (0.5%)
250,000	Utah Transit Authority Revenue, 2.04%, 12/15/31, Continuously Callable @ 100	255,809

Shares or Principal Amount	Security Description	Value
Taxable Municipal Bonds, continued:
Washington (0.5%)
$250,000	Pierce County School District No 10 Tacoma, GO, 1.73%, 12/1/31, SCH BD GTY	$253,051
	Total Taxable Municipal Bonds (Cost$3,309,326)	3,469,613

U.S. Government Agency Securities (1.1%)
Federal Home Loan Banks
350,000	0.63%, 8/26/26, Callable 11/26/21 @ 100 *(c)	349,632
200,000	1.30%, 3/17/27, Callable 9/17/21 @ 100 *	200,095
	Total U.S. Government Agency Securities (Cost $550,000)	549,727

U.S. Treasury Obligations (6.4%)
U.S. Treasury Notes
667,000	1.13%,2/15/31	658,350
1,189,000	1.38%,10/15/22	1,205,906
597,000	2.00%,4/30/24	623,515
704,000	2.25%,2/15/27	756,745
	Total U.S. Treasury Obligations (Cost $3,185,650)	3,244,516

Investment Companies (4.4%)
19,002	iShares MSCI EAFE Index Fund ETF	1,532,321
14,000	iShares MSCI Eurozone ETF	711,620
	Total Investment Companies (Cost $1,514,811)	2,243,941

Investment in Affiliates (2.5%)
830,230	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(e)	830,230
52,409	Cavanal Hill World Energy Fund, Institutional Shares	466,057
	Total Investmentin Affiliates (Cost $1,319,765)	1,296,287

	Total Investments (Cost $37,619,276)(f) - 99.0%	50,409,337
	Other assets in excess of liabilities — 1.0%	492,287
	Net Assets - 100.0%	$50,901,624

(a)	Non-income producing security.

(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(c)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2021.

(d)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2021.

(e)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2021.

(f)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

^	Represent less than 0.05%.

†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

GO	General Obligation

H15T1Y	1 Year Treasury Constant Maturity Rate

LIBOR	London Interbank Offered Rate

PSF-GTD	Public School Fund Guaranteed

Q-SBLF	Qualified School Bond Loan Fund

REIT	Real Estate Investment Trust

SCH BD GTY	School Board Guaranty

SOFR	Secured Overnight Financing Rate

US0001M	1 Month US Dollar LIBOR

US0003M	3 Month US Dollar LIBOR

See notes to financial statements.

Schedule of Portfolio Investments	Mid Cap Diverse Leadership Fund
August 31, 2021

Shares	Security Description	Value
Common Stocks (95.9%)
Airlines (1.4%)
591	American Airlines Group, Inc.(a)	$11,785
500	JetBlue Airways Corp.(a)	7,565
		19,350
Auto Components (1.8%)
209	Borg Warner, Inc.	8,920
267	Gentex Corp.	8,224
47	Lear Corp.	7,517
		24,661
Banks (2.0%)
94	East West Bancorp, Inc.	6,894
21	SVB Financial Group(a)	11,749
85	Western Alliance Bancorp	8,293
		26,936
Biotechnology (1.0%)
61	Exact Sciences Corp.(a)	6,367
32	Neurocrine Biosciences, Inc.(a)	3,046
56	Sarepta Therapeutics, Inc.(a)	4,375
		13,788
Capital Markets (3.5%)
91	LPL Financial Holdings, Inc.	13,454
38	MSCI, Inc., Class A	24,114
52	Nasdaq, Inc.	10,181
		47,749
Chemicals (3.5%)
101	Albemarle Corp.	23,911
239	Axalta Coating Systems, Ltd.(a)	7,299
45	Celanese Corp., Class A	7,137
327	The Mosaic Co.	10,523
		48,870
Commercial Services & Supplies (0.4%)
77	Stericycle, Inc.(a)	5,359
Communications Equipment (1.2%)
44	Arista Networks,Inc.(a)	16,259
Construction & Engineering (1.2%)
167	Quanta Services, Inc.	17,051
Construction Materials (0.7%)
55	Vulcan Materials Co.	10,226
Consumer Finance (0.7%)
186	Synchrony Financial	9,253
Containers & Packaging (1.4%)
50	Aptar Group, Inc.	6,740
181	Berry Global Group, Inc.(a)	12,158
		18,898
Diversified Consumer Services (0.4%)
135	Terminix Global Holdings, Inc.(a)	5,620
Diversified Financial Services (0.5%)
108	Voya Financial, Inc.	7,018
Diversified Telecommunication Services (0.1%)
141	Lumen Technologies, Inc.	1,734
Electric Utilities (1.1%)
45	Alliant Energy Corp.	2,735
316	PPL Corp.	9,275
53	Xcel Energy, Inc.	3,644
		15,654
Electrical Equipment (2.9%)
50	Acuity Brands, Inc.	9,227
33	Generac Holdings, Inc.(a)	14,420
181	nVent Electric PLC	6,219
67	Regal-Beloit Corp.	10,011
		39,877
Electronic Equipment, Instruments & Components (1.9%)
134	CDW Corp.	26,882

Shares	Security Description	Value
Common Stocks, continued:
Energy Equipment & Services (2.3%)
1,406	Baker Hughes Co.	$32,029
Entertainment (1.0%)
42	Take-Two Interactive Software, Inc.(a)	6,771
862	Zynga, Inc., Class A(a)	7,629
		14,400
Equity Real Estate Investment Trusts (7.2%)
233	Cube Smart	12,465
299	Duke Realty Corp.	15,700
130	Equity LifeStyle Properties, Inc.	11,059
88	Extra Space Storage, Inc.	16,448
84	Lamar Advertising Co.	9,562
82	SL Green Realty Corp.	5,747
638	VICI Properties, Inc.	19,721
99	Welltower, Inc.	8,665
		99,367
Food Products (0.9%)
72	Ingredion, Inc.	6,326
39	Kellogg Co	2,462
51	Lamb Weston Holdings, Inc.	3,323
		12,111
Health Care Equipment & Supplies (5.6%)
75	Hill-Rom Holdings, Inc.	10,918
180	Hologic, Inc.(a)	14,247
29	IDEXX Laboratories, Inc.(a)	19,539
28	Teleflex, Inc.	11,073
48	West Pharmaceutical Services, Inc.	21,678
		77,455
Health Care Providers & Services (0.8%)
40	Molina Healthcare, Inc.(a)	10,751
Hotels, Restaurants & Leisure (2.9%)
90	Darden Restaurants, Inc.	13,559
211	Hilton Worldwide Holdings, Inc.(a)	26,345
		39,904
Household Products (1.0%)
87	Church & Dwight Co., Inc.	7,278
40	The Clorox Co.	6,722
		14,000
Independent Power and Renewable Electricity Producers (0.5%)
275	AES Corp.	6,564
Insurance (3.0%)
105	Brighthouse Financial, Inc.(a)	5,141
191	FNF Group	9,326
24	Reinsurance Group of America, Inc.	2,780
31	The Hanover Insurance Group, Inc.	4,381
115	The Hartford Financial Services Group, Inc.	7,730
450	Unum Group	11,979
		41,337
Internet & Direct Marketing Retail (2.3%)
144	Etsy, Inc.(a)	31,141
IT Services (6.6%)
202	Alliance Data Systems Corp.	19,818
160	Booz Allen Hamilton Holding Corp.	13,106
240	DXC Technology Co.(a)	8,813
93	Leidos Holdings, Inc.	9,124
49	MongoDB, Inc.(a)	19,200
22	Okta, Inc.(a)	5,799
72	Science Applications International Corp.	6,064
169	Teradata Corp.(a)	9,243
Leisure Products (0.4%)		91,167
60	Hasbro, Inc.	5,899
Life Sciences Tools & Services (2.7%)
23	Charles River Laboratories International, Inc.(a)	10,208

See notes to financial statements.

Schedule of Portfolio Investments	Mid Cap Diverse Leadership Fund
August 31, 2021	Concluded

Shares	Security Description	Value
Common Stocks, continued:
Life Sciences Tools & Services, continued:
7	Mettler-Toledo International, Inc.(a)	$10,870
40	Waters Corp.(a)	16,561
		37,639
Machinery (2.7%)
204	Allison Transmission Holdings, Inc.	7,544
105	Graco, Inc.	8,234
25	IDEX Corp.	5,600
100	The Timken Co.	7,354
82	The Toro Co.	9,015
		37,747
Media (0.6%)
4	Cable One, Inc.	8,398
Mortgage Real Estate Investment Trusts (2.5%)
1,857	AGNC Investment Corp.	30,288
452	Annaly Capital Management, Inc.	3,928
		34,216
Multiline Retail (0.4%)
179	Nordstrom, Inc.(a)	5,121
Multi-Utilities (1.4%)
107	MDU Resources Group, Inc.	3,442
121	Public Service Enterprise Group, Inc.	7,737
83	WEC Energy Group, Inc.	7,842
		19,021
Oil, Gas & Consumable Fuels (1.5%)
1,050	EQT Corp.(a)	19,247
31	ONEOK, Inc.	1,628
		20,875
Personal Products (0.8%)
1,097	Coty, Inc.(a)	10,718
Professional Services (1.7%)
44	ManpowerGroup, Inc.	5,343
515	Nielsen Holdings PLC	11,052
71	Robert Half International, Inc.	7,341
		23,736
Road & Rail (1.8%)
88	Old Dominion Freight Line, Inc.	25,407
Semiconductors & Semiconductor Equipment (3.7%)
277	Cree, Inc.(a)	23,539

Shares	Security Description	Value
Common Stocks, continued:
Semiconductors & Semiconductor Equipment, continued:
360	ON Semiconductor Corp.(a)	$15,970
79	Xilinx, Inc.	12,292
		51,801
Software (5.9%)
77	Citrix Systems, Inc.	7,921
23	DocuSign, Inc.(a)	6,814
64	Fortinet, Inc.(a)	20,169
53	Manhattan Associates, Inc.(a)	8,638
75	New Relic, Inc.(a)	5,998
104	Proofpoint, Inc.(a)	18,294
51	Zscaler, Inc.(a)	14,195
		82,029
Specialty Retail (2.8%)
7	AutoZone, Inc.(a)	10,844
247	Foot Locker, Inc.	14,002
24	O’Reilly Automotive, Inc.(a)	14,258
		39,104
Technology Hardware, Storage & Peripherals (2.8%)
164	HP, Inc.	4,878
536	Western Digital Corp.(a)	33,875
		38,753
Textiles, Apparel & Luxury Goods (3.2%)
666	Hanesbrands, Inc.	12,441
81	Lululemon Athletica, Inc.(a)	32,414
		44,855
Trading Companies & Distributors (0.7%)
132	Air Lease Corp.	5,246
60	MSC Industrial Direct Co., Inc.	5,052
		10,298
Water Utilities (0.5%)
34	American Water Works Co., Inc.	6,196
Total Common Stocks (Cost $1,010,527)		1,327,224

Investment in Affiliates (2.6%)
36,118	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(b)	36,118
Total Investment in Affiliates (Cost $36,118)		36,118
Total Investments (Cost $1,046,645)(c) - 98.5%		1,363,342
Other assets in excess of liabilities — 1.5%		20,811
Net Assets - 100.0%		$1,384,153

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2021.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

See notes to financial statements.

Schedule of Portfolio Investments	Opportunistic Fund
August 31, 2021

Shares or Principal Amount	Security Description	Value
Common Stocks (77.9%)
Aerospace & Defense (2.5%)
29,411	Parsons Corp.(a)	$1,042,032
4,063	The Boeing Co.(a)	891,828
		1,933,860
Banks (2.0%)
9,956	JPMorgan Chase & Co.	1,592,462
Biotechnology (3.5%)
12,896	AbbVie, Inc.	1,557,579
3,400	Biogen, Inc.(a)	1,152,294
		2,709,873
Capital Markets (1.4%)
10,875	Morgan Stanley	1,135,676
Communications Equipment (1.5%)
4,745	Motorola Solutions, Inc.	1,158,824
Construction & Engineering (1.7%)
19,710	AECOM(a)	1,292,188
Electronic Equipment, Instruments & Components (1.5%)
29,093	Corning, Inc.	1,163,429
Food & Staples Retailing (3.1%)
14,950	Sysco Corp.	1,190,768
8,155	Walmart, Inc.	1,207,755
		2,398,523
Health Care Equipment & Supplies (4.4%)
9,992	Abbott Laboratories	1,262,689
13,595	Inari Medical, Inc.(a)	1,112,887
8,155	Medtronic PLC	1,088,529
		3,464,105
Hotels, Restaurants & Leisure (1.6%)
8,118	Airbnb, Inc., Class A(a)	1,258,209
Industrial Conglomerates (1.5%)
5,978	3M Co.	1,164,156
Interactive Media & Services (4.5%)
5,859	Facebook, Inc., Class A(a)	2,222,787
34,000	Vimeo, Inc.(a)	1,296,080
		3,518,867
Internet & Direct Marketing Retail (5.0%)
1,120	Amazon.com, Inc.(a)	3,887,285
IT Services (1.7%)
3,887	Accenture PLC, Class A	1,308,209
Life Sciences Tools & Services (1.4%)
44,195	Stevanato Group SpA(a)	1,094,268
Machinery (1.6%)
13,595	Westinghouse Air Brake Technologies Corp.	1,220,695
Media (2.1%)
26,779	Comcast Corp., Class A	1,624,950
Metals & Mining (1.5%)
30,525	Haynes International, Inc.	1,198,106
Oil, Gas & Consumable Fuels (2.6%)
47,919	BP PLC ADR	1,172,099
13,943	Marathon Petroleum Corp.	826,401
		1,998,500
Pharmaceuticals (5.3%)
252,542	MediWound, Ltd.(a)	919,253
16,995	Merck & Co., Inc.	1,296,548
30,595	Organon & Co.	1,036,865
19,715	Pfizer, Inc.	908,270
		4,160,936
Real Estate Management & Development (1.9%)
79,811	Cushman & Wakefield PLC(a)	1,447,771
Road & Rail (2.5%)
18,630	Uber Technologies, Inc.(a)	729,178

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Road & Rail, continued:
5,504	Union Pacific Corp.	$1,193,488
		1,922,666
Semiconductors & Semiconductor Equipment (2.6%)
9,282	NXP Semiconductors NV	1,996,837
Software (9.7%)
44,090	American Software, Inc., Class A	1,118,563
26,085	Anaplan, Inc.(a)	1,564,578
48,918	Dropbox, Inc., Class A(a)	1,551,190
67,864	E2open Parent Holdings, Inc.(a)	810,296
5,440	Everbridge, Inc.(a)	853,917
5,435	Microsoft Corp.	1,640,718
		7,539,262
Technology Hardware, Storage & Peripherals (7.9%)
21,242	Apple, Inc.	3,225,173
15,285	NetApp, Inc.	1,359,295
59,754	Pure Storage, Inc.(a)	1,543,446
		6,127,914
Textiles, Apparel & Luxury Goods (1.5%)
2,720	Deckers Outdoor Corp.(a)	1,138,184
Wireless Telecommunication Services (1.4%)
8,155	T-Mobile US, Inc.(a)	1,117,398
Total Common Stocks (Cost $54,838,984)		60,573,153

Corporate Bonds (17.3%)
Airlines (2.8%)
$1,851,000	Delta Air Lines, Inc., 7.38%, 1/15/26, Callable 12/15/25 @ 100 *	2,179,448
Hotels, Restaurants & Leisure (4.7%)
1,161,000	Marriott International, Inc., 3.13%, 6/15/26, Callable 3/15/26 @ 100 *	1,240,474
2,079,000	Royal Caribbean Cruises, Ltd., 7.50%, 10/15/27	2,413,802
		3,654,276
Machinery (2.3%)
1,554,000	Wabtec Corp., 4.95%, 9/15/28, Callable 6/15/28 @ 100 *	1,812,080
Oil, Gas & Consumable Fuels (7.5%)
1,280,000	Hess Corp., 4.30%, 4/1/27, Callable 1/1/27 @ 100 *	1,422,326
2,041,000	HollyFrontier Corp., 5.88%, 4/1/26, Callable 1/1/26 @ 100 *	2,343,175
2,057,000	Matador Resources Co., 5.88%, 9/15/26, Callable 9/23/21 @ 104 *	2,069,136
		5,834,637
Total Corporate Bonds (Cost $12,793,724)		13,480,441

Investment Companies (1.5%)
40,785	Global X Autonomous & Electric Vehicles ETF	1,172,161
Total Investment Companies (Cost $1,165,193)		1,172,161

Investment in Affiliates (1.7%)
1,326,656	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(b)	1,326,656
Total Investment in Affiliates (Cost $1,326,656)		1,326,656

Total Investments (Cost $70,124,557)(c) - 98.4%		76,552,411
Other assets in excess of liabilities — 1.6%		1,257,977
Net Assets - 100.0%		$77,810,388

See notes to financial statements.

Schedule of Portfolio Investments	Opportunistic Fund
August 31, 2021	Concluded

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2021.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund

See notes to financial statements.

Schedule of Portfolio Investments	World Energy Fund
August 31, 2021

Shares or
Principal
Amount	Security Description	Value
Common Stocks (92.3%)
Auto Components (1.6%)
3,000	Aptiv PLC(a)	$456,570
Automobiles (2.0%)
11,500	General Motors Co.(a)	563,615
Chemicals (2.0%)
34,000	Umicore SA ADR	556,240
Electric Utilities (0.5%)
42	ALLETE, Inc.	2,832
22	American Electric Power Co., Inc.	1,971
316	Duke Energy Corp.	33,073
31	Evergy, Inc.	2,122
62	Fortis, Inc.	2,841
874	NextEra Energy, Inc.	73,407
30	Otter Tail Corp.	1,646
25	Pinnacle West Capital Corp.	1,922
443	The Southern Co.	29,118
		148,932
Electrical Equipment (2.6%)
13,300	Sunrun, Inc.(a)	588,525
10,000	Vestas Wind Systems A/S ADR	134,700
		723,225
Energy Equipment & Services (11.7%)
42,000	Baker Hughes Co.	956,760
45,053	Halliburton Co.	900,159
381	Helmerich & Payne, Inc.	10,257
43,125	Schlumberger NV	1,209,225
9,009	Tenaris SA ADR	181,261
		3,257,662
Gas Utilities (0.0%^)
45	Atmos Energy Corp.	4,388
20	Chesapeake Utilities Corp.	2,614
49	National Fuel & Gas Co.	2,539
30	Northwest Natural Holding Co.	1,544
27	Southwest Gas Holdings, Inc.	1,898
		12,983
Independent Power and Renewable Electricity Producers (0.1%)
188	AES Corp.	4,488
152	Atlantica Yield PLC	5,717
114	NRG Energy, Inc.	5,206
63	Ormat Technologies, Inc.	4,481
70	Sunnova Energy International, Inc.(a)	2,534
138	Vistra Corp.	2,634
		25,060
Metals & Mining (3.0%)
11,500	Freeport-McMoRan, Inc.	418,485
5,500	Rio Tinto PLC ADR	412,885
		831,370
Multi-Utilities (0.6%)
19	Consolidated Edison, Inc.	1,433
810	Dominion Resources, Inc.	63,050
32	DTE Energy Co.	3,851
259	MDU Resources Group, Inc.	8,332
940	National Grid PLC ADR	60,997
303	Sempra Energy	40,105
27	WEC Energy Group, Inc.	2,551
		180,319
Oil, Gas & Consumable Fuels (64.8%)
48,000	APA Corp.	935,040
54,191	BPPLCADR	1,325,512
3,196	Chevron Corp.	309,277
9,000	Cimarex Energy Co.	577,980
11,279	ConocoPhillips	626,323

Shares or
Principal
Amount	Security Description	Value
Common Stocks, continued:
Oil, Gas & Consumable Fuels, continued:
33,000	Continental Resources, Inc.	$1,296,240
40,000	Devon Energy Corp.	1,182,000
14,900	Diamondback Energy, Inc.	1,149,386
16	DT Midstream, Inc.(a)	743
14,489	Enbridge, Inc.	569,563
3,293	EOG Resources, Inc.	222,343
4,775	Exxon Mobil Corp.	260,333
105,000	Galp Energia SGPS SA ADR	530,250
12,900	Hess Corp.	886,875
1,535	Kinder Morgan, Inc.	24,974
40,000	Magnolia Oil & Gas Corp., Class A	627,200
78,100	Marathon Oil Corp.	917,675
25,755	Marathon Petroleum Corp.	1,526,499
13,179	ONEOK, Inc.	692,161
43,000	Ovintiv, Inc.	1,172,180
8,741	Pembina Pipeline Corp.	266,163
4,814	Phillips 66	342,227
5,000	Pioneer Natural Resources Co.	748,350
1,151	Royal Dutch Shell PLC ADR, Class A	45,764
9,733	TC Energy Corp.	462,123
20,600	Total Energies SE ADR	912,374
6,415	Valero Energy Corp.	425,379
		18,034,934
Semiconductors & Semiconductor Equipment (1.9%)
2,400	NXP Semiconductors NV	516,312
Water Utilities (1.5%)
263	American States Water Co.	24,251
1,267	American Water Works Co., Inc.	230,911
2,885	Essential Utilities, Inc.	143,183
24	Middlesex Water Co.	2,626
35	SJW Group	2,426
		403,397
Total Common Stocks (Cost $20,832,676)		25,710,619

Corporate Bonds (5.0%)
Oil, Gas & Consumable Fuels (5.0%)
$200,000	Apache Corp., 4.38%, 10/15/28, Callable 7/15/28 @ 100*	215,798
450,000	Callon Petroleum Co., 6.13%, 10/1/24, Callable 10/8/21@ 102*	434,250
300,000	CNX Resources Corp., 6.00%, 1/15/29, Callable 1/15/24 @ 105 *(b)	312,399
200,000	Matador Resources Co., 5.88%, 9/15/26, Callable 9/23/21@ 104*	201,180
200,000	Suncor Energy, Inc., 3.60%, 12/1/24	215,603
		1,379,230
Total Corporate Bonds (Cost $1,385,681)		1,379,230

Investment Companies (1.2%)
4,000	Invesco Solar ETF	342,520
Total Investment Companies (Cost $338,024)		342,520

Investment in Affiliates (1.6%)
439,196	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(c)	439,196
Total Investment in Affiliates (Cost $439,196)		439,196

Total Investments (Cost $22,995,577)(d) - 100.1%		27,871,565
Liabilities in excess of other assets — (0.1)%		(19,279)
Net Assets - 100.0%		$27,852,286

See notes to financial statements.

Schedule of Portfolio Investments	World Energy Fund
August 31, 2021	Concluded

The Advisor has determined that 43.8% of the Fund’s net assets comprise securities of issuers which are either foreign domiciled or derive more than 50% of its assets, revenue or income outside of the United States.

(a)	Non-income producing security.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2021.
(d)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
^	Represent less than 0.05%.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund

See notes to financial statements.

Schedule of Portfolio Investments	Hedged Income Fund
August 31, 2021

Shares	Security Description	Value
Common Stocks+ (97.9%)
Beverages (6.3%)
5,400	PepsiCo, Inc.	$844,506
14,400	The Coca-Cola Co.	810,864
		1,655,370
Biotechnology (4.1%)
8,800	AbbVie, Inc.	1,062,864
Capital Markets (7.3%)
1,200	BlackRock, Inc.	1,131,948
7,400	Morgan Stanley	772,782
		1,904,730
Chemicals (3.9%)
16,100	Dow, Inc.	1,012,690
Communications Equipment (3.7%)
16,400	Cisco Systems, Inc.	967,928
Containers & Packaging (2.8%)
4,800	Packaging Corp. of America	728,160
Diversified Telecommunication Services (6.3%)
18,400	AT&T, Inc.	504,528
20,800	Verizon Communications, Inc.	1,144,000
		1,648,528
Electric Utilities (10.4%)
8,700	American Electric Power Co., Inc.	779,259
12,400	Duke Energy Corp.	1,297,784
8,500	Pinnacle West Capital Corp.	653,650
		2,730,693
Electrical Equipment (2.9%)
7,300	Emerson Electric Co.	770,150
Electronic Equipment, Instruments & Components (2.6%)
16,900	Corning, Inc.	675,831
Equity Real Estate Investment Trusts (7.3%)
4,300	Crown Castle International Corp.	837,167
25,600	STAG Industrial, Inc.	1,081,600
		1,918,767
Health Care Equipment & Supplies (2.5%)
4,900	Medtronic PLC	654,052
Household Durables (2.8%)
4,200	Garmin, Ltd.	732,606

Shares	Security Description	Value
Common Stocks+, continued:
Industrial Conglomerates (4.2%)
5,600	3M Co.	$1,090,544
Multiline Retail (2.5%)
2,700	Target Corp.	666,846
Oil, Gas & Consumable Fuels (8.6%)
11,100	ONEOK, Inc.	582,972
13,000	Phillips 66	924,170
16,900	Total Energies SE ADR	748,501
		2,255,643
Pharmaceuticals (5.5%)
12,600	AstraZeneca PLC ADR	734,328
9,400	Merck & Co., Inc.	717,126
		1,451,454
Semiconductors & Semiconductor Equipment (6.1%)
2,200	Broadcom, Inc.	1,093,862
2,600	Texas Instruments, Inc.	496,366
		1,590,228
Specialty Retail (2.6%)
2,100	The Home Depot, Inc.	684,978
Textiles, Apparel & Luxury Goods (2.1%)
7,300	VF Corp.	558,231
Trading Companies & Distributors (3.4%)
10,500	MSC Industrial Direct Co., Inc.	884,205
Total Common Stocks (Cost $24,107,486)		25,644,498

Purchased Options(0.9%)^
547	SPDR S&P 500 ETF Trust	214,424
13	SPDR S&P 500 ETF Trust	8,476
Total Purchased Options (Cost $437,725)		222,900

Investment in Affiliates (2.0%)
524,599	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(a)	524,599
Total Investment in Affiliates (Cost $524,599)		524,599

Total Investments (Cost $25,069,810)(b) - 100.8%		26,391,997
Liabilities in excess of other assets — (0.8)%		(203,891)
Net Assets - 100.0%		$26,188,106

(a)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2021.
(b)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
+	All or a portion of each common stock has been pledged as collateral for outstanding call options written.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
^	See Options table below for more details.

At August 31, 2021, the Fund’s exchange traded options purchased were as follows:

	Put/		Expiration		Notional
Description	Call	Strike Price	Date	Contracts	Amount(a)	Fair Value
SPDR S&P 500 ETF Trust	Put	380.00 USD	12/17/21	547	$207,860	$214,424
SPDR S&P 500 ETF Trust	Put	390.00 USD	1/21/22	13	5,070	8,476
Total (Cost $437,725)						$222,900

See notes to financial statements.

Schedule of Portfolio Investments	Hedged Income Fund
August 31, 2021	Concluded

At August 31, 2021, the Fund’s exchange traded options written were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value

3M Co.	Call	205.00 USD	9/10/21	54	$11,070	$(324)
Abbvie, Inc.	Call	120.00 USD	9/17/21	72	8,640	(15,840)
American Electric Power Co., Inc.	Call	92.50 USD	9/17/21	85	7,863	(1,445)
AstraZeneca PLC-Spons ADR	Call	60.00 USD	9/17/21	120	7,200	(3,600)
At&T, Inc.	Call	30.00 USD	9/17/21	180	5,400	(360)
BlackRock, Inc.	Call	950.00 USD	9/17/21	12	11,400	(10,320)
Broadcom, Inc.	Call	510.00 USD	9/17/21	22	11,220	(15,400)
Cisco Systems, Inc.	Call	58.00 USD	9/10/21	160	9,280	(18,240)
Corning, Inc.	Call	44.00 USD	9/17/21	165	7,260	(990)
Crown Castle International Corp.	Call	195.00 USD	10/15/21	33	6,435	(14,520)
Dow, Inc.	Call	67.50 USD	9/17/21	155	10,463	(1,705)
Duke Energy Corp.	Call	105.00 USD	10/15/21	115	12,075	(28,175)
Emerson Electric Co.	Call	106.00 USD	9/10/21	71	7,526	(6,106)
Garmin, Ltd.	Call	160.00 USD	9/17/21	40	6,400	(54,960)
Medtronic PLC	Call	135.00 USD	9/17/21	48	6,480	(4,752)
Merck & Co., Inc.	Call	79.00 USD	9/10/21	61	4,819	(610)
Morgan Stanley	Call	106.00 USD	9/10/21	72	7,632	(5,472)
MSC Industrial Direct Co., Inc.	Call	90.00 USD	9/17/21	101	9,090	(1,515)
ONEOK, Inc.	Call	57.50 USD	9/17/21	106	6,095	(954)
Packaging Corp. of America	Call	155.00 USD	9/17/21	45	6,975	(6,210)
PepsiCo, Inc.	Call	155.00 USD	9/17/21	22	3,410	(4,070)
PepsiCo, Inc.	Call	160.00 USD	10/8/21	4	640	(396)
PepsiCo, Inc.	Call	155.00 USD	11/19/21	28	4,340	(12,600)
Phillips 66	Call	82.50 USD	9/17/21	123	10,148	(1,230)
Pinnacle West Capital Corp.	Call	85.00 USD	9/17/21	83	7,055	(415)
STAG Industrial, Inc.	Call	40.00 USD	10/15/21	244	9,760	(63,440)
STAG Industrial, Inc.	Call	45.00 USD	10/15/21	12	540	(240)
Target Corp.	Call	265.00 USD	9/10/21	26	6,890	(234)
Texas Instruments, Inc.	Call	195.00 USD	9/17/21	25	4,875	(3,225)
The Coca-Cola Co.	Call	58.00 USD	9/10/21	141	8,178	(564)
The Home Depot, Inc.	Call	340.00 USD	9/17/21	20	6,800	(1,220)
TotalEnergies SE - Spon ADR	Call	50.00 USD	9/17/21	165	8,250	(495)
Verizon Communications, Inc.	Call	57.50 USD	9/17/21	170	9,775	(850)
VF Corp.	Call	87.50 USD	9/17/21	69	6,038	(2,070)
Total (Premiums $(297,653))						$(282,547)

(a)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.

Balances Reported in the Statement of Assets and Liabilities for Options Written	Value
Options Written	$(282,547)

See notes to financial statements.

Notes to the Financial Statements

August 31, 2021

1.	Organization:

The Cavanal Hill Funds (the “Trust”) was organized on October 1, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Trust meets the definition of an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. As of August 31, 2021, the Trust offered shares of U.S. Treasury Fund and Government Securities Money Market Fund (each referred to as a “Money Market Fund” and collectively, the “Money Market Funds”), Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Active Core Fund, Mid Cap Diverse Leadership Fund, Opportunistic Fund, World Energy Fund, and Hedged Income Fund (each referred to as a “Fund” and collectively, “the Funds”). Each Fund is registered as a diversified portfolio of the Trust, with the exception of the Hedged Income Fund, which is non-diversified. The Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Active Core Fund, Mid Cap Diverse Leadership Fund, Opportunistic Fund, World Energy Fund, and Hedged Income Fund are each authorized to issue an unlimited number of shares in three classes of shares: No-Load Investor Shares (the “Investor Shares”), Institutional Shares and A Shares. The Active Core Fund, Mid Cap Diverse Leadership Fund, Opportunistic Fund, and World Energy Fund are also authorized to issue an unlimited number of C Shares. The Money Market Funds are authorized to issue an unlimited number of shares in the following classes: Administrative Shares, Institutional Shares and Select Shares. In addition, the U.S. Treasury Fund is authorized to issue an unlimited number of Service Shares and the Government Securities Money Market Fund is authorized to issue an unlimited number of Premier Shares. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (Rule 12b-1 of the 1940 Act) and shareholder servicing fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fair Value Measurements:

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical assets

●	Level 2 – other observable significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a significant decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly. In cases where market prices for portfolio securities are not readily available or where prices provided by pricing services are believed not to reflect current value, a Pricing Committee established by the Board of Trustees (the “Board”) determines in good faith, subject to Trust procedures, the fair value of such portfolio securities. Examples of the types of securities that may be fair valued include securities halted or suspended from trading, thinly traded or illiquid securities, high-yield securities and fixed-income securities held in amounts less than their normal unit of trading.

The following is a summary categorization, as of August 31, 2021, of each Fund’s investments in the fair value hierarchy:

Fund	LEVEL 1 - Quoted Prices	LEVEL 2 - Other Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
US Treasury Fund
US Treasury Obligations	$—	$469,968,909	$—	$469,968,909
Repurchase Agreements	—	440,000,000	—	440,000,000
Investment Companies	71,082,440	—	—	71,082,440
Total Investments	71,082,440	909,968,909	—	981,051,349

Government Securities Money Market Fund
US Government Agency Securities	—	559,999,169	—	559,999,169
US Treasury Obligations	—	499,972,964	—	499,972,964
Repurchase Agreements	—	630,000,000	—	630,000,000
Investment Companies	164,275,956	—	—	164,275,956
Total Investments	164,275,956	1,689,972,133	—	1,854,248,089

Notes to the Financial Statements

August 31, 2021

Fund	LEVEL 1 - Quoted Prices	LEVEL 2 - Other Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Limited Duration Fund
Asset Backed Securities	$—	$26,518,548	$—	$26,518,548
Mortgage Backed Securities[1]	—	29,504,631	—	29,504,631
Corporate Bonds[2]	—	13,155,017	—	13,155,017
Taxable Municipal Bonds[3]	—	1,675,762	—	1,675,762
US Government Agency Securities	—	2,228,218	—	2,228,218
US Treasury Obligations	—	7,749,396	—	7,749,396
Investment in Affiliates	4,256,770	—	—	4,256,770
Total Investments	4,256,770	80,831,572	—	85,088,342

Moderate Duration Fund
Asset Backed Securities	—	2,946,363	—	2,946,363
Mortgage Backed Securities[1]	—	4,645,758	—	4,645,758
Corporate Bonds[2]	—	7,336,809	—	7,336,809
Taxable Municipal Bonds[3]	—	5,041,852	—	5,041,852
US Government Agency Securities	—	534,680	—	534,680
US Treasury Obligations	—	3,453,465	—	3,453,465
Investment in Affiliates	1,478,458	—	—	1,478,458
Total Investments	1,478,458	23,958,927	—	25,437,385

Bond Fund
Asset Backed Securities	—	12,959,213	—	12,959,213
Mortgage Backed Securities[1]	—	17,462,841	—	17,462,841
Corporate Bonds[2]	—	36,374,299	—	36,374,299
Taxable Municipal Bonds[3]	—	20,375,912	—	20,375,912
US Government Agency Securities	—	3,073,292	—	3,073,292
US Treasury Obligations	—	17,133,677	—	17,133,677
Investment in Affiliates	2,305,878	—	—	2,305,878
Total Investments	2,305,878	107,379,234	—	109,685,112

Strategic Enhanced Yield Fund
Asset Backed Securities	—	3,815,949	—	3,815,949
Mortgage Backed Securities[1]	—	7,015,644	—	7,015,644
Corporate Bonds[2]	—	6,007,412	—	6,007,412
US Treasury Obligations	—	2,403,881	—	2,403,881
Investment Companies	1,102,094	—	—	1,102,094
Investment in Affiliates	1,318,672	—	—	1,318,672
Total Investments	2,420,766	19,242,886	—	21,663,652

Ultra Short Tax-Free Income Fund
Municipal Bonds[3]	—	36,198,690	—	36,198,690
Investment in Affiliates	95,418	—	—	95,418
Total Investments	95,418	36,198,690	—	36,294,108

Active Core Fund
Common Stocks[2]	27,802,356	—	—	27,802,356
Asset Backed Securities	—	2,183,819	—	2,183,819
Mortgage Backed Securities[1]	—	3,180,223	—	3,180,223
Corporate Bonds[2]	—	6,438,855	—	6,438,855
Taxable Municipal Bonds[3]	—	3,469,613	—	3,469,613
US Government Agency Securities	—	549,727	—	549,727
US Treasury Obligations	—	3,244,516	—	3,244,516
Investment Companies	2,243,941	—	—	2,243,941
Investment in Affiliates	1,296,287	—	—	1,296,287
Total Investments	31,342,584	19,066,753	—	50,409,337

Mid Cap Diverse Leadership Fund
Common Stocks[2]	1,308,930	18,294	—	1,327,224
Investment in Affiliates	36,118	—	—	36,118
Total Investments	1,345,048	18,294	—	1,363,342

Opportunistic Fund
Common Stocks[2]	60,573,153	—	—	60,573,153
Corporate Bonds[2]	—	13,480,441	—	13,480,441
Investment Companies	1,172,161	—	—	1,172,161
Investment in Affiliates	1,326,656	—	—	1,326,656
Total Investments	63,071,970	13,480,441	—	76,552,411

Notes to the Financial Statements

August 31, 2021

Fund	LEVEL 1 - Quoted Prices	LEVEL 2 - Other Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
World Energy Fund
Common Stocks[2]	$25,710,619	$—	$—	$25,710,619
Corporate Bonds[2]	—	1,379,230	—	1,379,230
Investment Companies	342,520	—	—	342,520
Investment in Affiliates	439,196	—	—	439,196
Total Investments	26,492,335	1,379,230	—	27,871,565

Hedged Income Fund
Common Stocks[2]	25,644,498	—	—	25,644,498
Purchased Options	222,900	—	—	222,900
Investment in Affiliates	524,599	—	—	524,599
Written Options	(282,547)	—	—	(282,547)
Total Investments	26,109,450	—	—	26,109,450

1	Please see the Schedule of Portfolio investments for Mortgage Backed Securities classification.

2	Please see the Schedule of Portfolio Investments for Industry classification.

3	Please see the Schedule of Portfolio Investments for State classification.

Securities Valuation:

The Money Market Funds, which operate as government funds, are eligible and have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the investment. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

The following is an overview of how securities are valued in the Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Active Core Fund, Mid Cap Diverse Leadership Fund, Opportunistic Fund, World Energy Fund, and Hedged Income Fund (the “Variable Net Asset Value Funds”).

Equity securities are valued at the closing price on the exchange or market where the security is principally traded (except for those traded on Nasdaq, which will be valued at the Nasdaq Official Closing Price). If there have been no sales for the day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded. Equity securities are typically categorized as Level 1 in the fair value hierarchy.

Fixed-income securities are valued using matrix pricing as determined by an independent pricing service approved by the Board. Fixed-income securities are valued using various inputs including new issue data, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy. In addition to the inputs noted for fixed-income securities, asset-backed and mortgage-backed securities are valued using principal payment and collateral performance information, and are typically categorized as Level 2 in the fair value hierarchy.

Short-term fixed-income securities purchased with 60 days or fewer to maturity and of sufficient credit quality are generally valued at amortized cost, which approximates current value, and are typically categorized as Level 2 in the fair value hierarchy.

Open-end mutual fund investments and exchange-traded funds are valued at the most recently calculated net asset value, and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost, and are typically categorized as Level 2 in the fair value hierarchy.

Exchange-traded options and exchange-traded notes are valued at the closing price from the exchange, and are typically categorized as Level 1 in the fair value hierarchy.

Securities Sold Short:

The Funds may enter into short sales. Short sales are transactions in which a fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund.

Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends declared on open short positions are recorded on ex-date as dividend expense. To borrow the security, the Fund also may be required to pay a fee, which is shown as interest expense. The Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, is recognized upon the close of a short sale.

None of the Funds shall sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or has segregated with the Custodian an amount of cash or liquid assets to cover the short position), however, this policy does not prevent the Funds from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

Notes to the Financial Statements

August 31, 2021

The Funds did not engage in short sales during the year ending August 31, 2021.

Options Contracts:

Each of the Funds, except U.S. Treasury Fund and the Government Securities Money Market Fund, may write (sell) covered call options and purchase options to hedge (or reduce) its exposure to a portfolio asset or risk, to obtain leverage for the portfolio, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes. An option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Options purchased by the Fund will be valued at the last sale price, or in the absence of such a price, at the latest available bid price. The Funds may also purchase index options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing value of the securities index upon which the option is based is greater than the exercise price of the option.

Purchasing options is a specialized investment technique that entails the possibility of a complete loss of the amounts paid as premiums to writers of options. The Funds can purchase options and index options provided that their total investment in such options immediately after such purchase does not exceed 5% of its total assets.

The Hedged Income Fund engaged in purchased and written options activity during the year ending August 31, 2021 detailed below.

Purchased Options Contracts—The Fund pays a premium which is included in “Investments, at value” on the Statements of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts—The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. For the period ended August 31, 2021, the monthly average notional amount for written options contracts was $(118.6) thousand. Realized gains and losses are reported as “Net realized gains/(losses) from written options contracts” on the Statements of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of August 31, 2021:

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Total Fair Value	and Liabilities Location	Total Fair Value
Equity Risk
Options Contracts		$—	Written Options Contracts	$282,547

Primary Risk Exposure Equity Risk	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Options Contracts	Change in unrealized appreciation/(depreciation) on written options contracts	$46,673	$15,106

Security Transactions and Related Income:

For all purposes other than financial reporting, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium and accretion of discount. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, when the Funds become aware of such dividends declared. Gains or losses realized from sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Real Estate Investment Trusts:

Some of the Variable Net Asset Value Funds may invest in real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Notes to the Financial Statements

August 31, 2021

Restricted Securities:

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. The illiquid, restricted securities held as of August 31, 2021 are identified below:

		Acquisition	Principal	Fair
Security	Acquisition Date	Cost	Amount	Value
Limited Duration Fund:
Sun Trust Student Loan Trust, Series 2006-1A, B, 0.40%, 10/28/37	5/26/17 and 4/11/18	$742,248 $	796,403	$732,226
Strategic Enhanced Yield Fund:
Amur Equipment Finance Receivables LLC, Series 2021-1A, E, 4.13%, 3/20/28	4/14/21	599,953	600,000	601,281
Brean Asset Backed Securities Trust, Series 2021-RM1, M1, 1.60%, 10/25/63	3/25/21	316,409	346,767	317,102

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation (FDIC) or from registered broker/dealers that Cavanal Hill Investment Management, Inc. (the “Adviser”) deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities collateral. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Distributions to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the Money Market Funds, Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund and Ultra Short Tax-Free Income Fund. Distributions from net investment income are declared and paid quarterly for the Active Core Fund, Hedged Income Fund, Mid Cap Diverse Leadership Fund, Opportunistic Fund, World Energy Fund, and Hedged Income Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These “book/ tax” differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature (e.g., reclassification of bond discount and premium, gain/loss on principal payments from mortgage-backed securities, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification (e.g., wash sales). To the extent that distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Allocations:

Expenses that directly relate to a specific Fund are charged directly to that Fund. Class-specific expenses are charged directly to the class incurring the expense. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

3.	Fees and Transactions with Related and Other Parties:

The Adviser, a wholly-owned subsidiary of BOKF, NA (“BOKF”), serves as the Funds’ investment adviser. Under the terms of the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

	Annual Advisory Fee
	(as a percentage of net	Annual Expense
Fund	assets)	Limitations*
U.S. Treasury Fund	0.05%
Government Securities Money Market Fund	0.05%
Limited Duration Fund	0.15%
Moderate Duration Fund	0.20%	0.49%
Bond Fund	0.20%
Strategic Enhanced Yield Fund	0.50%	0.76%
Ultra Short Tax-Free Income Fund	0.15%	0.35%
Active Core Fund	0.35%
Mid Cap Diverse Leadership Fund	0.55%	0.81%
Opportunistic Fund	0.85%	1.00%
World Energy Fund	0.60%	0.90%
Hedged Income Fund	0.80%	1.10%

*	The Adviser has contractually agreed to waive fees or reimburse expenses so that expenses do not exceed the percentage of average daily net assets, plus class-specific fees, through December 31, 2021.

Notes to the Financial Statements

August 31, 2021

The Adviser serves as the Funds’ administrator. Under the terms of the Administration Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Annual Administration Fee
(as a percentage of net
Fund	assets)
U.S. Treasury Fund	0.05%
Government Securities Money Market Fund	0.05%
Limited Duration Fund	0.08%
Moderate Duration Fund	0.08%
Bond Fund	0.08%
Strategic Enhanced Yield Fund	0.08%
Ultra Short Tax-Free Income Fund	0.08%
Active Core Fund	0.08%
Mid Cap Diverse Leadership Fund	0.08%
Opportunistic Fund	0.08%
World Energy Fund	0.08%
Hedged Income Fund	0.08%

Investment Sub-Advisory Services are provided to the Hedged Income Fund by Lavaca Capital, LLC (“Lavaca” or the “Sub-Adviser”) pursuant to an Investment Sub-Advisory Agreement. The Sub-Adviser, subject to the general supervision of the Board, is responsible for providing hedging services to the Hedged Income Fund. The Sub-Adviser is paid half of the fees payable to the Adviser for the services provided to the Hedged Income Fund.

Under a Sub-Administration Agreement, the Administrator pays Citi Fund Services Ohio, Inc. (“Citi”) to perform certain administrative duties for the Trust. Fees paid to Citi by the Administrator for sub-administration services are paid out of its administration fees and are not an additional charge to the Funds. For the year ending August 31, 2021, Citi was paid $771,537 by the Administrator. Citi serves the Trust as fund accountant and makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Citi receives additional fees for its services as fund accountant and CCO which are paid by the Funds.

BOKF serves the Trust as custodian for which it is paid a fee of up to 0.01% of each Fund’s average daily net assets. As custodian, BOKF is also entitled to any out-of-pocket expenses incurred.

FIS Investor Services, LLC (“FIS”) serves as transfer agent to the Trust and receives a fee for its services as transfer agent.

Certain officers of the Trust are affiliated with Citi, the Adviser, the distributor (see below) and/or BOKF. These persons are paid no fees directly by the Trust for serving as officers of the Trust.

Cavanal Hill Distributors, Inc. (“CHD”), an affiliate of the Adviser, provides distribution services to the Funds pursuant to a Distribution Agreement between the Trust and CHD. The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse CHD a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Administrative, Investor, Service and A Shares, 0.50% of the Premier Shares, and 1.00% of the C Shares, and may be used by CHD to pay banks, including BOKF, broker dealers and other institutions. For the year ending August 31, 2021, BOKF received $3,139,466 under the agreement. CHD contractually agreed to waive 0.15% of such fee paid by the Service Shares and 0.45% of such fee paid by the Premier Shares of the Money Market Funds and 0.13% of such fee paid by the Administrative Shares of the Government Securities Money Market Fund through December 31, 2021.

The Funds have entered into shareholder servicing agreements with BOKF, a broker-dealer affiliate and various service organizations. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a class level basis (where applicable). In consideration for these services, the service organizations received a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% for the Administrative, Institutional, Investor, Select, Service, Premier Shares and C Shares and up to 0.10% for the A Shares of the average daily net assets of the Funds’ shares held by the service organizations’ customers. For the year ending August 31, 2021, BOKF received net shareholder servicing fees of $4,041,201. For shareholder purchases made through BOKF, BOKF has contractually agreed to waive 0.25%, 0.15%, 0.17% and 0.25% of such fees paid by the Select, Service, Institutional and Premier Shares, respectively, of the Money Market Funds and 0.25%, 0.25%, 0.10% and 0.25% of such fees paid by the Institutional, Investor, A, and C Shares, respectively, of the Variable Net Asset Value Funds through December 31, 2021. The affiliate waivers result in reduction of the Shareholder Servicing Fee paid by all affiliated purchasers of a class.

From time to time, the Funds’ service providers may provide fee reductions and waivers in order to assist one or more of the Funds in maintaining more competitive expense ratios. Such reductions may be contractual, as disclosed in the Funds’ statutory prospectus, or voluntary and, as such, may occur on an ad hoc basis. No such reductions are subject to recoupment in subsequent fiscal periods, and voluntary reductions and waivers may be terminated at any time. Amounts reduced or waived under these arrangements are identified on the accompanying Statements of Operations.

Notes to the Financial Statements

August 31, 2021

Affiliated Transactions:

A summary of each Fund’s investment in an affiliated money market fund (Government Securities Money Market Fund, Select Shares) for the year ending August 31, 2021 is noted below:

				Net	Net Change
				Realized	in Unrealized
	Fair Value			Gains/	Appreciation/	Fair Value	Shares as of	Dividend
Fund	8/31/20	Purchases	Sales	(Losses)	Depreciation	8/31/21	8/31/21	Income
Limited Duration Fund	$6,439,763	$74,172,711	$(76,355,704)	$—	$—	$4,256,770	4,256,770	$325
Moderate Duration Fund	3,443,883	17,053,711	(19,019,136)	—	—	1,478,458	1,478,458	96
Bond Fund	2,590,008	46,186,121	(46,470,251)	—	—	2,305,878	2,305,878	351
Strategic Enhanced Yield Fund	2,048,668	27,606,156	(28,336,152)	—	—	1,318,672	1,318,672	153
Ultra Short Tax-Free Income Fund	1,847,685	21,147,050	(22,899,317)	—	—	95,418	95,418	51
Active Core Fund	1,213,800	13,892,267	(14,275,837)	—	—	830,230	830,230	119
Mid Cap Diverse Leadership Fund	37,581	544,626	(546,089)	—	—	36,118	36,118	3
Opportunistic Fund	2,970,000	81,417,590	(83,060,934)	—	—	1,326,656	1,326,656	259
World Energy Fund	330,331	19,260,121	(19,151,256)	—	—	439,196	439,196	49
Hedged Income Fund	—	20,846,552	(20,321,953)	—	—	524,599	524,599	38
	$20,921,719	$322,126,905	$(330,436,629)	$—	$—	$12,611,995	12,611,995	$1,444

A summary of the Opportunistic Fund’s investment in an affiliated money market fund for the year ending August 31, 2021 is noted below:

				Net	Net Change
				Realized	in Unrealized
	Fair Value			Gains/	Appreciation/	Fair Value	Shares as of	Dividend
Fund	8/31/20	Purchases	Sales	(Losses)	Depreciation	8/31/21	8/31/21	Income
U.S. Treasury Fund, Select Shares	$47,026	$7,503,648	$(7,550,674)	$—	$—	$—	$—	$—
	$47,026	7,503,648	$(7,550,674)	$—	$—	$—	$—	$—

A summary of the Active Core Fund’s investment in an affiliated fund for the year ending August 31, 2021 is noted below:

				Net	Net Change
				Realized	in Unrealized
	Fair Value			Gains/	Appreciation/	Fair Value	Shares as of	Dividend
Fund	8/31/20	Purchases	Sales	(Losses)	Depreciation	8/31/21	8/31/21	Income
World Energy Fund, Institutional Shares	$322,919	$—	$—	$—	$143,138	$466,057	$52,409	$6,724
	$322,919	$—	$—	$—	$143,138	$466,057	$52,409	$6,724

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities and long-term U.S. government securities) for the year ending August 31, 2021 were as follows:

Fund	Purchases	Sales
Limited Duration Fund	$51,142,456	$32,076,903
Moderate Duration Fund	13,356,577	13,141,325
Bond Fund	45,093,030	28,309,081
Strategic Enhanced Yield Fund	19,162,953	10,133,404
Ultra Short Tax-Free Income Fund	43,053,820	44,783,435
Active Core Fund	26,303,770	30,803,009
Mid Cap Diverse Leadership Fund	886,842	842,366
Opportunistic Fund	180,843,938	145,366,189
World Energy Fund	45,469,279	36,604,567
Hedged Income Fund	27,186,723	3,084,024

Purchases and sales of long-term U.S. government securities for the year ending August 31, 2021 were as follows:

Fund	Purchases	Sales
Limited Duration Fund	$12,263,292	$40,844,264
Moderate Duration Fund	4,008,183	6,720,311
Bond Fund	14,196,622	17,801,319
Strategic Enhanced Yield Fund	12,739,203	19,974,532
Active Core Fund	2,843,727	3,376,284

5.	Credit Risk and Other Risk Considerations:

The Ultra Short Tax-Free Income Fund invests primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry, sector or locale.

Notes to the Financial Statements

August 31, 2021

The Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund and Active Core Fund are each invested in mortgage-related, fixed-income instruments. Mortgage-backed securities are subject to prepayment risk and credit risk of mortgagors and may be sensitive to changes in prevailing interest rates. When interest rates rise, the value of fixed-income securities generally declines.

Mid Cap Diverse Leadership Fund invests primarily in a diversified portfolio of common stocks of Mid Cap U.S. companies which may be subject to higher price volatility and lower trade volumes; as such, the fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.

The World Energy Fund’s concentration in securities in energy-related industries may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. Energy-related securities can be significantly affected by world events relating to political developments, energy conservation, commodity prices, and tax and government regulations. The Fund is also subject to foreign investment risk which is associated with higher transaction costs, delayed settlements, currency controls or adverse economic and political developments. Foreign securities may be affected by incomplete or inaccurate financial information on companies. There is a risk of loss attributable to social upheavals, unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. These risks are more significant in emerging markets.

Hedged Income Fund invests primarily in dividend paying equity securities, with at least 80% of its net assets in income generating equity securities and equity-related instruments traded on U.S. exchanges. The Fund is subject to market risk in which market value of a security may move up and down, sometimes rapidly and unpredictably. The Fund also invests in call options that involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and counterparty default risk. The risk of potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, a fund will not benefit from any potential increases in the value of a fund asset above the exercise price, but will bear the risk of declines in the value of the asset. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a call option, the Fund risks losing the entire premium invested if the value of the reference index or security is below (above) the call strike at maturity. Writing of covered call options are also subject to the risk that the counterparty to the transaction will not fulfil its obligations.

The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19. COVID-19 and the response to it has had, and likely will continue to have, a significant economic impact, as financial markets across the globe are experiencing severe distress. Contemporaneous with the onset of the COVID-19 pandemic in the US, oil experienced shocks to supply and demand, impacting the price and volatility of oil. The full impact of the coronavirus outbreak is difficult to predict. Long-term negative impacts to the worldwide economy, individual countries, the financial markets, market sectors and market participants could be significant. The underlying assumptions and expectations of the Funds could become outdated or inaccurate unexpectedly. These conditions could adversely affect Fund investment valuation, liquidity and performance in unforeseen and significant ways.

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last three tax year ends and any interim tax period since then, as applicable). Management has determined that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

The Funds may be subject to foreign taxes on dividends and realized capital gains. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

At August 31, 2021, the cost basis of securities including derivatives for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)
Limited Duration Fund	$85,224,173	$1,395,570	$(1,531,401)	$(135,831)
Moderate Duration Fund	24,986,385	568,024	(117,024)	451,000
Bond Fund	106,748,328	3,189,419	(252,635)	2,936,784
Strategic Enhanced Yield Fund	21,266,723	438,598	(41,669)	396,929
Ultra Short Tax-Free Income Fund	36,277,770	19,064	(2,726)	16,338
Active Core Fund	37,766,840	13,293,915	(651,418)	12,642,497
Mid Cap Diverse Leadership Fund	1,065,654	340,737	(43,049)	297,688
Opportunistic Fund	70,411,066	7,302,391	(1,161,046)	6,141,345
World Energy Fund	24,679,285	5,052,101	(1,859,821)	3,192,280
Hedged Income Fund	25,116,027	1,823,399	(532,324)	1,291,075

Notes to the Financial Statements

August 31, 2021

The tax characteristics of distributions paid to shareholders during fiscal years ending August 31, 2021 and 2020 were as follows:

	Distributions Paid From:
	Net Investment	Net Long-	Total Taxable	Tax-Exempt	Total Distributions
2021	Income	Term Gains	Distributions	Distributions	Paid*
U.S. Treasury Fund	$59,587	$—	$59,587	$—	$59,587
Government Securities Money Market Fund	215,303	—	215,303	—	215,303
Limited Duration Fund	1,529,096	—	1,529,096	—	1,529,096
Moderate Duration Fund	496,622	—	496,622	—	496,622
Bond Fund	1,955,442	—	1,955,442	—	1,955,442
Strategic Enhanced Yield Fund	899,544	7,094	906,638	—	906,638
Ultra Short Tax-Free Income Fund	—	—	—	8,617	8,617
Active Core Fund	693,107	2,087,788	2,780,895	—	2,780,895
Mid Cap Diverse Leadership Fund	35,700	70,273	105,973	—	105,973
Opportunistic Fund	321,255	—	321,255	—	321,255
World Energy Fund	312,849	—	312,849	—	312,849
Hedged Income Fund	119,908	—	119,908	—	119,908

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

	Distributions Paid From:
	Net Investment	Net Long-	Total Taxable	Tax-Exempt	Total Distributions
2020	Income	Term Gains	Distributions	Distributions	Paid*
U.S. Treasury Fund	$8,983,294	$781	$8,984,075	$—	$8,984,075
Government Securities Money Market Fund	17,477,016	89	17,477,105	—	17,477,105
Limited Duration Fund	2,569,656	—	2,569,656	—	2,569,656
Moderate Duration Fund	601,754	—	601,754	—	601,754
Bond Fund	2,262,323	—	2,262,323	—	2,262,323
Strategic Enhanced Yield Fund	393,891	12,483	406,374	—	406,374
Ultra Short Tax-Free Income Fund	8,431	—	8,431	233,197	241,628
Active Core Fund	756,474	1,925,788	2,682,262	—	2,682,262
Mid Cap Diverse Leadership Fund	6,964	50,167	57,131	—	57,131
Opportunistic Fund	384,667	—	384,667	—	384,667
World Energy Fund	370,540	—	370,540	—	370,540

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of August 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed						Total
	Ordinary	Undistributed			Accumulated	Unrealized	Accumulated
	Income/Tax	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings/
Fund	Exempt Income	Capital Gains	Earnings	Payable	Other Losses*	(Depreciation)**	(Deficit)
U.S. Treasury Fund	$1,999	$—	$1,999	$—	$(1,972)	$—	$27
Government Securities Money Market Fund	19,153	399	19,552	(15,711)	—	—	3,841
Limited Duration Fund	146,114	—	146,114	(92,364)	(4,926,244)	(135,831)	(5,008,325)
Moderate Duration Fund	103,492	—	103,492	(52,255)	(5,223,469)	451,000	(4,721,232)
Bond Fund	312,044	—	312,044	(262,431)	(2,191,661)	2,936,784	794,736
Strategic Enhanced Yield Fund	39,542	—	39,542	(39,466)	(563,494)	396,929	(166,489)
Ultra Short Tax-Free Income Fund	1,536	—	1,536	—	(194)	16,338	17,680
Active Core Fund	1,045,499	4,082,914	5,128,413	—	—	12,642,497	17,770,910
Mid Cap Diverse Leadership Fund	78,996	90,189	169,185	—	—	297,688	466,873
Opportunistic Fund	860,212	1,109,272	1,969,484	—	—	6,141,345	8,110,829
World Energy Fund	103,403	—	103,403	—	(21,156,217)	3,192,280	(17,860,534)
Hedged Income Fund	84,995	—	84,995	—	(386,470)	1,291,075	989,600

*	See below for post-October losses and capital loss carryforwards.

**	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sale, straddles and the difference between book and tax amortization methods for premium and market discounts.

Notes to the Financial Statements

August 31, 2021

At August 31, 2021, the following Funds had capital loss carryforwards as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset.

Capital loss carryforwards not subject to expiration:

	Short-Term	Long-Term
Fund	Amount	Amount	Total
U.S. Treasury Fund	$(1,972)	$–	$(1,972)
Limited Duration Fund	(140,097)	(4,786,147)	(4,926,244)
Moderate Duration Fund	(919,491)	(4,303,978)	(5,223,469)
Bond Fund	(1,756,577)	(435,084)	(2,191,661)
Strategic Enhanced Yield Fund	(538,498)	(24,996)	(563,494)
Ultra Short Tax-Free Income Fund	(194)	–	(194)
World Energy Fund	(20,943,404)	(212,813)	(21,156,217)
Hedged Income Fund	(386,470)	–	(386,470)

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

7.	Recent Accounting Pronouncements:

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848) —Facilitation of the Effects of Reference Rate Reform on Financial Reporting,” and in January 2021, the FASB issued ASU No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848) —Scope, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the Funds’ investments, derivatives and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

8.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required as of August 31, 2021.

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:
	Net Asset	Net
	Value,	Investment	Total from
	Beginning of	Income	Investment
	Period	(Loss)	Activities
U.S. Treasury Fund
Administrative Shares
Year Ended August 31, 2021	$1.000	$—	$—
Year Ended August 31, 2020	1.000	0.010	0.010
Year Ended August 31, 2019	1.000	0.020	0.020
Year Ended August 31, 2018	1.000	0.009	0.009
Year Ended August 31, 2017	1.000	0.001	0.001
Service Shares
Year Ended August 31, 2021	1.000	—	—
Year Ended August 31, 2020	1.000	0.010	0.010
Year Ended August 31, 2019	1.000	0.020	0.020
Year Ended August 31, 2018	1.000	0.011	0.011
Year Ended August 31, 2017	1.000	0.003	0.003
Institutional Shares
Year Ended August 31, 2021	1.000	—	—
Year Ended August 31, 2020	1.000	0.010	0.010
Year Ended August 31, 2019	1.000	0.020	0.020
Year Ended August 31, 2018	1.000	0.012	0.012
Year Ended August 31, 2017	1.000	0.004	0.004
Select Shares
Year Ended August 31, 2021	1.000	—	—
Year Ended August 31, 2020	1.000	0.010	0.010
Year Ended August 31, 2019	1.000	0.020	0.020
December 26, 2017(e) through August 31, 2018	1.000	0.010	0.010

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. For the year ended August 31, 2021, the effect of such voluntary waivers was a reduction in the ratio of net expenses to average net assets equivalent to 0.62%, 0.32%, 0.19%, and 0.10% for Administrative Shares, Service Shares, Institutional Shares, and Select Shares, respectively. For the year ended August 31, 2020, the effect of such voluntary waivers was a reduction in the ratio of net expenses to average net assets equivalent to 0.16%, 0.03%, and 0.01% for Administrative Shares, Service Shares, and Institutional Shares, respectively.

(e)	Commencement of operations.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)

$—	$—	$—	$1.000	—%	$882,438	0.06	%(d)	—%	0.68%
(0.010)	—	(0.010)	1.000	0.55%	988,206	0.51	%(d)	0.57%	0.67%
(0.020)	—	(0.020)	1.000	1.63%	864,882	0.69%		1.62%	0.69%
(0.009)	—	(0.009)	1.000	0.79%	957,502	0.67%		0.77%	0.67%
(0.001)	—	(0.001)	1.000	0.08%	1,057,228	0.53%		0.08%	0.73%

—	—	—	1.000	—%	34,447	0.06	%(d)	—%	0.68%
(0.010)	—	(0.010)	1.000	0.71%	24,566	0.34	%(d)	0.78%	0.67%
(0.020)	—	(0.020)	1.000	1.93%	79,927	0.39%		1.93%	0.69%
(0.011)	—	(0.011)	1.000	1.09%	33,720	0.37%		1.11%	0.67%
(0.003)	—	(0.003)	1.000	0.25%	30,662	0.37%		0.22%	0.73%

—	—	—	1.000	—%	60,980	0.07	%(d)	0.01%	0.43%
(0.010)	—	(0.010)	1.000	0.81%	82,420	0.24	%(d)	0.82%	0.42%
(0.020)	—	(0.020)	1.000	2.05%	94,055	0.27%		2.04%	0.44%
(0.012)	—	(0.012)	1.000	1.21%	97,238	0.25%		1.13%	0.42%
(0.004)	—	(0.004)	1.000	0.35%	209,469	0.27%		0.35%	0.48%

—	—	—	1.000	0.01%	3,105	0.08	%(d)	0.01%	0.43%
(0.010)	—	(0.010)	1.000	0.88%	37,975	0.17%		0.94%	0.42%
(0.020)	—	(0.020)	1.000	2.14%	58,826	0.19%		2.13%	0.44%
(0.010)	—	(0.010)	1.000	0.99%	51,839	0.17%		1.46%	0.42%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Total from Investment Activities
Government Securities Money Market Fund
Administrative Shares
Year Ended August 31, 2021	$1.000	$—	$—
Year Ended August 31, 2020	1.000	0.010	0.010
Year Ended August 31, 2019	1.000	0.020	0.020
Year Ended August 31, 2018	1.000	0.009	0.009
Year Ended August 31, 2017	1.000	0.001	0.001
Institutional Shares
Year Ended August 31, 2021	1.000	—	—
Year Ended August 31, 2020	1.000	0.010	0.010
Year Ended August 31, 2019	1.000	0.020	0.020
Year Ended August 31, 2018	1.000	0.012	0.012
Year Ended August 31, 2017	1.000	0.004	0.004
Select Shares
Year Ended August 31, 2021	1.000	—	—
Year Ended August 31, 2020	1.000	0.010	0.010
Year Ended August 31, 2019	1.000	0.020	0.020
Year Ended August 31, 2018	1.000	0.013	0.013
September 15, 2016(e) through August 31, 2017	1.000	0.005	0.005
Premier Shares
Year Ended August 31, 2021	1.000	—	—
Year Ended August 31, 2020	1.000	0.010	0.010
Year Ended August 31, 2019	1.000	0.020	0.020
Year Ended August 31, 2018	1.000	0.012	0.012
Year Ended August 31, 2017	1.000	0.004	0.004

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. For the year ended August 31, 2021, the effect of such voluntary waivers was a reduction in the ratio of net expenses to average net assets equivalent to 0.49%, 0.19%, 0.12%, and 0.16% for Administrative Shares, Institutional Shares, Select Shares, and Premier Shares, respectively. For the year ended August 31, 2020, the effect of such voluntary waivers was a reduction in the ratio of net expenses to average net assets equivalent to 0.11% and 0.01% for Administrative Shares and Institutional Shares, respectively. The reduction in the ratio of net expenses to average net assets for Select Shares and Premier Shares was less than 0.005%.
(e)	Commencement of operations.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
								Ratio of Net
	Distributions							Investment
Dividends	from Net		Net Asset			Ratio of Net		Income	Ratio of Gross
from Net	Realized	Total	Value, End		Net Assets End	Expenses to		(Loss) to	Expenses to
Investment	Gains from	Dividends and	of	Total	of Period	Average Net		Average	Average
Income	Investments	Distributions	Period	Return(b)	(000s)	Assets		Net Assets	Net Assets(c)

$—	$—	$—	$1.000	0.01%	$578,785	0.07	%(d)	0.01%	0.69%
(0.010)	—	(0.010)	1.000	0.62%	608,177	0.44	%(d)	0.58%	0.68%
(0.020)	—	(0.020)	1.000	1.77%	489,932	0.56%		1.77%	0.69%
(0.009)	—	(0.009)	1.000	0.91%	538,798	0.57%		0.88%	0.70%
(0.001)	—	(0.001)	1.000	0.14%	686,821	0.49%		0.13%	0.72%

—	—	—	1.000	0.01%	124,349	0.08	%(d)	0.01%	0.44%
(0.010)	—	(0.010)	1.000	0.82%	165,610	0.25	%(d)	0.76%	0.43%
(0.020)	—	(0.020)	1.000	2.06%	94,595	0.27%		2.05%	0.44%
(0.012)	—	(0.012)	1.000	1.20%	102,020	0.28%		1.13%	0.45%
(0.004)	—	(0.004)	1.000	0.38%	181,637	0.27%		0.32%	0.47%

—	—	—	1.000	0.01%	865,637	0.07	%(d)	0.01%	0.44%
(0.010)	—	(0.010)	1.000	0.89%	947,249	0.18	%(d)	0.84%	0.43%
(0.020)	—	(0.020)	1.000	2.14%	988,003	0.19%		2.13%	0.44%
(0.013)	—	(0.013)	1.000	1.28%	800,991	0.20%		1.30%	0.45%
(0.005)	—	(0.005)	1.000	0.45%	640,260	0.19%		0.48%	0.47%

—	—	—	1.000	0.01%	285,447	0.07	%(d)	0.01%	0.94%
(0.010)	—	(0.010)	1.000	0.84%	321,321	0.23	%(d)	0.75%	0.93%
(0.020)	—	(0.020)	1.000	2.09%	233,659	0.24%		2.08%	0.94%
(0.012)	—	(0.012)	1.000	1.23%	105,598	0.25%		1.26%	0.95%
(0.004)	—	(0.004)	1.000	0.41%	72,292	0.24%		0.43%	0.97%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Limited Duration Fund
Investor Shares
Year Ended August 31, 2021	$9.79	$0.12	$(0.07)	$0.05
Year Ended August 31, 2020	9.62	0.17	0.17	0.34
Year Ended August 31, 2019	9.41	0.21	0.21	0.42
Year Ended August 31, 2018	9.61	0.16	(0.15)	0.01
Year Ended August 31, 2017	9.60	0.08	0.05	0.13
Institutional Shares
Year Ended August 31, 2021	9.79	0.14	(0.08)	0.06
Year Ended August 31, 2020	9.62	0.19	0.18	0.37
Year Ended August 31, 2019	9.40	0.23	0.23	0.46
Year Ended August 31, 2018	9.60	0.19	(0.16)	0.03
Year Ended August 31, 2017	9.59	0.11	0.05	0.16
A Shares
Year Ended August 31, 2021	9.80	0.12	(0.08)	0.04
Year Ended August 31, 2020	9.62	0.17	0.18	0.35
Year Ended August 31, 2019	9.41	0.21	0.21	0.42
Year Ended August 31, 2018	9.61	0.16	(0.15)	0.01
Year Ended August 31, 2017	9.60	0.09	0.05	0.14

(a)	Annualized for periods less than one year, except for Portfolio Turnover.

(b)	Not annualized for periods less than one year.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.14)	$—	$(0.14)	$9.70	0.52%	$3,290	0.76%	1.24%	1.01%	74%
(0.17)	—	(0.17)	9.79	3.62%	3,941	0.69%	1.76%	0.94%	89%
(0.21)	—	(0.21)	9.62	4.56%	4,126	0.74%	2.19%	0.98%	34%
(0.21)	—	(0.21)	9.41	0.07%	8,642	0.80%	1.63%	0.99%	70%
(0.12)	—	(0.12)	9.61	1.37%	15,691	0.74%	0.89%	1.08%	69%

(0.16)	—	(0.16)	9.69	0.65%	77,455	0.52%	1.47%	0.76%	74%
(0.20)	—	(0.20)	9.79	3.87%	92,362	0.44%	1.98%	0.69%	89%
(0.24)	—	(0.24)	9.62	4.94%	114,269	0.48%	2.45%	0.73%	34%
(0.23)	—	(0.23)	9.40	0.37%	87,618	0.49%	1.99%	0.74%	70%
(0.15)	—	(0.15)	9.60	1.68%	82,109	0.43%	1.22%	0.83%	69%

(0.14)	—	(0.14)	9.70	0.42%	2,804	0.76%	1.22%	0.86%	74%
(0.17)	—	(0.17)	9.80	3.73%	952	0.68%	1.72%	0.79%	89%
(0.21)	—	(0.21)	9.62	4.57%	585	0.72%	2.20%	0.83%	34%
(0.21)	—	(0.21)	9.41	0.13%	588	0.74%	1.65%	0.84%	70%
(0.13)	—	(0.13)	9.61	1.43%	1,238	0.68%	0.97%	0.93%	69%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Moderate Duration Fund
Investor Shares
Year Ended August 31, 2021	$10.81	$0.16	$(0.03)	$0.13
Year Ended August 31, 2020	10.64	0.19	0.17	0.36
Year Ended August 31, 2019	10.31	0.24	0.32	0.56
Year Ended August 31, 2018	10.48	0.16	(0.17)	(0.01)
Year Ended August 31, 2017	10.60	0.09	(0.02)	0.07
Institutional Shares
Year Ended August 31, 2021	10.82	0.19	(0.04)	0.15
Year Ended August 31, 2020	10.65	0.22	0.16	0.38
Year Ended August 31, 2019	10.31	0.26	0.34	0.60
Year Ended August 31, 2018	10.48	0.19	(0.17)	0.02
Year Ended August 31, 2017	10.60	0.12	(0.02)	0.10
A Shares
Year Ended August 31, 2021	10.82	0.16	(0.04)	0.12
Year Ended August 31, 2020	10.65	0.19	0.17	0.36
Year Ended August 31, 2019	10.31	0.24	0.33	0.57
Year Ended August 31, 2018	10.48	0.16	(0.16)	—
Year Ended August 31, 2017	10.58	0.10	(0.01)	0.09

(a)	Annualized for periods less than one year, except for Portfolio Turnover.

(b)	Not annualized for periods less than one year.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	The net expense ratio shown for the period reflects the expense limitation agreement which became effective on December 26, 2018.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.17)	$—	$(0.17)	$10.77	1.21%	$3,828	0.74%		1.49%	1.29%	64%
(0.19)	—	(0.19)	10.81	3.40%	3,835	0.74%		1.79%	1.29%	83%
(0.23)	—	(0.23)	10.64	5.54%	4,271	0.83	%(e)	2.26%	1.26%	25%
(0.16)	—	(0.16)	10.31	(0.07)%	5,102	1.14%		1.49%	1.35%	28%
(0.19)	—	(0.19)	10.48	0.69%	10,375	0.89%		0.93%	1.24%	87%

(0.20)	—	(0.20)	10.77	1.37%	21,351	0.49%		1.73%	1.04%	64%
(0.21)	—	(0.21)	10.82	3.66%	26,765	0.49%		2.02%	1.04%	83%
(0.26)	—	(0.26)	10.65	5.90%	23,463	0.58	%(e)	2.51%	1.01%	25%
(0.19)	—	(0.19)	10.31	0.22%	24,883	0.85%		1.78%	1.10%	28%
(0.22)	—	(0.22)	10.48	0.99%	34,078	0.60%		1.22%	0.99%	87%

(0.17)	—	(0.17)	10.77	1.11%	382	0.74%		1.49%	1.15%	64%
(0.19)	—	(0.19)	10.82	3.40%	314	0.74%		1.79%	1.14%	83%
(0.23)	—	(0.23)	10.65	5.63%	381	0.85	%(e)	2.24%	1.11%	25%
(0.17)	—	(0.17)	10.31	(0.03)%	634	1.10%		1.53%	1.20%	28%
(0.19)	—	(0.19)	10.48	0.92%	983	0.85%		0.93%	1.09%	87%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:
			Net
			Realized and
	Net Asset	Net	Unrealized
	Value,	Investment	Gains	Total from
	Beginning of	Income	(Losses) on	Investment
	Period	(Loss)	Investments	Activities
Bond Fund
Investor Shares
Year Ended August 31, 2021	$10.12	$0.17	$(0.13)	$0.04
Year Ended August 31, 2020	9.82	0.19	0.30	0.49
Year Ended August 31, 2019	9.22	0.21	0.60	0.81
Year Ended August 31, 2018	9.55	0.18	(0.31)	(0.13)
Year Ended August 31, 2017	9.77	0.09	(0.15)	(0.06)
Institutional Shares
Year Ended August 31, 2021	10.10	0.19	(0.14)	0.05
Year Ended August 31, 2020	9.80	0.21	0.31	0.52
Year Ended August 31, 2019	9.20	0.23	0.61	0.84
Year Ended August 31, 2018	9.52	0.20	(0.29)	(0.09)
Year Ended August 31, 2017	9.75	0.12	(0.16)	(0.04)
A Shares
Year Ended August 31, 2021	10.12	0.17	(0.13)	0.04
Year Ended August 31, 2020	9.82	0.19	0.30	0.49
Year Ended August 31, 2019	9.21	0.21	0.62	0.83
Year Ended August 31, 2018	9.54	0.18	(0.31)	(0.13)
Year Ended August 31, 2017	9.75	0.09	(0.13)	(0.04)

(a)	Annualized for periods less than one year, except for Portfolio Turnover.

(b)	Not annualized for periods less than one year.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
							Ratio of Net
	Distributions						Investment
Dividends	from Net		Net Asset	Total Return	Net Assets	Ratio of Net	Income	Ratio of Gross
from Net	Realized	Total	Value, End	(Excludes	End	Expenses to	(Loss) to	Expenses to
Investment	Gains from	Dividends and	of	Sales	of Period	Average Net	Average	Average	Portfolio
Income	Investments	Distributions	Period	Charge)(b)	(000s)	Assets	Net Assets	Net Assets(c)	Turnover(d)

$(0.18)	$—	$(0.18)	$9.98	0.36%	$1,435	0.72%	1.70%	0.97%	47%
(0.19)	—	(0.19)	10.12	5.07%	2,383	0.73%	1.86%	0.98%	65%
(0.21)	—	(0.21)	9.82	8.96%	1,862	0.77%	2.24%	0.99%	33%
(0.20)	—	(0.20)	9.22	(1.33)%	5,641	0.76%	1.91%	0.99%	29%
(0.14)	(0.02)	(0.16)	9.55	(0.57)%	7,305	0.71%	1.01%	1.06%	79%

(0.20)	—	(0.20)	9.95	0.51%	108,453	0.47%	1.95%	0.72%	47%
(0.22)	—	(0.22)	10.10	5.34%	94,112	0.48%	2.14%	0.73%	65%
(0.24)	—	(0.24)	9.80	9.28%	101,925	0.49%	2.51%	0.74%	33%
(0.23)	—	(0.23)	9.20	(0.97)%	96,022	0.49%	2.17%	0.74%	29%
(0.17)	(0.02)	(0.19)	9.52	(0.41)%	119,604	0.44%	1.28%	0.81%	79%

(0.18)	—	(0.18)	9.98	0.36%	67	0.72%	1.70%	0.82%	47%
(0.19)	—	(0.19)	10.12	5.07%	60	0.73%	1.91%	0.83%	65%
(0.22)	—	(0.22)	9.82	9.11%	136	0.74%	2.27%	0.84%	33%
(0.20)	—	(0.20)	9.21	(1.32)%	126	0.74%	1.92%	0.84%	29%
(0.15)	(0.02)	(0.17)	9.54	(0.45)%	176	0.69%	1.03%	0.91%	79%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:
				Net
				Realized and
	Net Asset	Net		Unrealized
	Value,	Investment		Gains	Total from
	Beginning of	Income		(Losses)	Investment
	Period	(Loss)		on Investments	Activities
Strategic Enhanced Yield Fund
Investor Shares
Year Ended August 31, 2021	$10.82	$0.18	(e)	$(0.16)	$0.02
Year Ended August 31, 2020	10.70	0.19	(e)	0.28	0.47
Year Ended August 31, 2019	10.10	0.29	(e)	0.60	0.89
December 26, 2017 (f) through August 31, 2018	10.00	0.21	(e)	(0.01)	0.20
Institutional Shares
Year Ended August 31, 2021	10.67	0.21	(e)	(0.15)	0.06
Year Ended August 31, 2020	10.56	0.21	(e)	0.27	0.48
Year Ended August 31, 2019	9.97	0.31	(e)	0.59	0.90
December 26, 2017 (f) through August 31, 2018	10.00	0.21	(e)	(0.02)	0.19
A Shares					0.03
Year Ended August 31, 2021	10.67	0.18	(e)	(0.15)
Year Ended August 31, 2020	10.56	0.20	(e)	0.25	0.45
Year Ended August 31, 2019	9.96	0.28	(e)	0.60	0.88
December 26, 2017 (f) through August 31, 2018	10.00	0.19	(e)	(0.03)	0.16

(a)	Annualized for periods less than one year, except for Portfolio Turnover.

(b)	Not annualized for periods less than one year.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	Calculated using average shares.

(f)	Commencement of operations.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
							Ratio of Net
	Distributions						Investment
Dividends	from Net		Net Asset	Total Return	Net Assets	Ratio of Net	Income	Ratio of Gross
from Net	Realized	Total	Value, End	(Excludes	End	Expenses to	(Loss) to	Expenses to
Investment	Gains from	Dividends and	of	Sales	of Period	Average Net	Average	Average	Portfolio
Income	Investments	Distributions	Period	Charge)(b)	(000s)	Assets	Net Assets	Net Assets(c)	Turnover(d)

$(0.17)	$(0.18)	$(0.35)	$10.49	0.22%	$1,132	1.01%	1.67%	1.66%	129%
(0.20)	(0.15)	(0.35)	10.82	4.47%	2,178	1.01%	1.82%	2.05%	96%
(0.29)	—	(0.29)	10.70	8.96%	1,546	1.01%	2.79%	3.16%	59%
(0.10)	—	(0.10)	10.10	2.05%	4	1.01%	3.01%	13.65%	20%

(0.20)	(0.18)	(0.38)	10.35	0.55%	19,579	0.76%	2.01%	1.42%	129%
(0.22)	(0.15)	(0.37)	10.67	4.66%	17,335	0.76%	2.00%	1.77%	96%
(0.31)	—	(0.31)	10.56	9.21%	6,370	0.76%	3.02%	3.23%	59%
(0.22)	—	(0.22)	9.97	1.87%	984	0.76%	3.11%	13.40%	20%

(0.17)	(0.18)	(0.35)	10.35	0.30%	917	1.01%	1.75%	1.52%	129%
(0.19)	(0.15)	(0.34)	10.67	4.41%	393	1.01%	1.94%	1.97%	96%
(0.28)	—	(0.28)	10.56	9.05%	468	1.01%	2.82%	4.02%	59%
(0.20)	—	(0.20)	9.96	1.60%	390	1.01%	2.87%	13.50%	20%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:
				Net
				Realized and
	Net Asset	Net		Unrealized
	Value,	Investment		Gains	Total from
	Beginning of	Income		(Losses)	Investment
	Period	(Loss)		on Investments	Activities
Ultra Short Tax-Free Income Fund
Investor Shares
Year Ended August 31, 2021	$10.00	$(0.03	)(e)	$—	$(0.03)
Year Ended August 31, 2020	10.00	0.06		—	0.06
Year Ended August 31, 2019	9.98	0.11		0.02	0.13
December 26, 2017(g) through August 31, 2018	10.00	0.03		(0.02)	0.01
Institutional Shares
Year Ended August 31, 2021	10.01	—	(e)	—	—
Year Ended August 31, 2020	10.01	0.09		—	0.09
Year Ended August 31, 2019	10.00	0.14		0.01	0.15
December 26, 2017(g) through August 31, 2018	10.00	0.07		—	0.07
A Shares
Year Ended August 31, 2021	10.01	(0.03	)(e)	—	(0.03)
Year Ended August 31, 2020	10.01	0.06		—	0.06
Year Ended August 31, 2019	10.01	0.03		0.01	0.04
December 26, 2017(g) through August 31, 2018	10.00	—		0.01	0.01

(a)	Annualized for periods less than one year, except for Portfolio Turnover.

(b)	Not annualized for periods less than one year.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	Calculated using average shares.

(f)	The net expense ratio shown for the period reflects the expense limitation agreement in effect as of December 26, 2018 and the higher limit in effect prior to that date.

(g)	Commencement of operations.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
								Ratio of Net
	Distributions							Investment
Dividends	from Net		Net Asset	Total Return	Net Assets	Ratio of Net		Income	Ratio of Gross
from Net	Realized	Total	Value, End	(Excludes	End	Expenses to		(Loss) to	Expenses to
Investment	Gains from	Dividends and	of	Sales	of Period	Average Net		Average	Average	Portfolio
Income	Investments	Distributions	Period	Charge)(b)	(000s)	Assets		Net Assets	Net Assets(c)	Turnover(d)

$—	$—	$—	$9.97	(0.30)%	$105	0.60%		(0.28)%	1.07%	130%
(0.06)	—	(0.06)	10.00	0.64%	539	0.60%		0.53%	1.16%	129%
(0.11)	—	(0.11)	10.00	1.35%	175	0.66	%(f)	1.12%	1.59%	135%
(0.03)	—	(0.03)	9.98	0.14%	71	0.81%		0.71%	2.36%	155%

—	—	—	10.01	0.01%	32,512	0.35%		(0.04)%	0.82%	130%
(0.09)	—	(0.09)	10.01	0.89%	38,955	0.35%		0.81%	0.92%	129%
(0.14)	—	(0.14)	10.01	1.50%	20,529	0.41	%(f)	1.38%	1.34%	135%
(0.07)	—	(0.07)	10.00	0.65%	11,595	0.56%		0.96%	2.11%	155%

—	—	—	9.98	(0.30)%	17	0.60%		(0.28)%	0.92%	130%
(0.06)	—	(0.06)	10.01	0.64%	17	0.60%		0.65%	1.04%	129%
(0.04)	—	(0.04)	10.01	0.36%	21	0.66	%(f)	1.07%	1.44%	135%
—	—	—	10.01	0.10%	—	0.81%		0.71%	2.21%	155%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:
			Net
	Net Asset	Net	Realized and
	Value,	Investment	Unrealized	Total from
	Beginning of	Income	Gains (Losses)	Investment
Active Core Fund	Period	(Loss)	on Investments	Activities
Investor Shares
Year Ended August 31, 2021	$14.21	$0.14	$2.07	$2.21
Year Ended August 31, 2020	13.49	0.17	1.30	1.47
Year Ended August 31, 2019	14.04	0.19	0.21	0.40
Year Ended August 31, 2018	13.72	0.18	0.95	1.13
Year Ended August 31, 2017	13.35	0.17	0.76	0.93
Institutional Shares
Year Ended August 31, 2021	14.26	0.17	2.08	2.25
Year Ended August 31, 2020	13.54	0.20	1.30	1.50
Year Ended August 31, 2019	14.08	0.23	0.22	0.45
Year Ended August 31, 2018	13.76	0.22	0.94	1.16
Year Ended August 31, 2017	13.39	0.20	0.77	0.97
A Shares
Year Ended August 31, 2021	14.17	0.14	2.06	2.20
Year Ended August 31, 2020	13.45	0.16	1.30	1.46
Year Ended August 31, 2019	13.98	0.16	0.23	0.39
Year Ended August 31, 2018	13.67	0.18	0.94	1.12
Year Ended August 31, 2017	13.31	0.17	0.76	0.93
C Shares
Year Ended August 31, 2021	14.13	0.06	2.03	2.09
Year Ended August 31, 2020	13.43	0.08	1.28	1.36
Year Ended August 31, 2019	13.98	0.09	0.21	0.30
Year Ended August 31, 2018	13.65	0.07	0.96	1.03
Year Ended August 31, 2017	13.31	0.08	0.74	0.82

(a)	Annualized for periods less than one year, except for Portfolio Turnover.

(b)	Not annualized for periods less than one year.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
							Ratio of Net
	Distributions						Investment
Dividends	from Net		Net Asset	Total Return	Net Assets	Ratio of Net	Income	Ratio of Gross
from Net	Realized	Total	Value, End	(Excludes	End	Expenses to	(Loss) to	Expenses to
Investment	Gains from	Dividends and	of	Sales	of Period	Average Net	Average	Average	Portfolio
Income	Investments	Distributions	Period	Charge)(b)	(000s)	Assets	Net Assets	Net Assets(c)	Turnover(d)

$(0.16)	$(0.65)	$(0.81)	$15.61	16.11%	$2,957	1.07%	0.91%	1.32%	61%
(0.19)	(0.56)	(0.75)	14.21	11.29%	5,006	1.10%	1.26%	1.35%	65%
(0.19)	(0.76)	(0.95)	13.49	3.67%	4,632	1.10%	1.44%	1.36%	41%
(0.19)	(0.62)	(0.81)	14.04	8.46%	5,340	1.07%	1.32%	1.32%	37%
(0.17)	(0.39)	(0.56)	13.72	7.24%	5,275	0.98%	1.28%	1.37%	55%

(0.19)	(0.65)	(0.84)	15.67	16.43%	47,343	0.82%	1.16%	1.07%	61%
(0.22)	(0.56)	(0.78)	14.26	11.54%	43,347	0.85%	1.51%	1.10%	65%
(0.23)	(0.76)	(0.99)	13.54	4.00%	42,574	0.85%	1.69%	1.11%	41%
(0.22)	(0.62)	(0.84)	14.08	8.70%	46,738	0.81%	1.57%	1.07%	37%
(0.21)	(0.39)	(0.60)	13.76	7.50%	46,101	0.73%	1.52%	1.12%	55%

(0.16)	(0.65)	(0.81)	15.56	16.16%	516	1.07%	0.91%	1.17%	61%
(0.18)	(0.56)	(0.74)	14.17	11.26%	627	1.12%	1.24%	1.20%	65%
(0.16)	(0.76)	(0.92)	13.45	3.59%	767	1.17%	1.38%	1.21%	41%
(0.19)	(0.62)	(0.81)	13.98	8.41%	1,496	1.17%	1.22%	1.17%	37%
(0.18)	(0.39)	(0.57)	13.67	7.20%	1,518	0.98%	1.28%	1.22%	55%

(0.08)	(0.65)	(0.73)	15.49	15.33%	86	1.82%	0.16%	2.07%	61%
(0.10)	(0.56)	(0.66)	14.13	10.42%	67	1.85%	0.48%	2.10%	65%
(0.09)	(0.76)	(0.85)	13.43	2.87%	54	1.85%	0.69%	2.11%	41%
(0.08)	(0.62)	(0.70)	13.98	7.70%	73	1.84%	0.54%	2.07%	37%
(0.09)	(0.39)	(0.48)	13.65	6.32%	75	1.73%	0.57%	2.12%	55%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:
				Net
				Realized and
	Net Asset	Net		Unrealized
	Value, Beginning	Investment		Gains	Total from
	of	Income		(Losses) on	Investment
	Period	(Loss)		Investments	Activities
Mid Cap Diverse Leadership Fund
Investor Shares
Year Ended August 31, 2021	$11.40	$(0.01	)(e)	$4.26	$4.25
Year Ended August 31, 2020	11.24	0.06	(e)	0.58	0.64
Year Ended August 31, 2019	11.90	0.03	(e)	(0.29)	(0.26)
Year Ended August 31, 2018	10.33	0.05	(e)	1.57	1.62
December 30, 2016(f) through August 31, 2017	10.00	0.07		0.32	0.39
Institutional Shares
Year Ended August 31, 2021	11.41	0.01	(e)	4.29	4.30
Year Ended August 31, 2020	11.25	0.08	(e)	0.60	0.68
Year Ended August 31, 2019	11.92	0.06	(e)	(0.29)	(0.23)
Year Ended August 31, 2018	10.36	0.08	(e)	1.57	1.65
December 30, 2016(f) through August 31, 2017	10.00	0.04		0.34	0.38
A Shares
Year Ended August 31, 2021	11.46	(0.02	)(e)	4.32	4.30
Year Ended August 31, 2020	11.31	0.06	(e)	0.58	0.64
Year Ended August 31, 2019	11.97	0.03	(e)	(0.28)	(0.25)
Year Ended August 31, 2018	10.39	0.05	(e)	1.58	1.63
December 30, 2016(f) through August 31, 2017	10.00	0.02		0.37	0.39
C Shares
Year Ended August 31, 2021	11.20	(0.10	)(e)	4.19	4.09
Year Ended August 31, 2020	11.06	(0.03	)(e)	0.60	0.57
Year Ended August 31, 2019	11.68	—	(e)	(0.25)	(0.25)
Year Ended August 31, 2018	10.28	—	(e)	1.40	1.40
December 30, 2016(f) through August 31, 2017	10.00	0.02		0.26	0.28

(a)	Annualized for periods less than one year, except for Portfolio Turnover.

(b)	Not annualized for periods less than one year.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	Calculated using average shares.

(f)	Commencement of operations.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
							Ratio of Net
	Distributions						Investment
Dividends	from Net		Net Asset	Total Return	Net Assets	Ratio of Net	Income	Ratio of Gross
from Net	Realized	Total	Value, End	(Excludes	End	Expenses to	(Loss) to	Expenses to
Investment	Gains from	Dividends and	of	Sales	of Period	Average Net	Average	Average	Portfolio
Income	Investments	Distributions	Period	Charge)(b)	(000s)	Assets	Net Assets	Net Assets (c)	Turnover (d)

$(0.08)	$(1.11)	$(1.19)	$14.46	39.69%	$119	1.06%	(0.09)%	12.28%	79%
(0.05)	(0.43)	(0.48)	11.40	5.73%	124	1.06%	0.51%	13.27%	90%
(0.03)	(0.37)	(0.40)	11.24	(1.59)%	114	1.06%	0.27%	8.26%	106%
(0.05)	—	(0.05)	11.90	15.67%	624	1.06%	0.45%	5.32%	74%
(0.06)	—	(0.06)	10.33	3.84%	185	1.06%	0.72%	16.40%	45%

(0.10)	(1.11)	(1.21)	14.50	40.08%	1,090	0.81%	0.12%	12.03%	79%
(0.09)	(0.43)	(0.52)	11.41	6.05%	680	0.81%	0.76%	13.02%	90%
(0.07)	(0.37)	(0.44)	11.25	(1.32)%	809	0.81%	0.53%	9.22%	106%
(0.09)	—	(0.09)	11.92	15.97%	1,355	0.81%	0.73%	7.35%	74%
(0.02)	—	(0.02)	10.36	3.84%	1,610	0.81%	0.81%	9.65%	45%

(0.08)	(1.11)	(1.19)	14.57	39.88%	147	1.06%	(0.12)%	12.13%	79%
(0.06)	(0.43)	(0.49)	11.46	5.62%	123	1.06%	0.51%	13.12%	90%
(0.04)	(0.37)	(0.41)	11.31	(1.50)%	382	1.06%	0.28%	10.07%	106%
(0.05)	—	(0.05)	11.97	15.68%	364	1.06%	0.46%	6.24%	74%
—	—	—	10.39	3.90%	62	1.06%	0.45%	14.98%	45%

(0.04)	(1.11)	(1.15)	14.14	38.80%	28	1.81%	(0.79)%	13.03%	79%
—	(0.43)	(0.43)	11.20	5.12%	25	1.81%	(0.24)%	14.02%	90%
—	(0.37)	(0.37)	11.06	(1.51)%	—	1.81%	—%	2.06%	106%
—	—	—	11.68	13.62%	—	1.81%	—%	27.23%	74%
—	—	—	10.28	2.80%	253	1.81%	3.73%	25.73%	45%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:
				Net
				Realized and
	Net Asset	Net		Unrealized
	Value,	Investment		Gains	Total from
	Beginning of	Income		(Losses)	Investment
	Period	(Loss)		on Investments	Activities
Opportunistic Fund
Investor Shares
Year Ended August 31, 2021	$13.78	$0.10	(e)	$3.06	$3.16
Year Ended August 31, 2020	12.83	0.11		0.96	1.07
Year Ended August 31, 2019	15.43	0.13		(1.65)	(1.52)
Year Ended August 31, 2018	14.90	0.04	(e)	1.28	1.32
Year Ended August 31, 2017	12.86	(0.02)		2.08	2.06
Institutional Shares
Year Ended August 31, 2021	13.95	0.14	(e)	3.10	3.24
Year Ended August 31, 2020	12.98	0.13		0.99	1.12
Year Ended August 31, 2019	15.61	0.17		(1.68)	(1.51)
Year Ended August 31, 2018	15.61	0.08	(e)	1.30	1.38
Year Ended August 31, 2017	12.99	0.03		2.08	2.11
A Shares
Year Ended August 31, 2021	13.83	0.09	(e)	3.10	3.19
Year Ended August 31, 2020	12.88	0.10		0.96	1.06
Year Ended August 31, 2019	15.48	0.13		(1.65)	(1.52)
Year Ended August 31, 2018	14.95	0.04	(e)	1.28	1.32
Year Ended August 31, 2017	12.90	(0.01)		2.07	2.06
C Shares
Year Ended August 31, 2021	13.42	(0.03	)(e)	3.00	2.97
Year Ended August 31, 2020	12.51	0.02		0.92	0.94
Year Ended August 31, 2019	15.07	0.02		(1.60)	(1.58)
Year Ended August 31, 2018	14.65	(0.08	)(e)	1.25	1.17
Year Ended August 31, 2017	12.73	(0.02)		1.94	1.92

(a)	Annualized for periods less than one year, except for Portfolio Turnover.

(b)	Not annualized for periods less than one year.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	Calculated using average shares.

(f)	The net expense ratio shown for the period reflects the expense limitation agreement which became effective on December 26, 2018.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
								Ratio of Net
	Distributions							Investment	Ratio of
Dividends	from Net		Net Asset	Total Return	Net Assets	Ratio of Net		Income	Gross
from Net	Realized	Total	Value, End	(Excludes	End	Expenses to		(Loss) to	Expenses to
Investment	Gains from	Dividends and	of	Sales	of Period	Average Net		Average	Average	Portfolio
Income	Investments	Distributions	Period	Charge)(b)	(000s)	Assets		Net Assets	Net Assets(c)	Turnover(d)

$(0.06)	$—	$(0.06)	$16.88	22.97%	$4,616	1.25%		0.59%	1.77%	265%
(0.12)	—	(0.12)	13.78	8.46%	1,319	1.25%		0.83%	2.01%	240%
(0.15)	(0.93)	(1.08)	12.83	(9.28)%	3,118	1.37	%(f)	0.97%	1.89%	183%
(0.04)	(0.75)	(0.79)	15.43	9.08%	2,097	1.64%		0.25%	1.85%	157%
(0.02)	—	(0.02)	14.90	15.99%	3,009	1.60%		(0.10)%	1.81%	227%

(0.09)	—	(0.09)	17.10	23.27%	71,356	1.00%		0.85%	1.54%	265%
(0.15)	—	(0.15)	13.95	8.74%	30,697	1.00%		1.03%	1.77%	240%
(0.19)	(0.93)	(1.12)	12.98	(9.10)%	34,492	1.13	%(f)	1.22%	1.64%	183%
(0.07)	(0.75)	(0.82)	15.61	9.45%	45,659	1.35%		0.55%	1.60%	157%
(0.05)	—	(0.05)	15.05	16.27%	38,266	1.31%		0.18%	1.56%	227%

(0.07)	—	(0.07)	16.95	23.05%	1,482	1.25%		0.55%	1.66%	265%
(0.11)	—	(0.11)	13.83	8.37%	1,380	1.25%		0.79%	1.87%	240%
(0.15)	(0.93)	(1.08)	12.88	(9.24)%	1,898	1.37	%(f)	0.98%	1.74%	183%
(0.04)	(0.75)	(0.79)	15.48	9.09%	2,032	1.63%		0.26%	1.70%	157%
(0.01)	—	(0.01)	14.95	15.96%	2,321	1.56%		(0.06)%	1.66%	227%

(0.02)	—	(0.02)	16.37	22.11%	357	2.00%		(0.20)%	2.56%	265%
(0.03)	—	(0.03)	13.42	7.58%	307	2.00%		0.03%	2.77%	240%
(0.05)	(0.93)	(0.98)	12.51	(9.95)%	343	2.15	%(f)	0.19%	2.64%	183%
—	(0.75)	(0.75)	15.07	8.22%	598	2.41%		(0.52)%	2.60%	157%
—	—	—	14.65	15.08%	573	2.34%		(0.84)%	2.56%	227%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:
				Net
				Realized and
	Net Asset	Net		Unrealized
	Value,	Investment		Gains	Total from
	Beginning of	Income		(Losses)	Investment
	Period	(Loss)		on Investments	Activities
World Energy Fund
Investor Shares
Year Ended August 31, 2021	$6.16	$0.13		$2.71	$2.84
Year Ended August 31, 2020	6.71	0.10		(0.51)	(0.41)
Year Ended August 31, 2019	9.49	0.15		(2.82)	(2.67)
Year Ended August 31, 2018	8.06	0.06	(f)	1.41	1.47
Year Ended August 31, 2017	8.63	0.08		(0.58)	(0.50)
Institutional Shares
Year Ended August 31, 2021	6.16	0.14		2.72	2.86
Year Ended August 31, 2020	6.72	0.13		(0.53)	(0.40)
Year Ended August 31, 2019	9.51	0.17		(2.83)	(2.66)
Year Ended August 31, 2018	8.07	0.09	(f)	1.42	1.51
Year Ended August 31, 2017	8.65	0.11		(0.59)	(0.48)
A Shares
Year Ended August 31, 2021	6.15	0.13		2.70	2.83
Year Ended August 31, 2020	6.70	0.11		(0.52)	(0.41)
Year Ended August 31, 2019	9.49	0.15		(2.83)	(2.68)
Year Ended August 31, 2018	8.06	0.07	(f)	1.41	1.48
Year Ended August 31, 2017	8.63	0.09		(0.59)	(0.50)
C Shares
Year Ended August 31, 2021	6.10	0.08		2.67	2.75
Year Ended August 31, 2020	6.64	0.05		(0.51)	(0.46)
Year Ended August 31, 2019	9.39	0.09		(2.79)	(2.70)
Year Ended August 31, 2018	8.00	—	(f)	1.40	1.40
Year Ended August 31, 2017	8.57	0.02		(0.58)	(0.56)

(a)	Annualized for periods less than one year, except for Portfolio Turnover.

(b)	Not annualized for periods less than one year.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	The net expense ratio shown for the period reflects the expense limitation agreement which became effective on December 26, 2018.

(f)	Calculated using average shares.

 Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:							Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.11)	$—	$—	$(0.11)	$8.89	46.49%	$6,895	1.15%		1.69%	1.96%	174%
(0.14)	—	—	(0.14)	6.16	(6.19)%	2,984	1.15%		1.68%	2.18%	191%
(0.11)	—	—	(0.11)	6.71	(28.27)%	3,079	1.25	%(e)	1.56%	1.68%	145%
(0.04)	—	—	(0.04)	9.49	18.27%	7,964	1.39%		0.66%	1.56%	130%
(0.06)	—	(0.01)	(0.07)	8.06	(5.87)%	9,316	1.33%		0.90%	1.53%	103%

(0.13)	—	—	(0.13)	8.89	46.78%	15,641	0.90%		1.88%	1.69%	174%
(0.16)	—	—	(0.16)	6.16	(5.91)%	6,254	0.90%		1.82%	1.89%	191%
(0.13)	—	—	(0.13)	6.72	(28.12)%	11,163	0.97	%(e)	1.88%	1.43%	145%
(0.07)	—	—	(0.07)	9.51	18.71%	37,696	1.12%		0.97%	1.31%	130%
(0.08)	—	(0.02)	(0.10)	8.07	(5.69)%	25,809	1.01%		1.24%	1.28%	103%

(0.12)	—	—	(0.12)	8.86	46.33%	2,216	1.15%		1.54%	1.83%	174%
(0.14)	—	—	(0.14)	6.15	(6.13)%	1,867	1.15%		1.66%	2.02%	191%
(0.11)	—	—	(0.11)	6.70	(28.35)%	2,485	1.21	%(e)	1.67%	1.53%	145%
(0.05)	—	—	(0.05)	9.49	18.37%	6,302	1.34%		0.72%	1.41%	130%
(0.06)	—	(0.01)	(0.07)	8.06	(5.84)%	6,836	1.26%		0.96%	1.38%	103%

(0.07)	—	—	(0.07)	8.78	45.25%	3,101	1.90%		0.94%	2.74%	174%
(0.08)	—	—	(0.08)	6.10	(6.89)%	2,458	1.90%		0.87%	2.91%	191%
(0.05)	—	—	(0.05)	6.64	(28.82)%	3,688	1.95	%(e)	0.97%	2.43%	145%
(0.01)	—	—	(0.01)	9.39	17.51%	6,115	2.11%		(0.05)%	2.31%	130%
(0.01)	—	—	(0.01)	8.00	(6.59)%	6,131	2.01%		0.23%	2.28%	103%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Hedged Income Fund
Investor Shares
December 28, 2020(e) through August 31, 2021	$10.00	$0.14	(f)	$0.74	$0.88
Institutional Shares
December 28, 2020(e) through August 31, 2021	10.00	0.15	(f)	0.75	0.90
A Shares
December 28, 2020(e) through August 31, 2021	10.00	0.14	(f)	0.74	0.88

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Commencement of operations.
(f)	Calculated using average shares.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.07)	$—	$(0.07)	$10.81	8.79%	$1,438	1.35%	1.90%	2.26%	23%

(0.08)	—	(0.08)	10.82	9.04%	23,042	1.10%	2.14%	2.01%	23%

(0.08)	—	(0.08)	10.80	8.77%	1,709	1.35%	1.88%	2.11%	23%

KPMG LLP

Suite 500

191 West Nationwide Blvd.

Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Cavanal Hill Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Funds listed in the Appendix (collectively, the “Funds”) including the schedules of portfolio investments, as of August 31, 2021, the related statements of operations, the statements of changes in net assets, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods listed in the Appendix. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, the results of their operations, the changes in their net assets, and the financial highlights for each of the years or periods listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Cavanal Hill Funds investment companies since 1990.

Columbus, Ohio

October 26, 2021

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Appendix

Fund	Financial Statement	Period

U.S. Treasury Fund
	Statement of Operations	Year ended August 31, 2021.
	Statements of Changes in Net Assets	Two years ended August 31, 2021.
	Financial Highlights	Five years ended August 31, 2021.

Government Securities Money Market Fund
	Statement of Operations	Year ended August 31, 2021.
	Statements of Changes in Net Assets	Two years ended August 31, 2021.
	Financial Highlights	Five years ended August 31, 2021.

Limited Duration Fund
	Statement of Operations	Year ended August 31, 2021.
	Statements of Changes in Net Assets	Two years ended August 31, 2021.
	Financial Highlights	Five years ended August 31, 2021.

Moderate Duration Fund
	Statement of Operations	Year ended August 31, 2021.
	Statements of Changes in Net Assets	Two years ended August 31, 2021.
	Financial Highlights	Five years ended August 31, 2021.

Bond Fund
	Statement of Operations	Year ended August 31, 2021.
	Statements of Changes in Net Assets	Two years ended August 31, 2021.
	Financial Highlights	Five years ended August 31, 2021.

Strategic Enhanced Yield Fund
	Statement of Operations	Year ended August 31, 2021.
	Statements of Changes in Net Assets	Two years ended August 31, 2021.
	Financial Highlights	Three years ended August 31, 2021 and for the period December 26, 2017 (commencement of operations) through August 31, 2018.

Ultra Short Tax-Free Income Fund
	Statement of Operations	Year ended August 31, 2021.
	Statements of Changes in Net Assets	Two years ended August 31, 2021.
	Financial Highlights	Three years ended August 31, 2021 and for the period December 26, 2017 (commencement of operations) through August 31, 2018.

Active Core Fund
	Statement of Operations	Year ended August 31, 2021.
	Statements of Changes in Net Assets	Two years ended August 31, 2021.
	Financial Highlights	Five years ended August 31, 2021.

Mid Cap Diverse Leadership Fund
(formerly Mid Cap Core Equity Fund)	Statement of Operations	Year ended August 31, 2021.
	Statements of Changes in Net Assets	Two years ended August 31, 2021.
	Financial Highlights	Four years ended August 31, 2021 and for the period December 30, 2016 (commencement of operations) through August 31, 2017.

Opportunistic Fund
	Statement of Operations	Year ended August 31, 2021.
	Statements of Changes in Net Assets	Two years ended August 31, 2021.
	Financial Highlights	Five years ended August 31, 2021.

World Energy Fund
	Statement of Operations	Year ended August 31, 2021.
	Statements of Changes in Net Assets	Two years ended August 31, 2021.
	Financial Highlights	Five years ended August 31, 2021.

Hedged Income Fund
	Statement of Operations	For the period December 28, 2020 (commencement of operations) through August 31, 2021.
	Statements of Changes in Net Assets	For the period December 28, 2020 (commencement of operations) through August 31, 2021.
	Financial Highlights	For the period December 28, 2020 (commencement of operations) through August 31, 2021

Additional Fund Information (Unaudited)

August 31, 2021

Notification of Sources of Distributions Pursuant to Rule 19a-1 under the Investment Company Act of 1940:

As noted in the table below, during the fiscal year ending August 31, 2021, certain Funds made distributions to shareholders from net income in excess of that which was earned for book purposes (capital sources).* Distributions are not anticipated to exceed earnings for U.S. income tax purposes. As of August 31, 2021, the sources of these distributions were as follows (amounts represent dollars per share):

	Investor Shares			Institutional Shares			Class A
	Net	Capital	Total	Net	Capital	Total	Net	Capital	Total
Fund	Income	Sources	Distributions	Income	Sources	Distributions	Income	Sources	Distributions
Limited Duration Fund	0.12831	0.01198	0.14029	0.14915	0.01392	0.16307	0.12847	0.01199	0.14046
Bond Fund	0.17284	0.00236	0.17520	0.19706	0.00269	0.19975	0.17290	0.00236	0.17526

*	Capital gains and losses from periodic repayment of bond principal are recognized as income for book purposes but, for U.S. income tax purposes, are distributed to shareholders from net capital gains. 'Final 2021 tax information for the Funds will be mailed to shareholders next year by January 31, 2022. Accordingly, shareholders should not use the information provided in this notice for tax reporting purposes.

Other Federal Income Tax Information:

For the year ended August 31, 2021, a portion of the ordinary income distributions paid by the Funds may be qualified dividend income. The Funds intend to designate the maximum amount allowable. Complete information will be reported in conjunction with the 2021 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2021, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Active Core Fund	27.53%
Mid Cap Diverse Leadership Fund	33.16%
Opportunistic Fund	29.61%
World Energy Fund	88.55%
Hedged Income Fund	100.00%

For the year ended August 31, 2021, the following Funds paid dividends, a portion of which may be subject to a maximum tax rate of 23.8%:

Fund	Percentage
Active Core Fund	30.77%
Mid Cap Diverse Leadership Fund	33.25%
Opportunistic Fund	48.85%
World Energy Fund	100.00%
Hedged Income Fund	100.00%

The Ultra Short Tax-Free Income Fund designated $8,617 of its income distributions as tax-exempt distributions for the year ended August 31, 2021.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended August 31, 2021:

Fund*	Amount
Strategic Enhanced Yield Fund	7,094
Active Core Fund	2,087,788
Mid Cap Diverse Leadership Fund	70,273

*	Long-term capital gain distributions are subject to a federal tax rate of 20%.

For the year ended August 31, 2021, certain Funds designate the maximum amount allowable but not less than the following amounts as a short-term capital gain dividend in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code:

Fund	Amount
Strategic Enhanced Yield Fund	$444,081
Active Core Fund	$49,753
Mid Cap Diverse Leadership Fund	$31,062

Additional Fund Information (Unaudited)	Continued

August 31, 2021

For the year ended August 31, 2021, certain Funds designate the maximum amount allowable but not less than the following amounts as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code:

Fund	Amount
U.S. Treasury Fund	$58,467
Government Securities Money Market Fund	205,736
Limited Duration Fund	1,479,659
Moderate Duration Fund	418,644
Bond Fund	1,616,267
Strategic Enhanced Yield Fund	452,344
Active Core Fund	63,733
Mid Cap Diverse Leadership Fund	10
Opportunistic Fund	132,164
World Energy Fund	14,538

Additional Fund Information (Unaudited)	Continued

August 31, 2021

REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENT

The Trust’s investment advisory agreement (the “Advisory Agreement”) with Cavanal Hill Investment Management, Inc. (the “Adviser”) was formally considered and approved by the Board of Trustees at a meeting held on July 29, 2021. The Trustees reviewed extensive material throughout the year in connection with their consideration of the Advisory Agreement. In connection with such approval, the Trustees, reviewed data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons to industry averages for comparable funds for advisory fees and total fund expenses. The information provided to the Trustees at the meeting also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, as well as Counsel to the Funds, which provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by the Adviser, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and the Adviser.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Investment Advisory Agreement should be amended and continued, and no factor alone was considered determinative. The Trustees, including a majority of independent Trustees, determined that the overall arrangement between the Trust and the Adviser, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Board meetings, as well as materials furnished specifically in connection with the annual review process. The Adviser’s senior management and portfolio managers presented information to the Trustees at Board meetings and discussed the Funds’ performance and the Funds’ investment objectives, strategies and outlook. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for the day-to-day management of each Fund. The Trustees also considered the Adviser’s research and portfolio management capabilities, oversight of day-to-day Fund operations, including fund accounting and administration, shareholder communications, regulatory and other reporting, and assistance in meeting legal and regulatory requirements. Materials provided throughout the year covered matters such as compliance of portfolio managers and other management personnel with the code of ethics and the adherence to fair pricing procedures. Consideration was given to the overall performance of the Adviser in light of the economy. The Trustees concluded that the nature, extent, and quality of services under the Advisory Agreement were appropriate and consistent with industry norms.

Investment Performance

Investment performance reports and related financial information for the Funds were discussed throughout the year and were presented in association with the renewal. The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group as reported by Lipper. One, three, five and ten-year performance data was presented. The Trustees discussed with the Adviser the performance goals and the actual results achieved in managing the Funds as well as the effect of market conditions on the Funds.

All classes of the Cavanal Hill Government Securities Money Market Fund were in the upper third of their Lipper peer groups for the year. The Institutional, Select and Administrative classes of the Cavanal Hill U.S. Treasury Fund were also in the upper third of their Lipper peers’ groups, while the Service Class was in the upper half.

The Limited Duration Fund Institutional share class was in the 87th percentile in its peer group for the one-year period. The relatively conservative positioning of the fund was the primary reason for the underperformance as higher-risk securities performed very well during the time period. The Moderate Duration Fund Institutional share class was in the 47th percentile in its peer group for the one-year period. The fund’s large allocations to the corporate and taxable municipal sectors helped it keep pace with its peers as both sectors performed well over the time period. The Bond Fund Institutional share class was in the 68th percentile for the one-year period. Though the fund was heavily-weighted in both the corporate and taxable municipal sectors, the peer group was very aggressively positioned and allocations to high-risk securities were rewarded. The Strategic Enhanced Yield Fund Institutional share class was in the 98th percentile for the one-year period. The fund was hindered by both its conservative credit positioning as well as its longer-duration as interest rates rose significantly during the time period. The Ultra Short Tax-Free Income Fund was in the 98th percentile of the Lipper Short Municipal Fund group for the year. The Fund’s underperformance was due to the short duration, the investment mix of variable rate demand notes (VRDNs) and fixed rate paper negatively impacted performance, as rates in the short end of the muni market declined throughout of the period.

The Institutional class shares of the Opportunistic Fund had Lipper rankings in the top quintile for the 1-year, 3-year, and 5-year periods. The Institutional class shares of the Active Core Fund had a Lipper ranking of 58th for the 1-year period. Longer term performance remained strong as the Active Core Fund’s Lipper rankings were 27th and 36th for the respective 3- and 5-year periods. The Institutional class shares of the World Energy Fund had a Morningstar ranking of 39th. The World Energy Fund was the #1 Fund in the category for both the 3- and 5-year periods. Lipper does not have an Energy category, so the World Energy Fund’s performance was compared to the Morningstar Energy category. As of May 31, 2021, the fund was a 5-star Morningstar fund. The Mid Cap Diverse Leadership Fund was positioned in higher quality, less volatile stocks compared to the Lipper peer group where many peers have greater exposure to small caps and lower quality stocks. The fund’s more conservative approach and lack of small cap stocks during this period hindered performance, especially after the arrival of a viable COVID-19 vaccine. The institutional share class ranks at the 69th percentile for the 1-year period. As of May 31, 2020, the fund was a 4-star Morningstar fund. Over the years, the Funds have received numerous Lipper Fund Awards in recognition of outstanding performance. Based on their review, and in light of market conditions, the Trustees were satisfied that the performance of each of the Funds was within an acceptable range.

Additional Fund Information (Unaudited)	Continued

August 31, 2021

Cost of Services and Profits Realized by Cavanal Hill Investment Management, Inc. and its Affiliates

The Trustees also considered peer group comparable information with respect to the investment advisory fees charged by the Adviser to each of the Funds. Information on voluntary fee waivers was presented and considered. The Trustees reviewed administration, custody and distributor fees received, respectively, by the Adviser and its affiliates, BOKF, NA and Cavanal Hill Distributors, Inc. and selling agreement fees earned by BOKF, NA and BOKFS, Inc. The Trustees also considered the fallout benefits to the Adviser of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by the Adviser with respect to investment advisory, administration, distribution and custody services to each Fund. The Trustees recognized that the data presented was not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Funds, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In reviewing and discussing such analysis, management discussed with the Trustees its belief that costs incurred in establishing and maintaining the infrastructure necessary to support mutual fund operations conducted by the Adviser affect the expenses allocated to the Funds in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Trustees also took into account the need to meet regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, SEC and other regulatory requirements. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. However, the Lipper peer group report reflected that investment advisory fees charged by the Adviser were generally in line with median fees. The investment advisory fees, net of waivers and expenses, with respect to the Funds, were equal to or below the median for all fund classes. The Trustees analyzed the fees paid to the Adviser in light of performance and the services provided, and in light of profitability to the Adviser. Based on their review, the Trustees concluded that the fees paid to, and the profitability of, Cavanal Hill Investment Management, Inc. under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

Finally, the Trustees considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints. The Trustees determined that their review of potential economies of scale supported their decision to approve the Advisory Agreement.

Additional Fund Information (Unaudited)	Continued

August 31, 2021

OPERATION AND IMPLEMENTATION OF THE LIQUIDITY RISK MANAGEMENT PROGRAM

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Cavanal Hill Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust, exclusive of the money market funds (each a “Fund” and collectively the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. Liquidity risk is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the Program and the designation of the Cavanal Hill Liquidity Risk Management Oversight Committee as the Administrator of the Program, subject to the oversight of the Board. The Cavanal Hill Liquidity Risk Management Oversight Committee includes investment, compliance and administration representatives.

The Administrator provided its annual report, dated June 1, 2021 (“Liquidity Report”) to the Board in board meeting materials for the Trust’s July 29, 2021 board meeting. The liquidity Report assessed the adequacy and effectiveness of the Program. The Liquidity Report addressed the key components of the Program, including (i) the Fund’s investment strategy and liquidity of investments during both normal and reasonably foreseeable stressed conditions (including market volatility related to COVID-19), (ii) short-term and long-term cash flow projections, (iii) any liquidity events or applicable highly liquid investment minimums and (iv) classification of portfolio holdings into one of four liquidity categories. The Administrator also reported on filings of Forms N-PORT and N-Liquid with the SEC, including confirmation that none of the Funds exceeded the 15% illiquid security limit.

As reflected in the Liquidity Report, the Program is operating as intended and is an effective tool in implementing the requirements of the Liquidity Rule. Each Fund’s liquidity risk continues to be appropriate in light of the Fund’s investment objective and strategies. No changes to the Program were recommended.

Additional Fund Information (Unaudited)	Continued

August 31, 2021

U.S. Treasury Fund:

Security Allocation	Percentage of Net Assets
U.S. Treasury Obligations	47.9%
Repurchase Agreements	44.9%
Investment Companies	7.2%
Total	100.0%

Government Securities Money Market Fund:

Percentage of
Security Allocation	Net Assets
U.S. Government Agency Securities	30.2%
U.S. Treasury Obligations	26.9%
Repurchase Agreements	34.0%
Investment Companies	8.9%
Total	100.0%

Limited Duration Fund:

Percentage of
Security Allocation	Net Assets
Asset Backed Securities	31.7%
Mortgage Backed Securities	35.3%
Corporate Bonds	15.7%
Taxable Municipal Bonds	2.0%
U.S. Government Agency Securities	2.7%
U.S. Treasury Obligations	9.3%
Investment in Affiliates	5.1%
Liabilities in excess of other assets	(1.8)%
Total	100.0%

Moderate Duration Fund:

Percentage of
Security Allocation	Net Assets
Asset Backed Securities	11.5%
Mortgage Backed Securities	18.2%
Corporate Bonds	28.7%
Taxable Municipal Bonds	19.7%
U.S. Government Agency Securities	2.1%
U.S. Treasury Obligations	13.5%
Investment in Affiliates	5.8%
Other assets in excess of liabilities	0.5%
Total	100.0%

Bond Fund:

Percentage of
Security Allocation	Net Assets
Asset Backed Securities	11.8%
Mortgage Backed Securities	15.9%
Corporate Bonds	33.1%
Taxable Municipal Bonds	18.5%
U.S. Government Agency Securities	2.8%
U.S. Treasury Obligations	15.6%
Investment in Affiliates	2.1%
Other assets in excess of liabilities	0.2%
Total	100.0%

Strategic Enhanced Yield Fund:

Percentage of
Security Allocation	Net Assets
Asset Backed Securities	17.7%
Mortgage Backed Securities	32.4%
Corporate Bonds	27.8%
U.S. Treasury Obligations	11.1%
Investment Companies	5.1%
Investment in Affiliates	6.1%
Liabilities in excess of other assets	(0.2)%
Total	100.0%

Ultra Short Tax-Free Income Fund:

Percentage of
Security Allocation	Net Assets
Municipal Bonds	110.9%
Investment in Affiliates	0.3%
Liabilities in excess of other assets	(11.2)%
Total	100.0%

Active Core Fund:

Percentage of
Security Allocation	Net Assets
Common Stocks	54.6%
Asset Backed Securities	4.3%
Mortgage Backed Securities	6.2%
Corporate Bonds	12.7%
Taxable Municipal Bonds	6.8%
U.S. Government Agency Securities	1.1%
U.S. Treasury Obligations	6.4%
Investment Companies	4.4%
Investment in Affiliates	2.5%
Other assets in excess of liabilities	1.0%
Total	100.0%

Mid Cap Diverse Leadership Fund :

Percentage of
Security Allocation	Net Assets
Common Stocks	95.9%
Investment in Affiliates	2.6%
Other assets in excess of liabilities	1.5%
Total	100.0%

Opportunistic Fund:

Percentage of
Security Allocation	Net Assets
Common Stocks	77.9%
Corporate Bonds	17.3%
Investment Companies	1.5%
Investment in Affiliates	1.7%
Other assets in excess of liabilities	1.6%
Total	100.0%

World Energy Fund:

Percentage of
Security Allocation	Net Assets
Common Stocks	92.3%
Corporate Bonds	5.0%
Investment Companies	1.2%
Investment in Affiliates	1.6%
Liabilities in excess of other assets	(0.1)%
Total	100.0%

Hedged Income Fund:

Percentage of
Security Allocation	Net Assets
Common Stocks	97.9%
Purchased Options	0.9%
Investment in Affiliates	2.0%
Liabilities in excess of other assets	(0.8)%
Total	100.0%

Additional Fund Information (Unaudited)	Continued

August 31, 2021

Trustees and Officers of Cavanal Hill Funds

The following table sets forth certain information about each of the Trust’s Officers.

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held By Trustee
Officers
Bill King (1959)	President, Assistant Secretary	Indefinite, 5/20 — Present	From 2016 to present, President and CEO of Cavanal Hill Distributors, Inc. Since 2013, national sales manager of Cavanal Hill Investment Management, Inc.	N/A	N/A

Joel B. Engle (1965)	Treasurer	Indefinite, 1/17 — Present	From 2007 to present, SVP of Citi Fund Services Ohio, Inc.	N/A	N/A

Charles Booth (1960)	Chief Compliance Officer, Anti-Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 5/15 — Present	From 2007 to present, Director of Citi Fund Services Ohio, Inc., CCO Services. From 1988 to present, Account Manager, Manager of Financial Administration, SVP of Compliance of Citi Fund Services Ohio, Inc.	N/A	N/A

Cheryl Briggs (1960)	Vice President and Secretary	Indefinite 4/15 — Present	From March 2015 to present, Officer, Cavanal Hill Funds Administrator. From November 2008 to March 2015, Executive Assistant for Institutional Wealth Management at BOKF, NA.	N/A	N/A

For interested officers, Mr. King and Ms. Briggs, positions held with affiliated persons or principal underwriters of the Trust are provided above. For interested Trustees, the information is listed in the following table:

Name	Positions Held With Affiliated Persons Or Principal Underwriters Of The Funds
Scott Grauer (1964)	BOK Financial, Executive Vice President, Wealth Management Division; BOKFS, Chief Executive Officer. Mr. Grauer is also Chairman of the Board of BOKFS, CHD, CHIM and affiliated advisers, BOK Financial Asset Management and BOK Financial Private Wealth, Inc., and serves as an officer or as a member of the board for other BOK Financial subsidiaries.

Additional Fund Information (Unaudited)	Continued

August 31, 2021

Trustees and Officers of Cavanal Hill Funds

The following table sets forth certain information about each of the Trust’s Officers.

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held By Trustee During The Past 5 Years*
Independent Trustees:
William H. Wilson Jr. (1958)	Trustee, Chairman	Indefinite, 5/08—Present	Ownership interest and/or executive positions with Sage Partners and Lonestar Ecology	12	N/A

Jennifer Wheeler (1972)	Trustee	Indefinite, 11/16—Present	Counsel to the American Fidelity Insurance Company; Shareholder, McAfee & Taft	12	N/A

Interested Trustees:
Scott Grauer** (1964)	Trustee	Indefinite, 1/10—Present	From July 2008 to present, Executive Vice President, Wealth Management Division, BOKF; from 1991 to present, CEO, BOK Financial Securities, Inc.	12	None

*	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
**	Mr. Grauer is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Grauer is an “interested person” because he is an Executive Vice President of BOK Financial, the parent of Cavanal Hill Distributors, Inc. (“CHD”) and the indirect parent of Cavanal Hill Investment Management, Inc. (“CHIM”). Mr. Grauer is also Chairman of the Board of BOKFS, CHD, CHIM and affiliated advisers, BOK Financial Asset Management, Inc. and BOK Financial Private Wealth, and serves as an officer or as a member of the board for other BOK Financial subsidiaries.

The Funds’ Statement of Additional Information includes additional information about the Trustees and Officers. The Statement of Additional Information may be obtained by calling 1-800-762-7085.

Additional Fund Information (Unaudited)	Continued

August 31, 2021

As a shareholder of the Cavanal Hill Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cavanal Hill Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2021 through August 31, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the table under the heading entitled “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During Period 3/1/21- 8/31/21	Expense Ratio During Period 3/1/21 - 8/31/21
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,000.00	$0.15	0.03%
Service Shares	1,000.00	1,000.00	0.15	0.03%
Institutional Shares	1,000.00	1,000.00	0.15	0.03%
Select Shares	1,000.00	1,000.00	0.15	0.03%
Government Securities Money Market Fund
Administrative Shares	1,000.00	1,000.10	0.20	0.04%
Institutional Shares	1,000.00	1,000.00	0.20	0.04%
Select Shares	1,000.00	1,000.00	0.20	0.04%
Premier Shares	1,000.00	1,000.10	0.20	0.04%
Limited Duration Fund
Investor Shares	1,000.00	1,001.80	3.89	0.77%
Institutional Shares	1,000.00	1,003.00	2.63	0.52%
A Shares	1,000.00	1,001.80	3.89	0.77%
Moderate Duration Fund
Investor Shares	1,000.00	1,010.70	3.75	0.74%
Institutional Shares	1,000.00	1,012.00	2.48	0.49%
A Shares	1,000.00	1,009.80	3.75	0.74%
Bond Fund
Investor Shares	1,000.00	1,012.70	3.65	0.72%
Institutional Shares	1,000.00	1,014.00	2.39	0.47%
A Shares	1,000.00	1,013.70	3.65	0.72%
Strategic Enhanced Yield Fund
Investor Shares	1,000.00	1,017.60	5.14	1.01%
Institutional Shares	1,000.00	1,019.00	3.87	0.76%
A Shares	1,000.00	1,018.70	5.14	1.01%
Ultra Short Tax-Free Income Fund
Investor Shares	1,000.00	998.00	3.02	0.60%
Institutional Shares	1,000.00	1,000.00	1.76	0.35%
A Shares	1,000.00	999.00	3.02	0.60%
Active Core Fund
Investor Shares	1,000.00	1,083.60	5.67	1.08%
Institutional Shares	1,000.00	1,086.10	4.36	0.83%
A Shares	1,000.00	1,083.90	5.78	1.10%
C Shares	1,000.00	1,080.60	9.60	1.83%
Mid Cap Diverse Leadership Fund
Investor Shares	1,000.00	1,150.40	5.75	1.06%
Institutional Shares	1,000.00	1,152.90	4.40	0.81%
A Shares	1,000.00	1,151.30	5.75	1.06%
C Shares	1,000.00	1,146.80	9.79	1.81%
Opportunistic Fund
Investor Shares	1,000.00	1,003.80	6.31	1.25%
Institutional Shares	1,000.00	1,005.50	5.05	1.00%
A Shares	1,000.00	1,004.40	6.32	1.25%
C Shares	1,000.00	1,000.50	10.08	2.00%

Additional Fund Information (Unaudited)	Continued

August 31, 2021

	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During Period 3/1/21 - 8/31/21	Expense Ratio During Period* 3/1/21 - 8/31/21
World Energy Fund
Investor Shares	1,000.00	1,018.60	5.85	1.15%
Institutional Shares	1,000.00	1,019.60	4.58	0.90%
A Shares	1,000.00	1,018.00	5.85	1.15%
C Shares	1,000.00	1,014.00	9.65	1.90%
Hedged Income Fund
Investor Shares	1,000.00	1,093.40	7.12	1.35%
Institutional Shares	1,000.00	1,094.70	5.81	1.10%
A Shares	1,000.00	1,093.20	7.12	1.35%

*	Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Additional Fund Information (Unaudited)	Continued

August 31, 2021

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Cavanal Hill Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expense may not be used to estimate actual ending account balance or expense you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period*
	3/1/21	8/31/21	3/1/21 - 8/31/21	3/1/21 - 8/31/21
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,025.05	$0.15	0.03%
Service Shares	1,000.00	1,025.05	0.15	0.03%
Institutional Shares	1,000.00	1,025.05	0.15	0.03%
Select Shares	1,000.00	1,025.05	0.15	0.03%
Government Securities Money Market Fund
Administrative Shares	1,000.00	1,025.00	0.20	0.04%
Institutional Shares	1,000.00	1,025.00	0.20	0.04%
Select Shares	1,000.00	1,025.00	0.20	0.04%
Premier Shares	1,000.00	1,025.00	0.20	0.04%
Limited Duration Fund
Investor Shares	1,000.00	1,021.32	3.92	0.77%
Institutional Shares	1,000.00	1,022.58	2.65	0.52%
A Shares	1,000.00	1,021.32	3.92	0.77%
Moderate Duration Fund
Investor Shares	1,000.00	1,021.48	3.77	0.74%
Institutional Shares	1,000.00	1,022.74	2.50	0.49%
A Shares	1,000.00	1,021.48	3.77	0.74%
Bond Fund
Investor Shares	1,000.00	1,021.58	3.67	0.72%
Institutional Shares	1,000.00	1,022.84	2.40	0.47%
A Shares	1,000.00	1,021.58	3.67	0.72%
Strategic Enhanced Yield Fund
Investor Shares	1,000.00	1,020.11	5.14	1.01%
Institutional Shares	1,000.00	1,021.37	3.87	0.76%
A Shares	1,000.00	1,020.11	5.14	1.01%
Ultra Short Tax-Free Income Fund
Investor Shares	1,000.00	1,022.18	3.06	0.60%
Institutional Shares	1,000.00	1,023.44	1.79	0.35%
A Shares	1,000.00	1,022.18	3.06	0.60%
Active Core Fund
Investor Shares	1,000.00	1,019.76	5.50	1.08%
Institutional Shares	1,000.00	1,021.02	4.23	0.83%
A Shares	1,000.00	1,019.66	5.60	1.10%
C Shares	1,000.00	1,015.98	9.30	1.83%
Mid Cap Diverse Leadership Fund
Investor Shares	1,000.00	1,019.86	5.40	1.06%
Institutional Shares	1,000.00	1,021.12	4.13	0.81%
A Shares.	1,000.00	1,019.86	5.40	1.06%
C Shares	1,000.00	1,016.08	9.20	1.81%
Opportunistic Fund
Investor Shares	1,000.00	1,018.90	6.36	1.25%
Institutional Shares	1,000.00	1,020.16	5.09	1.00%
A Shares	1,000.00	1,018.90	6.36	1.25%
C Shares	1,000.00	1,015.12	10.16	2.00%

Additional Fund Information (Unaudited)	Concluded
August 31, 2021

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period*
	3/1/21	8/31/21	3/1/21 - 8/31/21	3/1/21 - 8/31/21
World Energy Fund
Investor Share	1,000.00	1,019.41	5.85	1.15%
Institutional Shares	1,000.00	1,020.67	4.58	0.90%
A Shares	1,000.00	1,019.41	5.85	1.15%
C Shares	1,000.00	1,015.63	9.65	1.90%
Hedged Income Fund
Investor Shares	1,000.00	1,018.40	6.87	1.35%
Institutional Shares	1,000.00	1,019.66	5.60	1.10%
A Shares	1,000.00	1,018.40	6.87	1.35%

*	Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Ann-08/21

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Wilson Jr. who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2021	2020
(a) Audit Fees	$179,300	$160,900
(b) Audit-Related Fees	$40,000	$39,000
(c) Tax Fees*	$55,590	$48,600
(d) All Other Fees	$-	$-

*Related to preparation of federal income, excise tax returns, state tax return and review of capital gain distribution calculations.

4(e)(1)

The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Funds and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Fund officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

4(e)(2)

2021 – 100%

2020 – 100%

4(f) Not Applicable

4(g)

2021 – $95,590

2020 – $87,600

4(h) Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nomination Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1).	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Cavanal Hill Funds

By (Signature and Title)*	/s/ Bill King
Bill King, President (Principal Executive Officer)

Date        October 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bill King
Bill King, President (Principal Executive Officer)

Date        October 28, 2021

By (Signature and Title)*	/s/ Joel B. Engle
Joel B. Engle, Treasurer (Principal Financial Officer)

Date        October 28, 2021